     As filed with the Securities and Exchange Commission on 25 April 2001

                                                       Registration No. 33-58796
                                                                  811-7534

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 13
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT B OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
                    (Address of Principal Executive Office)

                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                       Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404


It is proposed that this filing will become effective (check appropriate space)

[_]  immediately upon filing pursuant to paragraph (b), of Rule 485

[X]  1 May 2001 pursuant to paragraph (b) of Rule 485

[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]  on (date), pursuant to paragraph (a)(1) of rule 485

[_]  75 days after filing pursuant to paragraph (a)(2) of rule 485

[_]  on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies.

                [LOGO OF SCUDDER VARIABLE LIFE INVESTMENT FUND]
                    [LOGO OF PARAGON LIFE INSURANCE COMPANY]
            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

                                                                           50407
                                                                             Com
              Prospectus dated May 1, 2001

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

Each Division of the Separate Account will invest solely in Class A Shares of a corresponding investment portfolio of Scudder Variable Series I (SVSI) or Scudder Variable Series II (SVSII).

                 FUND                                    FUND
--------------------------------------------------------------------------------



 SVSI Money Market Portfolio            SVSI Global Discovery Portfolio [/R]



 SVSI Bond Portfolio                    SVSI International Portfolio [/R]



 SVSI Capital Growth Portfolio          SVSI 21st Century Growth Portfolio

 SVSI Balanced Portfolio [/R]


                                       SVSII Growth Portfolio
 SVSI Growth and Income Portfolio [/R]
--------------------------------------------------------------------------------

                The date of this Prospectus is May 1, 2001.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, The Separate Account, and The Funds.........................   9
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  13
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  17
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  22
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  27
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  30
Distribution of the Policies.............................................  34
General Provisions of the Group Contract.................................  34
Federal Tax Matters......................................................  35
Safekeeping of the Separate Account's Assets.............................  38
Voting Rights............................................................  38
State Regulation of the Company..........................................  39
Management of the Company................................................  40
Legal Matters............................................................  41
Legal Proceedings........................................................  41
Experts..................................................................  41
Additional Information...................................................  41
Definitions..............................................................  42
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group Contract or an employer-sponsored insurance program. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account and The Funds" for a complete description of the available Funds.) An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% from all premiums paid to cover state premium taxes. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured and cost of insurance charge, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 2000.

   The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                                                       Total
                                                                       Annual
                Fund                   Management Fees Other Expenses Expenses
SVSI Money Market Portfolio                 0.37%          0.09%       0.46%
SVSI Bond Portfolio                         0.48%          0.10%       0.58%
SVSI Capital Growth Portfolio               0.46%          0.03%       0.49%
SVSI Balanced Portfolio                     0.48%          0.06%       0.54%
SVSI Growth and Income Portfolio            0.48%          0.08%       0.56%
SVSI Global discovery Portfolio(1)          0.98%          0.30%       1.28%
SVSI International Portfolio                0.82%          0.14%       0.96%
SVSI 21st Century Growth Portfolio(1)       0.88%          0.47%       1.35%
SVSII Growth Portfolio                      0.60%          0.05%       0.65%

(1) Pursuant to their respective agreements with Scudder Variable Series I, the investment manager and the accounting agent have agreed, for the one-year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolio to the amounts set forth after the portfolio names: SVSI Scudder Global Discovery 1.25% and SVSI Scudder 21st Century Growth 1.50%.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                      THE COMPANY AND THE SEPARATE ACCOUNT

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 2000, we had assets of $403 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies.

In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies we issue.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in Class A shares of Scudder Variable Series I (the "Scudder Variable Series I") and Scudder Variable Series II (the "Scudder Variable II") both series-type mutual funds registered with the SEC as open-ended diversified management investment companies. The assets of the Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

Investment Results. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund:

SVSI Money Market Portfolio

The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a net asset value of $1.00 per share. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI Bond Portfolio

The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI Capital Growth Portfolio

The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI Balanced Portfolio

The Balanced Portfolio pursues a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI Growth and Income Portfolio

The Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI Global Discovery Portfolio

The Global Discovery Portfolio pursues above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI International Portfolio

The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI 21st Century Growth Portfolio

The 21st Century Growth Portfolio pursues long-term growth of capital by investing primarily in equity securities issued by emerging growth companies. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSII Growth Portfolio

The Growth Portfolio seeks maximum appreciation of capital. The portfolio normally invests at least .65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more).

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of other policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued:

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue

Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1)The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

(b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

(d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

(e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

(7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

(8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

(6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

(1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

(2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

(3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value (not including the Cash Value in the Loan Account), at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account).

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face

Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value (not including amounts credited to the Loan Account), may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

   Eligible                                                     First Subsequent
   Employees                                                    Year    Years
   ---------                                                    ----- ----------
   250-499..................................................... $5.00   $2.50
   500-999..................................................... $4.75   $2.25
   1000+....................................................... $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named
Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above (less any Indebtedness and any term insurance added by other riders), plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Maturity Date Endorsement. Provides a change in the maturity date to be the date of death of the Insured, provided the Policy remains in force to that date with sufficient Cash Surrender Value. The guaranteed cost of insurance rate for the last Policy Year in the Policy shall apply for all later Policy Years. (See Federal Tax Matters.)

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York Insurance Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years. In addition, compensation may be paid to representatives of MetLife for referrals.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given.

If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies.as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Extension of Maturity Date. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative MinimumTax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal coporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer. and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's, operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

            Name             Principal Occupation(s) During Past Five Years/1/
 -------------------------- ---------------------------------------------------
 Executive Officers/2/

    Antony F. Trani/3/      President and Chief Executive Officer since August
                            2000. Formerly Vice President--Institutional
                            Markets, Metropolitan Life Insurance Company June
                            1998-August 2000. Chief Marketing Officer--
                            Institutional Markets, Metropolitan Life Insurance
                            Company May 1996-June 1998.

    Craig K. Nordyke/3/     Executive Vice President and Chief Actuary since
                            November 1996. Vice President and Chief Actuary
                            August 1990-November 1996.

    Matthew K. Duffy        Vice President and Chief Financial Officer since
                            June 1996. Formerly Director of Accounting,
                            Prudential Insurance Company of America, March
                            1987-June 1996.

    Matthew P. McCauley/3/  Vice President and General Counsel since 1984.
                            Secretary since August 1981. Vice President and
                            Associate General Counsel, General American since
                            December 1995.

    John R. Tremmel         Vice President--Operations and System Development
                            since January 1999. Formerly Chief Operating
                            Officer, ISP Alliance, April 1998-December 1998.
                            Vice President and General Manager of National
                            Operations Centers, Norell Corporation, January
                            1995-March 1998.

    Michael J. McDermott/3/ Vice President--Sales since January 2001. Formerly
                            Vice President --Institutional Markets,
                            Metropolitan Life Insurance Company June
                            1998-January 2001. Regional Vice President--
                            Institutional Markets, Metropolitan Life Insurance
                            Company, May 1996-June 1998.

 Directors/4/

    Nicholas D. Latrenta    Senior Vice President--Institutional Business
                            Operations since October 1, 2000. Formerly Senior
                            Vice President International Operations March 1999-
                            October 2000. Senior Vice President--Institutional
                            Business May 1997-March 1999. Vice President--
                            Institutional Business May 1996-May 1997.

    Roy C. Albertalli       Chief Counsel--Institutional Business Operations
                            since June 2000. Formerly Vice President and
                            Associate General Counsel--Institutional Business
                            Operations May 1996-June 2000.

    Eugene Marks, Jr.       Senior Vice President--Institutional Business
                            Operations since January 1998. Formerly Vice
                            President--Institutional Business Operations
                            November 1990-January 1998.

    Stanley J. Talbi        Senior Vice President and Chief Actuary--Corporate
                            Actuarial and Corporate Risk Management since July
                            2000. Formerly Senior Vice President and Chief
                            Financial Officer--Institutional Business
                            Operations January 1997-July 2000. Vice President
                            and Senior Actuary--Group and Individual Retirement
                            and Savings Business Operations January 1993-
                            January 1997.

    Michael W. Witwer       Vice President--Life Products since March 1995.
                            Formerly Regional Vice President--North Central
                            Region May 1992-February 1995.

--------

/1 /All positions listed are with the Company unless otherwise indicated.

/2 /The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood Boulevard, St. Louis, MO 63105; except Matthew P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.

/3 /Indicates Executive Officers who are also Directors.

/4 /All positions listed for Directors are with Metropolitan Life Insurance
   Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer--Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements as of and for the year ended December 31, 2000 of the Company and the Separate Account included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Company as of and for the two-years ended December 31, 1999 and the Separate Account for the two-years ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving and the day before Christmas when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                       INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company (the "Company") as of December 31, 2000 (Successor Company balance sheet), and the related statements of operations and comprehensive income
(loss), stockholder's equity, and cash flows for the year ended December 31, 2000 (Successor Company operations). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the years ended December 31, 1999 and 1998 (Predecessor Company operations) were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on those statements.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2000 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

  As more fully discussed in Note 1 to the financial statements, the Predecessor Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

Deloitte & Touche LLP

St. Louis, Missouri

March 7, 2001

[KPMG LOGO]

                          Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company as of December 31, 1999 and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

  /s/ KPMG

March 10, 2000



            KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 2000 and 1999

               (in thousands of dollars, except share data)

                                                                  Predecessor's
                                                                      Basis
                                                         -------- -------------
                                                           2000       1999
                                                         -------- -------------
                         Assets
Fixed maturities, available for sale.................... $ 84,006   $ 81,421
Policy loans............................................   20,067     16,954
Cash and cash equivalents...............................   10,018     10,591
                                                         --------   --------
    Total cash and invested assets......................  114,091    108,966
                                                         --------   --------
Reinsurance recoverables................................    1,649      1,314
Deposits relating to reinsured policyholder account
 balances...............................................    7,236      7,020
Accrued investment income...............................    2,004      1,853
Deferred policy acquisition costs.......................    4,836     24,357
Value of business acquired..............................   25,995        --
Goodwill................................................    3,361        --
Fixed assets and leasehold improvements, net............    2,208      1,031
Other assets............................................      578        262
Separate account assets.................................  241,423    255,190
                                                         --------   --------
    Total assets........................................ $403,381   $399,993
                                                         ========   ========
          Liabilities and Stockholder's Equity
Policyholder account balances........................... $107,266   $101,665
Policy and contract claims..............................    1,571      1,691
Federal income taxes payable............................      583      1,007
Other liabilities and accrued expenses..................    3,082      3,734
Payable to affiliates...................................    2,917      3,803
Due to separate account.................................      202        192
Deferred tax liability..................................    6,266      3,070
Separate account liabilities............................  241,423    255,126
                                                         --------   --------
    Total liabilities...................................  363,310    370,288
                                                         --------   --------
Stockholder's equity:
  Common stock, par value $150; 100,000 shares
   authorized;
   20,500 shares issued and outstanding.................    3,075      2,050
  Additional paid-in capital............................   33,123     17,950
  Accumulated other comprehensive income (loss).........      869     (2,748)
  Retained earnings.....................................    3,004     12,453
                                                         --------   --------
    Total stockholder's equity..........................   40,071     29,705
                                                         --------   --------
    Total liabilities and stockholder's equity.......... $403,381   $399,993
                                                         ========   ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

         Statements of Operations and Comprehensive Income (Loss)

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                           Predecessor's Basis
                                                           --------------------
                                                   2000      1999       1998
                                                  -------  ---------  ---------
Revenues:
  Policy contract charges........................ $22,809    $24,577    $20,437
  Net investment income..........................   8,748      7,726      6,983
  Commissions and expense allowances on
   reinsurance ceded.............................     190        292        124
  Net realized investment (losses) gains.........  (1,027)        57         53
                                                  -------  ---------  ---------
    Total revenues...............................  30,720     32,652     27,597
                                                  =======  =========  =========
Benefits and expenses:
  Policy benefits................................   4,742      4,616      4,774
  Interest credited to policyholder account
   balances......................................   5,743      5,524      5,228
  Commissions, net of capitalized costs..........     381        445        167
  General and administration expenses, net of
   capitalized costs.............................  12,787     16,181      9,511
  Amortization of deferred policy acquisition
   costs.........................................     --       1,631      1,150
  Amortization of value of business..............   2,092        --         --
  Amortization of goodwill.......................     177        --         --
                                                  -------  ---------  ---------
    Total benefits and expenses..................  25,922     28,397     20,830
                                                  =======  =========  =========
    Income before federal income tax expense.....   4,798      4,255      6,766
Federal income taxes.............................   1,703      1,499      2,368
                                                  -------  ---------  ---------
Net income.......................................   3,095      2,756      4,398
Other comprehensive income (loss)................   3,617     (5,557)       851
                                                  -------  ---------  ---------
Comprehensive income (loss)...................... $ 6,712  $  (2,801) $   5,249
                                                  =======  =========  =========


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital   income (loss) earnings    equity
                         ------ ---------- ------------- -------- -------------
Predecessor's basis
 balance at January 1,
 1998................... $2,050  $17,950      $ 1,958    $ 5,299     $27,257
  Net income............    --       --           --       4,398       4,398
  Other comprehensive
   income...............    --       --           851        --          851
                         ------  -------      -------    -------     -------
Balance at December 31,
 1998...................  2,050   17,950        2,809      9,697      32,506
  Net income............    --       --           --       2,756       2,756
  Other comprehensive
   loss.................    --       --        (5,557)       --       (5,557)
                         ------  -------      -------    -------     -------
Balance at December 31,
 1999...................  2,050   17,950       (2,748)    12,453      29,705
                         ------  -------      -------    -------     -------
Balance at January 1,
 2000...................  2,050   34,057       (2,748)       --       33,359
  Par value change......  1,025   (1,025)         --         --          --
  Net income............    --       --           --       3,095       3,095
  Other comprehensive
   income...............    --       --         3,617        --        3,617
                         ------  -------      -------    -------     -------
Balance at December 31,
 2000................... $3,075  $33,032      $   869    $ 3,095     $40,071
                         ======  =======      =======    =======     =======


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                              Predecessor's
                                                                  Basis
                                                            ------------------
                                                    2000      1999      1998
                                                   -------  --------  --------
Cash flows from operating activities:
  Net income...................................... $ 3,095  $  2,756  $  4,398
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables....................    (335)     (144)      563
      Deposits relating to reinsured policyholder
       account balances...........................    (216)     (332)     (272)
      Accrued investment income...................    (151)     (308)     (168)
      Federal income tax payable..................    (424)      726       118
      Other assets................................  (1,493)    3,316    (1,821)
      Policy and contract claims..................    (120)       19       587
      Other liabilities and accrued expenses......    (103)     (209)      457
      Payable to affiliates.......................    (886)    1,741       442
      Company ownership of separate account.......      64       (64)      --
      Due to separate account.....................      10         9       122
    Deferred tax expense..........................   1,186       469       740
    Policy acquisition costs deferred.............  (4,836)   (4,185)   (3,808)
    Amortization of deferred policy acquisition
     costs........................................     --      1,631     1,150
    Amortization of value of business acquired....   2,092       --        --
    Amortization of goodwill......................     177       --        --
    Interest credited to policyholder accounts....   5,743     5,524     5,228
    (Accretion) amortization of net investments...    (101)       92        39
    Net gain (loss) on sales and calls of fixed
     maturities...................................   1,027       (57)      (53)
                                                   -------  --------  --------
Net cash provided by operating activities.........   4,729    10,984     7,722
                                                   -------  --------  --------
Cash flows from investing activities:
  Purchase of fixed maturities....................  (6,007)  (12,515)  (14,954)
  Sale or maturity of fixed maturities............   3,960     4,695     8,632
  Increase in policy loans, net...................  (3,113)   (2,819)   (2,648)
                                                   -------  --------  --------
Net cash used in investing activities.............  (5,160)  (10,639)   (8,970)
                                                   -------  --------  --------
Cash flows from financing activities:
  Net policyholder account deposits...............    (142)    2,807     2,954
                                                   -------  --------  --------
Net (decrease) increase in cash and cash
 equivalents......................................    (573)    3,152     1,706
Cash and cash equivalents at beginning of year....  10,591     7,439     5,733
                                                   -------  --------  --------
Cash and cash equivalents at end of year.......... $10,018  $ 10,591  $  7,439
                                                   -------  --------  --------
Supplemental disclosure of cash flow information:
  Cash paid for income taxes...................... $  (941) $   (346) $ (1,460)
                                                   =======  ========  ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                       Notes to Financial Statements

                         (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

  Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

  The acquistion of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

  As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For periods prior to the date of acquisition, the Company is referred to as the "Predecessor Company".

  The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

                         PARAGON LIFE INSURANCE COMPANY

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 2000 and 1999, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis.

 (c) Value of Business Acquired

  Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

 (d) Goodwill

  The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2000, net of accumulated amortization of $177, was $3,361.

(e) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2000, 1999 and 1998. The actual crediting rate was 6.1% in 2000, ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998.

                         PARAGON LIFE INSURANCE COMPANY

 (f) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The company will file two short-period consolidated federal income tax returns for year 2000. For the short period prior to acquisition of GenAmerica Financial Corporation by Metropolitan Life Insurance Company, the Company will file with General American Mutual Holding Company. For the short period after the acquisition by Metropolitan Life Insurance Company, the Company will file with General American and its life insurance subsidiaries. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

 (g) Reinsurance

  Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (h) Deferred Policy Acquisition Costs

  The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date, is adjusted by a charge or credit to income.

 (i) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

 (j) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could

                         PARAGON LIFE INSURANCE COMPANY
result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

    Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

 (k) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (l) Reclassification

  Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

 (m) New Accounting Pronouncements

  In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance requires adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that its adoption of the Codification by the NAIC and the Codification as modified by the Department, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

  In June 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133, as amended by SFAS 138, require among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as

                         PARAGON LIFE INSURANCE COMPANY
hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's financial condition or results of operations.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

  In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 effective for the year ended December 31, 2000 did not have a material effect on the Company's financial statements. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's consolidated financial statements.

                         PARAGON LIFE INSURANCE COMPANY

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000 and 1999 are as follows:

                                                               2000
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 4,291    $  122    $   --     $ 4,413
      Corporate
       securities..........................    64,972     2,135      1,432     65,675
      Mortgage-backed
       securities..........................    12,784       633        --      13,417
      Asset-backed securities..............       493         8        --         501
                                              -------    ------    -------    -------
                                              $82,540    $2,898    $ 1,432    $84,006
                                              =======    ======    =======    =======

                                                     Predecessor's Basis 1999
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 8,728    $   53    $  (162)   $ 8,619
      Corporate securities.................    70,312       276     (4,830)    65,758
      Mortgage-backed securities...........     6,911        36       (394)     6,553
      Asset-backed securities..............       500       --          (9)       491
                                              -------    ------    -------    -------
                                              $86,451    $  365    $(5,395)   $81,421
                                              =======    ======    =======    =======

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Amortized Estimated
                                                              cost    Fair value
                                                            --------- ----------
      Due in one year or less..............................  $ 6,089   $ 6,105
      Due after one year through five years................   14,823    15,082
      Due after five years through ten years...............    9,191     9,259
      Due after ten years through twenty years.............   39,653    40,143
      Mortgage-backed securities...........................   12,784    13,417
                                                             -------   -------
                                                             $82,540   $84,006
                                                             =======   =======

  Proceeds from sales of fixed maturities during 2000, 1999 and 1998 were $3,959 and $4,695 and $4,069, respectively. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 and $53 were realized on those sales in 1999 and 1998, respectively.

                         PARAGON LIFE INSURANCE COMPANY

  The sources of net investment income follow:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Fixed Maturities................................ $6,789  $ 6,077  $ 5,603
      Short-term investments..........................    577      486      535
      Policy loans and other..........................  1,464    1,244      924
                                                       ------  -------  -------
                                                       $8,830    7,807    7,062
      Investment expenses.............................    (82)     (81)     (79)
                                                       ------  -------  -------
          Net investment income....................... $8,748  $ 7,726  $ 6,983
                                                       ======  =======  =======

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale........... $1,465  $(5,030) $ 4,717
        Deferred policy acquisition costs.............    --       803     (396)
        VOBA..........................................   (128)     --       --
      Deferred income taxes...........................   (468)   1,479   (1,512)
                                                       ------  -------  -------
      Net unrealized appreciation (depreciation)...... $  869  $(2,748) $ 2,809
                                                       ======  =======  =======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,036 and $4,083 at December 31, 2000 and 1999, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999.

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
      December 31, 2000:
        Assets
          Fixed Maturities.................................. $ 84,006  $ 84,006
          Policy loans......................................   20,067    20,067
          Separate account assets...........................  241,423   241,423
        Liabilities
          Policyholder account balances.....................  107,266   107,266
          Separate Account liabilities......................  241,423   241,423
      December 31, 1999:
        Assets
          Fixed Maturities.................................. $ 81,421  $ 81,421
          Policy loans......................................   16,594    16,594
          Separate account assets...........................  255,190   255,190
        Liabilities
          Policyholder account balances.....................  101,665   101,665
          Separate Account liabilities......................  255,126   255,126

(4) Reinsurance

  The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 2000, 1999 and 1998 as they relate to transactions with affiliates are summarized as follows:

                                                                 Predecessor's
                                                                     Basis
                                                                ---------------
                                                         2000    1999    1998
                                                        ------- ------- -------
      Reinsurance transactions with affiliates:
        Policy contract charges ceded.................. $18,445 $16,869 $14,723
        Policy benefits ceded..........................  22,130  16,823  17,071
        Commissions and expenses ceded.................     190     292     123
        Reinsurance recoverables.......................   1,617   1,268   1,109

  Ceded contract charges and benefits to non-affiliates for 2000, 1999 and 1998 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                       2000     1999     1998
                                                     --------  -------  -------
      Balance at beginning of year.................  $ 24,357  $20,602  $17,980
      Purchase adjustments.........................   (24,357)     --       --
      Policy acquisition costs deferred............     4,836    4,185    3,808
      Policy acquisition costs amortized...........       --    (1,631)  (1,150)
      Deferred policy acquisition costs relating to
       change in unrealized gain on investments
       available for sale..........................       --    (1,201)    (36)
                                                     --------  -------  -------
      Balance at end of year.......................  $  4,836  $24,357  $20,602
                                                     ========  =======  =======

(6) Administration System Write-off

  In 1999 Paragon expensed $4,787 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963 and other costs incurred in 1999 relating to the project were $824. Other costs incurred and expensed in 1998 were $469.

(7) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Current tax expense................................. $  517 $1,030 $1,628
      Deferred tax expense................................  1,186    469    740
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

  Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Computed "expected" tax expense..................... $1,679 $1,489 $2,368
      Other, net..........................................     24     10    --
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2000, 1999 and 1998 are presented below:

                                                                  Predecessor's
                                                                      Basis
                                                          ------- -------------
                                                           2000    1999   1998
                                                          ------- ------ ------
      Deferred tax assets:
        Unearned reinsurance allowances.................. $   --  $  194 $  218
        Policy and contract liabilities..................     554    583    709
        Tax capitalization of acquisition costs..........   2,869  2,559  2,147
        Purchase adjustment..............................   1,456    --     --
        Unrealized loss on investments, net..............     --   1,479     58
        Other, net.......................................     164    359    --
                                                          ------- ------ ------
          Total deferred tax assets...................... $ 5,043 $5,174 $3,132
                                                          ======= ====== ======
      Deferred tax liabilities:
        Unrealized gain on investments, net.............. $   468 $  --  $1,512
        VOBA.............................................   9,139    --     --
        Deferred policy acquisition costs................   1,702  8,244  7,211
                                                          ------- ------ ------
          Total deferred tax liabilities................. $11,309  8,244  8,723
                                                          ------- ------ ------
          Net deferred tax liabilities................... $ 6,266 $3,070 $5,591
                                                          ======= ====== ======

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized.

(8) Related-Party Transactions

  The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2000, 1999 and 1998 were $2,487, $2,247 and $1,513, respectively. See Note 3 for reinsurance transactions with affiliates.

  The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(9) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000, 1999 and 1998 due to over-funding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $459, $0 and $188 for 2000, 1999 and 1998, respectively.

                      PARAGON LIFE INSURANCE COMPANY

  As a result of the acquistion by MetLife, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $0 and $423 for 2000 and 1999, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(10) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2000, 1999 and 1998, as determined using statutory accounting practices, is summarized as follows:

                                                         2000    1999    1998
                                                        ------- ------- -------
      Statutory surplus as reported to regulatory
       authorities..................................... $13,751 $13,545 $10,500
      Net gain from operations as reported to
       regulatory authorities.......................... $   835 $   300 $ 1,596

(11) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2001 without prior notice or approval is $835. Paragon did not pay dividends in 2000, 1999 and 1998.

(12) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2000, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                      PARAGON LIFE INSURANCE COMPANY

(13) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

      Year ended December 31:
        2001............................................................. $  764
        2002.............................................................    714
        2003.............................................................    275
        2004.............................................................     83
        2005.............................................................     12
                                                                          ------
                                                                          $1,848
                                                                          ======

  Rent expense totaled $562, $507 and $490 in 2000, 1999 and 1998, respectively.

  From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

(14) Comprehensive Income

  The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2000, 1999 and 1998:

                                                             2000
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 4,538    $(1,588)   $ 2,950
      Plus: reclassification adjustment for
       losses realized in net income...........    1,027       (360)       667
                                                 -------    -------    -------
      Other comprehensive income...............  $ 5,565    $(1,948)   $ 3,617
                                                 =======    =======    =======

                                                   Predecessor's Basis 1999
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   $ 2,972    $(5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)        20        (37)
                                                 -------    -------    -------
      Other comprehensive loss.................  $(8,549)   $ 2,992    $(5,557)
                                                 =======    =======    =======

                                                   Predecessor's Basis 1998
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 1,361    $  (476)   $   885
      Less: reclassification adjustment for
       gains realized in net income............      (53)        19        (34)
                                                 -------    -------    -------
      Other comprehensive income...............  $ 1,308    $  (457)   $   851
                                                 =======    =======    =======

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's Scudder Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income, Global Discovery, Large Company Growth and 21st Century Growth Divisions of Paragon Separate Account B as of December 31, 2000, and the respective related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of operations and changes in net assets for each of the periods in the two year period ended December 31, 1999 were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on these statements.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000 by correspondence with the distributor and depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the respective financial positions of the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income, Global Discovery, Large Company Growth and 21st Century Growth Divisions of Paragon Separate Account B as of December 31, 2000, and the respective results of their operations and changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

St. Louis, Missouri
March 23, 2001

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's Scudder Divisions:

  We have audited the accompanying statements of operations and changes in net assets of the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income and Global Discovery Divisions of Paragon Separate Account B for each of the periods in the two-year period ended December 31, 1999. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income and Global Discovery Divisions of Paragon Separate Account B for each of the periods in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                        PARAGON SEPARATE ACCOUNT B

                         STATEMENTS OF NET ASSETS

                             December 31, 2000

                           Money                   Capital                       Growth &   Global    Large   21st
                           Market   International  Growth    Balanced    Bond     Income   Discovery Company Century
                          Division    Division    Division   Division  Division  Division  Division  Growth  Growth
                          --------  ------------- ---------  --------  --------  --------  --------- ------- -------
Net Assets:
 Investments in Scudder
  Variable Life
  Investment Funds, at
  Market Value (See
  Schedule of
  Investments)..........  $86,679      745,438    2,026,827  922,535   233,311   486,741    94,780      --      --
 (Payable to) Receivable
  from Paragon Life
  Insurance Company.....      (55)        (465)      (1,932)    (586)     (147)     (885)      (57)  34,859  28,679
                          -------      -------    ---------  -------   -------   -------    ------   ------  ------
 Total Net Assets.......  $86,624      744,973    2,024,895  921,949   233,164   485,856    94,723   34,859  28,679
                          =======      =======    =========  =======   =======   =======    ======   ======  ======
Net Assets,
 representing:
 Equity of Contract
  Owners................  $86,624      744,973    2,024,895  921,949   233,164   485,856    94,723   34,859  28,679
                          =======      =======    =========  =======   =======   =======    ======   ======  ======
Total Units Held........   65,416       36,900       55,514   43,368    23,635    35,098     7,705    5,472   3,928
Net Asset Value Per
 Unit...................  $  1.32        20.19        36.48    21.26      9.87     13.84     12.29     6.37    7.30
Cost of Investments.....  $86,679      727,784    1,802,822  895,744   228,544   504,957    97,172      --      --
                          =======      =======    =========  =======   =======   =======    ======   ======  ======

              See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                         STATEMENTS OF OPERATIONS

 For the Years Ended December 31, 2000, 1999, and 1998, except for the Global
                         Discovery Division which

 is for the period from May 15, 1998 (inception) to December 31, 1998, and for the Large Company Growth Division

and the 21st Century Growth Portfolio Division which are for the period May 1,
               1999 (inception) through December 31, 1999.

                     Money Market Division    International Division     Capital Growth Division
                     ----------------------- --------------------------  --------------------------
                      2000     1999    1998    2000     1999     1998      2000     1999     1998
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
Investment Income:
 Dividend Income...  $ 4,983   4,524   2,514   19,193    3,862    9,586    37,521    4,505   10,625
Expenses:
 Mortality and
 Expense Charge....      648     730     364    6,516    5,713    4,279    17,188   14,587   10,303
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
   Net Investment
   Income
   (Expense).......    4,335   3,794   2,150   12,677   (1,851)   5,307    20,333  (10,082)     322
Net Realized Gain
on Investments
 Realized Gain
 from
 Distributions.....      --      --      --    66,508   54,461   63,044   220,706  159,059   67,200
 Proceeds from
 Sales.............   55,397  18,828  11,296  169,229  156,952  112,597   385,168  294,883  264,342
 Cost of
 Investments Sold..   55,397  18,828  11,296  129,750  132,987  100,354   278,180  220,294  202,151
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
   Net Realized
   Gain on
   Investments.....      --      --      --   105,987   78,426   75,287   327,694  233,648  129,391
Net Unrealized
Gain(Loss) on
Investments:
 Unrealized Gain
 Beginning of
 Year..............      --      --      --   348,481   86,528   78,522   802,625  457,526  316,515
 Unrealized Gain
 End of Year.......      --      --      --    17,654  348,481   86,528   224,006  802,625  457,526
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
 Net Unrealized
 (Loss) Gain on
 Investments.......      --      --      --  (330,827) 261,953    8,006  (578,619) 345,099  141,011
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
   Net (Loss) Gain
   on Investments..      --      --      --  (224,840) 340,379   83,293  (250,925) 578,747  270,402
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $ 4,335   3,794   2,150 (212,163) 338,528   88,600  (230,592) 568,665  270,724
                     =======  ======  ====== ========  =======  =======  ========  =======  =======
                                                                             Global Discovery
                         Bond Division       Growth & Income Division            Division
                     ----------------------- --------------------------  --------------------------
                      2000     1999    1998    2000     1999     1998      2000     1999     1998
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
Investment Income:
 Dividend Income...  $10,411   7,739   8,740    6,143    4,300    6,710     1,023      --       --
Expenses:
 Mortality and
 Expense Charge....    1,685   1,585   1,121    3,749    3,390    2,254       483       58        1
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
   Net Investment
   Income
   (Expense).......    8,726   6,154   7,619    2,394      910    4,456       540      (58)      (1)
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions.....      --      773     481    8,124   24,411   15,633       853       18
 Proceeds from
 Sales.............   45,303  32,355  30,061  161,314  106,367   67,098    12,240    1,402       52
 Cost of
 Investments Sold..   46,671  33,369  30,206  163,134  102,472   62,590    11,499    1,237       51
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
   Net Realized
   (Loss)Gain on
   Investments.....   (1,368)   (241)    336    6,304   28,306   20,141     1,594      183        1
Net Unrealized
Gain(Loss) on
Investments:
 Unrealized
 (Loss)Gain
 Beginning of
 Year..............   (8,891)    535      35    5,424   20,860   37,619     6,202       59      --
 Unrealized
 Gain(Loss) End of
 Year..............    4,767  (8,891)    535  (18,216)   5,424   20,860    (2,393)   6,202       59
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
 Net Unrealized
 Gain(Loss) on
 Investments.......   13,658  (9,426)    500  (23,640) (15,436) (16,759)   (8,595)   6,143       59
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
   Net Gain(Loss)
   on Investments..   12,290  (9,667)    836  (17,336)  12,870    3,382    (7,001)   6,326       60
                     -------  ------  ------ --------  -------  -------  --------  -------  -------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $21,016  (3,513)  8,455  (14,942)  13,780    7,838    (6,461)   6,268       59
                     =======  ======  ====== ========  =======  =======  ========  =======  =======
                        Balanced Division
                     -------------------------
                       2000     1999    1998
                     --------- ------- -------
Investment Income:
 Dividend Income...    15,779   10,818  16,634
Expenses:
 Mortality and
 Expense Charge....     7,445    6,948   4,734
                     --------- ------- -------
   Net Investment
   Income
   (Expense).......     8,334    3,870  11,900
Net Realized Gain
on Investments
 Realized Gain
 from
 Distributions.....   123,934   54,670  26,776
 Proceeds from
 Sales.............   209,655  165,754  83,851
 Cost of
 Investments Sold..   186,336  136,484  69,758
                     --------- ------- -------
   Net Realized
   Gain on
   Investments.....   147,253   83,940  40,869
Net Unrealized
Gain(Loss) on
Investments:
 Unrealized Gain
 Beginning of
 Year..............   207,606  173,652  97,262
 Unrealized Gain
 End of Year.......    26,791  207,606 173,652
                     --------- ------- -------
 Net Unrealized
 (Loss) Gain on
 Investments.......  (180,815)  33,954  76,390
                     --------- ------- -------
   Net (Loss) Gain
   on Investments..   (33,562) 117,894 117,259
                     --------- ------- -------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........   (25,228) 121,764 129,159
                     ========= ======= =======
                        Large Co.       21st Century
                      Growth Divison   Growth Divison
                     ----------------- ---------------
                       2000     1999    2000    1999
                     --------- ------- ------- -------
Investment Income:
 Dividend Income...       --       --      --      --
Expenses:
 Mortality and
 Expense Charge....       --       --      --      --
                     --------- ------- ------- -------
   Net Investment
   Income
   (Expense).......       --       --      --      --
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions.....       --       --      --      --
 Proceeds from
 Sales.............       --       --      --      --
 Cost of
 Investments Sold..       --       --      --      --
                     --------- ------- ------- -------
   Net Realized
   (Loss)Gain on
   Investments.....       --       --      --      --
Net Unrealized
Gain(Loss) on
Investments:
 Unrealized
 (Loss)Gain
 Beginning of
 Year..............       --       --      --      --
 Unrealized
 Gain(Loss) End of
 Year..............       --       --      --      --
                     --------- ------- ------- -------
 Net Unrealized
 Gain(Loss) on
 Investments.......       --       --      --      --
                     --------- ------- ------- -------
   Net Gain(Loss)
   on Investments..       --       --      --      --
                     --------- ------- ------- -------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........       --       --      --      --
                     ========= ======= ======= =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

 For the Years ended December 31, 2000, 1999, and 1998, except for the Global
  Discovery Division which is for the period from May 15, 1998 (inception) to December 31, 1998, and for the Large Company Growth Division and the Small
   Company Growth Division which are for the period May 1, 1999 (inception)
                        through December 31, 1999.

                     Money Market Division      International Division        Capital Growth Division
                    -------------------------- --------------------------  -------------------------------
                      2000     1999     1998     2000     1999     1998      2000       1999       1998
                    --------  -------  ------- --------  -------  -------  ---------  ---------  ---------
Operations:
 Net Investment
 Income (Expense).. $  4,335    3,794    2,150   12,677   (1,851)   5,307     20,333    (10,082)       322
 Net Realized Gain
 on Investments....      --       --       --   105,987   78,426   75,287    327,694    233,648    129,391
 Net Unrealized
 (Loss) Gain on
 Investments.......      --       --       --  (330,827) 261,953    8,006   (578,619)   345,099    141,011
                    --------  -------  ------- --------  -------  -------  ---------  ---------  ---------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...    4,335    3,794    2,150 (212,163) 338,528   88,600   (230,592)   568,665    270,724
  Net (Withdrawals
  from) Deposits
  into Separate
  Account..........  (25,169)  26,053   42,677  (18,957)  31,554    5,924      5,703    115,249     75,940
                    --------  -------  ------- --------  -------  -------  ---------  ---------  ---------
   (Decrease)
   Increase in Net
   Assets..........  (20,834)  29,847   44,827 (231,120) 370,082   94,524   (224,889)   683,914    346,664
 Net Assets,
 Beginning of Year.  107,458   77,611   32,784  976,093  606,011  511,487  2,249,784  1,565,870  1,219,206
                    --------  -------  ------- --------  -------  -------  ---------  ---------  ---------
 Net Assets, End of
 Year.............. $ 86,624  107,458   77,611  744,973  976,093  606,011  2,024,895  2,249,784  1,565,870
                    ========  =======  ======= ========  =======  =======  =========  =========  =========
                         Bond Division         Growth & Income Division          Global Discovery
                    -------------------------- --------------------------  -------------------------------
                      2000     1999     1998     2000     1999     1998      2000       1999       1998
                    --------  -------  ------- --------  -------  -------  ---------  ---------  ---------
Operations:
 Net Investment
 Income............ $  8,726    6,154    7,619    2,394      910    4,456        540        (58)        (1)
 Net Realized Gain
 (Loss) on
 Investments.......   (1,368)    (241)     336    6,304   28,306   20,141      1,594        183          1
 Net Unrealized
 (Loss) Gain on
 Investments.......   13,658   (9,426)     500  (23,640) (15,436) (16,759)    (8,595)     6,143         59
                    --------  -------  ------- --------  -------  -------  ---------  ---------  ---------
 (Decrease)
 Increase in Net
 Assets Resulting
 from Operations...   21,016   (3,513)   8,455  (14,942)  13,780    7,838     (6,461)     6,268         59
  Net (Withdrawals
  from) Deposits
  into Separate
  Account..........    2,482   35,257   41,324   24,364  104,619  131,034     82,798     11,545        514
                    --------  -------  ------- --------  -------  -------  ---------  ---------  ---------
   (Decrease)
   Increase in Net
   Assets..........   23,498   31,744   49,779    9,422  118,399  138,872     76,337     17,813        573
 Net Assets,
 Beginning of Year.  209,666  177,922  128,143  476,434  358,035  219,163     18,386        573        --
                    --------  -------  ------- --------  -------  -------  ---------  ---------  ---------
 Net Assets, End of
 Year.............. $233,164  209,666  177,922  485,856  476,434  358,035     94,723     18,386        573
                    ========  =======  ======= ========  =======  =======  =========  =========  =========
                       Balanced Division
                    -------------------------
                      2000     1999    1998
                    --------- ------- -------
Operations:
 Net Investment
 Income (Expense)..    8,334    3,870  11,900
 Net Realized Gain
 on Investments....  147,253   83,940  40,869
 Net Unrealized
 (Loss) Gain on
 Investments....... (180,815)  33,954  76,390
                    --------- ------- -------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...  (25,228) 121,764 129,159
  Net (Withdrawals
  from) Deposits
  into Separate
  Account..........  (36,380) 101,725  93,743
                    --------- ------- -------
   (Decrease)
   Increase in Net
   Assets..........  (61,608) 223,489 222,902
 Net Assets,
 Beginning of Year.  983,557  760,068 537,166
                    --------- ------- -------
 Net Assets, End of
 Year..............  921,949  983,557 760,068
                    ========= ======= =======
                    Large Co. Growth   21st Century
                        Divison       Growth Divison
                    ----------------- ---------------
                      2000     1999    2000    1999
                    --------- ------- ------- -------
Operations:
 Net Investment
 Income............      --       --      --      --
 Net Realized Gain
 (Loss) on
 Investments.......      --       --      --      --
 Net Unrealized
 (Loss) Gain on
 Investments.......      --       --      --      --
                    --------- ------- ------- -------
 (Decrease)
 Increase in Net
 Assets Resulting
 from Operations...      --       --      --      --
  Net (Withdrawals
  from) Deposits
  into Separate
  Account..........   34,859      --   28,679     --
                    --------- ------- ------- -------
   (Decrease)
   Increase in Net
   Assets..........   34,859      --   28,679     --
 Net Assets,
 Beginning of Year.      --       --      --      --
                    --------- ------- ------- -------
 Net Assets, End of
 Year..............   34,859      --   28,679     --
                    ========= ======= ======= =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B
                         Notes to Financial Statements

                             December 31, 2000

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1991. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on March 3, 1994. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into nine Divisions, which invest exclusively in corresponding shares of a single fund of Scudder Variable Life Investment Fund (Scudder), an open-end, diversified management investment company. These funds are the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income, Global Discovery, Large Company Growth and 21st Century Growth (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

  On January 6, 2000, Metropolitan Life Insurance Company (MetLife), headquartered in New York, purchased 100% of GenAmerica Financial Corporation (the Company) for $1.2 billion in cash. General American Life Insurance Company (General American) is a wholly owned subsidiary of GenAmerica Financial Corporation. Paragon Life Insurance Company is a wholly owned subsidiary of General American.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and capital gain distributions are recorded on the ex-dividend date and are immediately reinvested.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                           PARAGON SEPARATE ACCOUNT B

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .00206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of Scudder Investment Series Shares

  For the years ended December 31, 2000, 1999, and 1998 except for the Global Discovery Division which is for the period from May 15, 1998 (inception) to December 31, 1998, and the Large Company Growth Division and 21st Century Growth Portfolio Division which are for the period May 1, 1999 (inception) to December 31, 1999; purchases and proceeds from sales of Scudder Variable Life Investment Funds were as follows:

                  Money Market Division International Division  Capital Growth Division    Balanced Division
                  --------------------- ----------------------- ----------------------- -----------------------
                   2000    1999   1998   2000    1999    1998    2000    1999    1998    2000    1999    1998
                  ------- ------ ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases........ $29,635 44,371 53,364 144,275 185,087 111,520 375,699 407,432 317,123 166,472 274,510 158,435
Sales............ $55,397 18,828 11,296 169,229 156,952 112,597 385,168 294,883 264,342 209,655 165,754  83,851
                  ======= ====== ====== ======= ======= ======= ======= ======= ======= ======= ======= =======
                                                                                                        21st Century
                                            Growth & Income                                Large Co.       Growth
                      Bond Division            Division            Global Discovery     Growth Division   Division
                  --------------------- ----------------------- ----------------------- --------------- ------------
                   2000    1999   1998   2000    1999    1998    2000    1999    1998    2000    1999    2000   1999
                  ------- ------ ------ ------- ------- ------- ------- ------- ------- ------- ------- ------- ----
Purchases........ $46,246 66,448 69,750 182,898 208,443 194,789  94,612  12,889     565     --      --      --  --
Sales............ $45,303 32,355 30,061 161,314 106,367  67,098  12,240   1,402      52     --      --      --  --
                  ======= ====== ====== ======= ======= ======= ======= ======= ======= ======= ======= ======= ===

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2000, 1999, and 1998, except for the Global Discovery Division which is for the period from May 15, 1998 (inception) to December 31, 1998, and for the Large Company Growth Division and the 21st Century Growth Portfolio Division which are from May 1, 1999 (inception) to December 31, 1999.

                                                 International         Capital Growth
                       Money Market Division        Division              Division         Balanced Division
                       ---------------------- --------------------- -------------------- ----------------------
                        2000     1999   1998   2000    1999   1998   2000   1999   1998   2000    1999   1998
                       -------  ------ ------ ------  ------ ------ ------ ------ ------ ------  ------ -------
Net Increase
(Decrease) in Units
 Deposits............   23,027  35,974 45,369  6,249  10,022  7,107  9,458 12,248 11,935  7,759  13,201  10,163
 Withdrawals.........   43,175  14,831  9,370  6,908   8,240  6,829  9,085  8,642  9,447  9,382   8,020   4,734
                       -------  ------ ------ ------  ------ ------ ------ ------ ------ ------  ------ -------
 Net (Decrease)
 Increase in Units...  (20,148) 21,143 35,999   (659)  1,782    278    373  3,606  2,488 (1,623)  5,181   5,429
Outstanding Units,
Beginning of Year....   85,564  64,421 28,422 37,559  35,777 35,499 55,141 51,535 49,047 44,991  39,810  34,381
                       -------  ------ ------ ------  ------ ------ ------ ------ ------ ------  ------ -------
Outstanding Units,
End of Year..........   65,416  85,564 64,421 36,900  37,559 35,777 55,514 55,141 51,535 43,368  44,991  39,810
                       =======  ====== ====== ======  ====== ====== ====== ====== ====== ======  ====== =======
                                                                                           Large Co.    21st Century
                                                Growth & Income       Global Discovery      Growth         Growth
                           Bond Division            Division              Division         Division       Division
                       ---------------------- --------------------- -------------------- -------------- --------------
                        2000     1999   1998   2000    1999   1998   2000   1999   1998   2000    1999   2000   1999
                       -------  ------ ------ ------  ------ ------ ------ ------ ------ ------  ------ ------- ------
Net Increase (De-
crease) in Units
 Deposits............    5,079   7,282  7,938 12,941  14,411 14,262  7,218  1,460     78  5,472     --    3,929   --
 Withdrawals.........    4,759   3,425  3,295 11,280   7,439  4,975    900    144      7    --      --      --   --
                       -------  ------ ------ ------  ------ ------ ------ ------ ------ ------  ------ ------- ----
 Net (Decrease)
 Increase in Units...      320   3,857  4,643  1,661   6,972  9,287  6,318  1,316     71  5,472     --    3,929  --
Outstanding Units,
Beginning of Year....   23,315  19,458 14,815 33,437  26,465 17,178  1,387     71    --     --      --      --   --
                       -------  ------ ------ ------  ------ ------ ------ ------ ------ ------  ------ ------- ----
Outstanding Units,
End of Year..........   23,635  23,315 19,458 35,098  33,437 26,465  7,705  1,387     71  5,472     --    3,929  --
                       =======  ====== ====== ======  ====== ====== ====== ====== ====== ======  ====== ======= ====

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account

Deposits into the Separate Account purchase shares of Scudder Variable Life Investment Fund. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 2000, 1999, and 1998, except for the Global Discovery Division which is for the period from May 15, 1998 (inception) to December 31, 1998, and the Large Company Growth Division and the 21st Century Growth Portfolio Division which are for the period May 1, 1999 (inception) to December 31, 1999.

                   Money Market Division     International Division      Capital Growth Division         Balanced Division
                   ------------------------  -------------------------  ----------------------------  -------------------------
                     2000     1999    1998    2000     1999     1998      2000      1999      1999     2000     1999     1998
                   --------  ------  ------  -------  -------  -------  --------  --------  --------  -------  -------  -------
Total Gross
Deposits.........  $ 28,628  33,424  25,225  137,911  176,515  164,286   392,473   431,496   377,928  195,019  279,270  208,733
Surrenders and
Withdrawals......   (42,790) (4,670)   (505) (96,171) (82,647) (84,896) (251,102) (170,285) (150,589) (79,867) (97,872) (28,227)
Transfers Between
Funds and General
Account..........     1,427   9,057  25,891   (5,547)  (8,662) (15,319)   24,528     1,787      (101) (68,325)  15,106  (14,287)
                   --------  ------  ------  -------  -------  -------  --------  --------  --------  -------  -------  -------
 Total Deposits
 net of
 Surrenders,
 Withdrawals, and
 Transfers.......   (12,735) 37,811  50,611   36,193   85,206   64,071   165,899   262,998   227,238   46,827  196,504  166,219
Deductions:
 Premium Expense
 Charges.........       838     981     740    4,037    5,186    4,819    11,488    12,684    11,085    5,709    8,207    6,122
 Policy Contract
 Charges.........    11,596  10,777   7,194   51,113   48,466   53,328   148,708   135,065   140,213   77,498   86,572   66,354
                   --------  ------  ------  -------  -------  -------  --------  --------  --------  -------  -------  -------
 Total
 Deductions......    12,434  11,758   7,934   55,150   53,652   58,147   160,196   147,749   151,298   83,207   94,779   72,476
                   --------  ------  ------  -------  -------  -------  --------  --------  --------  -------  -------  -------
Net (Withdrawals
from) Deposits
into the Separate
Account..........  $(25,169) 26,053  42,677  (18,957)  31,554    5,924     5,703   115,249    75,940  (36,380) 101,725   93,743
                   ========  ======  ======  =======  =======  =======  ========  ========  ========  =======  =======  =======

                                                                                                Large Co.
                                                  Growth & Income                                Growth      21st Century
                        Bond Division                Division             Global Discovery      Division    Growth Division
                   -------------------------  -------------------------  --------------------  ------------ ----------------
                     2000     1999    1998     2000     1999     1998     2000    1999  1998    2000   1999  2000   1999
                   --------  ------  -------  -------  -------  -------  ------  ------ -----  ------  ---- ------  ----
Total Gross
Deposits.........  $ 50,674  73,305   79,806  188,186  233,644  209,544  77,322  13,335 1,239  22,661  --   26,015  --
Surrenders and
Withdrawals......   (24,145) (8,447)  (4,783) (54,544) (36,802) (17,789) (7,165)    --    (11) (1,170) --     (250) --
Transfers Between
Funds and General
Account..........    (3,702) (8,709) (12,203) (43,855) (27,875)   1,021  23,266     715   --   17,772  --    6,764  --
                   --------  ------  -------  -------  -------  -------  ------  ------ -----  ------  ---  ------  ---
 Total Deposits
 net of
 Surrenders,
 Withdrawals, and
 Transfers.......    22,827  56,149   62,820   89,787  168,967  192,776  93,423  14,050 1,228  39,263  --   32,529  --
Deductions:
 Premium Expense
 Charges.........     1,483   2,152    2,341    5,509    6,865    6,146   2,263     393    36     663  --      762  --
 Policy Contract
 Charges.........    18,862  18,740   19,155   59,914   57,483   55,596   8,362   2,112   678   3,741  --    3,088  --
                   --------  ------  -------  -------  -------  -------  ------  ------ -----  ------  ---  ------  ---
 Total
 Deductions......    20,345  20,892   21,496   65,423   64,348   61,742  10,625   2,505   714   4,404  --    3,850  --
                   --------  ------  -------  -------  -------  -------  ------  ------ -----  ------  ---  ------  ---
Net Deposits into
the Separate
Account..........  $  2,482  35,257   41,324   24,364  104,619  131,034  82,798  11,545   514  34,859  --   28,679  --
                   ========  ======  =======  =======  =======  =======  ======  ====== =====  ======  ===  ======  ===

                        PARAGON SEPARATE ACCOUNT B

                          SCHEDULE OF INVESTMENTS

                             December 31, 2000

                                                Number of   Market
                                                 Shares     Value       Cost
                                                --------- ---------- ----------
Scudder Variable Life Investment Funds:
  Money Market Division........................  86,679   $   86,679 $   86,679
  International Division.......................  52,277   $  745,438 $  727,784
  Capital Growth Division......................  87,858   $2,026,827 $1,802,822
  Balanced Division............................  68,897   $  922,535 $  895,744
  Bond Division................................  34,361   $  233,311 $  228,544
  Growth & Income Division.....................  46,892   $  486,741 $  504,957
  Global Discovery.............................   8,066   $   94,780 $   97,172
  Large Company Growth Division................     --    $      --  $      --
  Small Company Growth Division................     --    $      --  $      --



              See Accompanying Independent Auditor's Report. [/R]

                                   APPENDIX A

                Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an investment advisory fee of .610% representing the average of the fees incurred by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus), and a .148% charge that is an estimate of the Fund's expenses based on the average of the actual expenses incurred in fiscal year 2000. These charges take into account expense reimbursement arrangements expected to be in place for 2001 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled .610% and
 .760%, respectively. After deduction for these amounts with expense reimbursement, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.658%, 4.342%, and 10.342%, respectively.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                  1.658%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,047           $500,000           $ 4,877           $500,000
  2          12,630             5,890            500,000             9,589            500,000
  3          19,423             8,486            500,000            14,174            500,000
  4          26,555            10,827            500,000            18,566            500,000
  5          34,045            12,891            500,000            22,776            500,000
  6          41,908            14,658            500,000            26,808            500,000
  7          50,165            16,098            500,000            30,668            500,000
  8          58,834            17,171            500,000            34,298            500,000
  9          67,937            17,840            500,000            37,765            500,000
 10          77,496            18,075            500,000            41,012            500,000
 11          87,532            17,868            500,000            43,985            500,000
 12          98,070            17,185            500,000            46,750            500,000
 13         109,134            16,021            500,000            49,257            500,000
 14         120,752            14,348            500,000            51,454            500,000
 15         132,951            12,109            500,000            53,347            500,000
 16         145,760             9,242            500,000            54,940            500,000
 17         159,209             5,633            500,000            56,181            500,000
 18         173,331             1,145            500,000            57,017            500,000
 19         188,159                 0                  0            57,457            500,000
 20         203,728                 0                  0            57,447            500,000
 25         294,060                 0                  0            47,748            500,000
 30         409,348                 0                  0             8,923            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.342%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,147           $500,000           $  5,036           $500,000
  2          12,630             6,272            500,000             10,205            500,000
  3          19,423             9,330            500,000             15,549            500,000
  4          26,555            12,306            500,000             21,007            500,000
  5          34,045            15,170            500,000             26,592            500,000
  6          41,908            17,896            500,000             32,314            500,000
  7          50,165            20,444            500,000             38,182            500,000
  8          58,834            22,761            500,000             44,143            500,000
  9          67,937            24,798            500,000             50,269            500,000
 10          77,496            26,508            500,000             56,509            500,000
 11          87,532            27,865            500,000             62,815            500,000
 12          98,070            28,817            500,000             69,255            500,000
 13         109,134            29,337            500,000             75,788            500,000
 14         120,752            29,372            500,000             82,369            500,000
 15         132,951            28,842            500,000             89,009            500,000
 16         145,760            27,652            500,000             95,720            500,000
 17         159,209            25,656            500,000            102,460            500,000
 18         173,331            22,671            500,000            109,187            500,000
 19         188,159            18,498            500,000            115,919            500,000
 20         203,728            12,927            500,000            122,616            500,000
 25         294,060                 0                  0            153,506            500,000
 30         409,348                 0                  0            170,792            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                                  10.342%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,244           $500,000           $  5,193           $500,000
  2          12,630             6,663            500,000             10,835            500,000
  3          19,423            10,228            500,000             17,010            500,000
  4          26,555            13,945            500,000             23,706            500,000
  5          34,045            17,805            500,000             30,985            500,000
  6          41,908            21,804            500,000             38,914            500,000
  7          50,165            25,926            500,000             47,568            500,000
  8          58,834            30,142            500,000             56,964            500,000
  9          67,937            34,430            500,000             67,252            500,000
 10          77,496            38,768            500,000             78,473            500,000
 11          87,532            43,159            500,000             90,679            500,000
 12          98,070            47,585            500,000            104,048            500,000
 13         109,134            52,052            500,000            118,666            500,000
 14         120,752            56,547            500,000            134,634            500,000
 15         132,951            61,033            500,000            152,123            500,000
 16         145,760            65,464            500,000            171,325            500,000
 17         159,209            69,748            500,000            192,412            500,000
 18         173,331            73,765            500,000            215,590            500,000
 19         188,159            77,383            500,000            241,142            500,000
 20         203,728            80,465            500,000            269,355            500,000
 25         294,060            83,029            500,000            464,235            538,513
 30         409,348            32,770            500,000            785,960            840,977

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                   1.658%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,805           $508,805           $ 10,640           $510,640
  2          25,261            17,292            517,292             21,010            521,010
  3          38,846            25,420            525,420             31,149            531,149
  4          53,111            33,183            533,183             40,989            540,989
  5          68,090            40,556            540,556             50,542            550,542
  6          83,817            47,524            547,524             59,813            559,813
  7         100,330            54,056            554,056             68,805            568,805
  8         117,669            60,114            560,114             77,460            577,460
  9         135,875            65,663            565,663             85,846            585,846
 10         154,992            70,676            570,676             93,904            593,904
 11         175,064            75,150            575,150            101,575            601,575
 12         196,140            79,059            579,059            108,929            608,929
 13         218,269            82,407            582,407            115,913            615,913
 14         241,505            85,173            585,173            122,467            622,467
 15         265,903            87,312            587,312            128,600            628,600
 16         291,521            88,778            588,778            134,317            634,317
 17         318,419            89,474            589,474            139,561            639,561
 18         346,663            89,288            589,288            144,275            644,275
 19         376,319            88,111            588,111            148,473            648,473
 20         407,457            85,847            585,847            152,099            652,099
 25         588,120            56,549            556,549            158,746            658,746
 30         818,697                 0                  0            134,938            634,938

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                          ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.342%)
                        -------------------------------------------------------------------
                               GUARANTEED*                          CURRENT**
                        --------------------------------    -------------------------------
           PREM            CASH              DEATH             CASH             DEATH
 YR      AT 5.00%          VALUE            BENEFIT           VALUE            BENEFIT
 ---     --------       -----------       -----------       ----------       -----------
  1      $ 12,322       $     9,092       $   509,092       $   10,988       $   510,988
  2        25,261            18,403           518,403           22,356           522,356
  3        38,846            27,891           527,891           34,156           534,156
  4        53,111            37,554           537,554           46,334           546,334
  5        68,090            47,367           547,367           58,913           558,913
  6        83,817            57,314           557,314           71,910           571,910
  7       100,330            67,362           567,362           85,343           585,343
  8       117,669            77,468           577,468           99,164           599,164
  9       135,875            87,592           587,592          113,457           613,457
 10       154,992            97,698           597,698          128,175           628,175
 11       175,064           107,772           607,772          143,270           643,270
 12       196,140           117,777           617,777          158,825           658,825
 13       218,269           127,704           627,704          174,799           674,799
 14       241,505           137,519           637,519          191,144           691,144
 15       265,903           147,162           647,162          207,875           707,875
 16       291,521           156,564           656,564          225,009           725,009
 17       318,419           165,606           665,606          242,498           742,498
 18       346,663           174,144           674,144          260,289           760,289
 19       376,319           182,027           682,027          278,401           778,401
 20       407,457           189,111           689,111          296,782           796,782
 25       588,120           208,786           708,786          389,656           889,656
 30       818,697           182,153           682,153          470,266           970,266

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                         FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.342%)
                     --------------------------------------------------------------
                            GUARANTEED*                      CURRENT**
                     ------------------------------  ------------------------------
          PREM          CASH            DEATH           CASH            DEATH
 YR     AT 5.00%        VALUE          BENEFIT          VALUE          BENEFIT
 ---    --------     -----------     ------------    -----------     ------------
  1     $ 12,322     $     9,375     $   509,375     $    11,329     $   511,329
  2       25,261          19,537         519,537          23,730         523,730
  3       38,846          30,518         530,518          37,351         537,351
  4       53,111          42,388         542,388          52,242         552,242
  5       68,090          55,209         555,209          68,540         568,540
  6       83,817          69,054         569,054          86,392         586,392
  7      100,330          83,991         583,991         105,958         605,958
  8      117,669         100,083         600,083         127,346         627,346
  9      135,875         117,405         617,405         150,814         650,814
 10      154,992         136,047         636,047         176,509         676,509
 11      175,064         156,133         656,133         204,590         704,590
 12      196,140         177,774         677,774         235,375         735,375
 13      218,269         201,126         701,126         269,079         769,079
 14      241,505         226,334         726,334         305,937         805,937
 15      265,903         253,534         753,534         346,275         846,275
 16      291,521         282,870         782,870         390,452         890,452
 17      318,419         314,449         814,449         438,797         938,797
 18      346,663         348,372         848,372         491,673         991,673
 19      376,319         384,751         884,751         549,555       1,049,555
 20      407,457         423,720         923,720         612,892       1,112,892
 25      588,120         665,157       1,165,157       1,029,596       1,529,596
 30      818,697       1,002,212       1,502,212       1,672,358       2,172,358

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                          Morgan Stanley Dean Witter Variable
                                          Investment Series
[Paragon Logo]
            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 2001

                                                                           50450

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each of the 13 Divisions of the Separate Account will invest solely in one of the corresponding Funds managed by Morgan Stanley Dean Witter Advisors Inc.:

                   FUND FUND
----------------------------

  Money Market Portfolio                   Global Dividend Growth Portfolio
  Quality Income Plus Portfolio            European Growth Portfolio
  High Yield Portfolio                     Pacific Growth Portfolio
  Utilities Portfolio                      Equity Portfolio
  Income Builder Portfolio                 Competitive Edge "Best Ideas"
  Dividend Growth Portfolio                Portfolio
  Capital Growth Portfolio                 Strategist Portfolio

                The date of this Prospectus is May 1, 2001.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company The Separate Account, and The Funds..........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  14
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  18
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  24
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  28
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  32
Distribution of the Policies.............................................  35
General Provisions of the Group Contract.................................  36
Federal Tax Matters......................................................  37
Safekeeping of the Separate Account's Assets.............................  39
Voting Rights............................................................  40
State Regulation of the Company..........................................  40
Management of the Company................................................  41
Legal Matters............................................................  42
Legal Proceedings........................................................  42
Experts..................................................................  42
Additional Information...................................................  42
Definitions..............................................................  42
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group Contract or an employer sponsored insurance program. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account and The Funds" for a complete description of the available Funds.) An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits-- Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. Generally, there are no sales charges under a Policy. However, a front-end charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2.25% from all premiums paid to cover state premium taxes. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured (see "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 2000. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                                                         Total
                                                    Management  Other    Annual
                          Fund                        Fees     Expenses Expenses
                          ----                      ---------- -------- --------
      Money Market Portfolio.......................    0.50%     0.02%    0.52%
      Quality Income Plus Portfolio................    0.50%     0.02%    0.52%
      High Yield Portfolio.........................    0.50%     0.04%    0.54%
      Utilities Portfolio..........................    0.64%     0.02%    0.66%
      Income Builder Portfolio.....................    0.75%     0.06%    0.81%
      Dividend Growth Portfolio....................    0.53%     0.01%    0.54%
      Capital Growth Portfolio.....................    0.65%     0.04%    0.69%
      Global Dividend Growth Portfolio.............    0.75%     0.05%    0.80%
      European Growth Portfolio....................    0.94%     0.06%    1.00%
      Pacific Growth Portfolio.....................    0.95%     0.26%    1.21%
      Equity Portfolio.............................    0.49%     0.01%    0.50%
      Competitive Edge "Best Ideas" Portfolio......    0.65%     0.06%    0.71%
      Strategist Portfolio.........................    0.50%     0.02%    0.52%


The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                      THE COMPANY AND THE SEPARATE ACCOUNT

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 2000, we had assets of $403 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies we issue.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of Morgan Stanley Dean Witter Variable Investment Series (referred to as the "Fund"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the funds described in this section of the prospectus are currently available as investment choices of the policies even though additional Funds may be described in the prospectus for the Morgan Stanley Dean Witter Variable Investment Series. The assets of each Portfolio used by the Policies are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolios.

Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Portfolio:

Money Market Portfolio

The Money Market Portfolio seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.

Quality Income Plus Portfolio

The Quality Income Plus Portfolio seeks as a primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S. Government securities and higher-rated fixed income securities.

High Yield Portfolio

The High Yield Portfolio seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed income securities.

Utilities Portfolio

The Utilities Portfolio seeks both capital appreciation and current income by investing in equity and fixed income securities of companies engaged in the utilities industry.

Income Builder Portfolio

The Income Builder Portfolio seeks as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by investing primarily in income-producing equity securities.

Dividend Growth Portfolio

The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stocks of companies with a record of paying dividends and the potential for increasing dividends.

Capital Growth Portfolio

The Capital Growth Portfolio seeks long-term capital growth by investing primarily in common stocks.

Global Dividend Growth Portfolio

The Global Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stocks of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.

European Growth Portfolio (European Portfolio)

The European Growth Portfolio seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Europe.

Pacific Growth Portfolio

The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand.

Equity Portfolio

The Equity Portfolio seeks as a primary objective, capital growth and, as a secondary objective, income, but only when consistent with its primary objective, by investing primarily in common stocks.

Competitive Edge "Best Ideas" Portfolio

The Competitive Edge "Best Ideas" Portfolio seeks, as its primary objective, capital growth and, as a secondary objective, income, but only when consistent with its primary objective, by investing primarily in common stocks.

Strategist Portfolio

The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities, and the writing of covered call and put options.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must preceede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds".

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of other policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .Eliminate or combine one or more Divisions;

  .Substitute one Division for another Division; or

  .Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

(a) operated as a management company under the 1940 Act;

(b) deregistered under that Act in the event such registration is no longer required; or

(c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

   (1) to independent contractors of the employer;

   (2) to persons who wish to continue coverage after a Group Contract has terminated;

   (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

   (4) if state law restrictions make issuance of a Group Contract impracticable; or

   (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purdchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the prmeiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract-- Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1)as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:
(1) the premium paid; less

(2) the premium expense charge;

(3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

(4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                                               Applicable
            Attained Age                       Percentage
            ---------------------------------- ----------
            40................................    250%
            41................................    243
            42................................    236
            43................................    229
            44................................    222
            45................................    215
            46................................    209
            47................................    203
            48................................    197
            49................................    191
            50................................    185
            51................................    178
            52................................    171
            53................................    164
            54................................    157
            55................................    150
            56................................    146
            57................................    142
            58................................    138
            59................................    134
            60................................    130
            61................................    128
            62................................    126
            63................................    124
            64................................    122
            65................................    120
            66................................    119
            67................................    118
            68................................    117
            69................................    116
            70................................    115
            71................................    113
            72................................    111
            73................................    109
            74................................    107

                                               Applicable
            Attained Age                       Percentage
            ---------------------------------- ----------
            75 to 90..........................    105%
            91................................    104
            92................................    103
            93................................    102
            94................................    101
            95 or older.......................    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,
  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

(b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

(d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

(e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

(7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

(8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

(6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

(1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

(2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

(3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.


Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.)

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge;

  . any charge to compensate the Company for anticipated higher corporate
    income taxes resulting from    the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2 1/4% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                First Subsequent
        Eligible Employees                      Year    Years
        --------------------------------------- ----- ----------
        250--499............................... $5.00   $2.50
        500--999............................... $4.75   $2.25
        1000+.................................. $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1)with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Maturity Date Endorsement. Provides a change in the maturity date to be the date of death of the Insured, provided the Policy remains in force to that date with sufficient Cash Surrender Value. The guaranteed cost of insurance rate for the last Policy Year in the Policy shall apply for all later Policy Years. (See Federal Tax Matters.)

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York Insurance Company.
Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company as well as Policy Cash Surrender Value. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 15% of premiums that do not exceed the cost of insurance assessed during the first Policy Year. In addition, maximum commissions, based on Policy Cash surrender Value, in all Policy Years through Policy Year 20 are 0.2% of the average of the beginning and ending Policy Year Net Cash Surrender Value. In no event will commissions be payable for more than 20 years. In addition, compensation may be paid to representatives of MetLife for referrals.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven

Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

(1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

(2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Extension of Maturity Date. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years/1/
 ------------------------ -----------------------------------------------------
 Executive Officers/2/


  Anthony F. Trani/3/     President and Chief Executive Officer since August
                          2000. Formerly Vice President--Institutional Markets,
                          Metropolitan Life Insurance Company June 1998--August
                          2000. Chief Marketing Officer--Institutional Markets,
                          Metropolitan Life Insurance Company May 1996--June
                          1998.

  Craig K. Nordyke/3/     Executive Vice President and Chief Actuary since
                          November 1996. Vice President and Chief Actuary
                          August 1990--November 1996.

  Matthew K. Duffy        Vice President and Chief Financial Officer since June
                          1996. Formerly Director of Accounting, Prudential
                          Insurance Company of America, March 1987--June 1996.

  Matthew P. McCauley/3/  Vice President and General Counsel since 1984.
                          Secretary since August 1981. Vice President and
                          Associate General Counsel, General American since
                          December 1995.

  John R. Tremmel         Vice President--Operations and System Development
                          since January 1999. Formerly Chief Operating Officer,
                          ISP Alliance, April 1998--December 1998. Vice
                          President and General Manager of National Operations
                          Centers, Norell Corporation, January 1995--March
                          1998.

  Michael J. McDermott/3/ Vice President--Sales since January 2001. Formerly
                          Vice President--Institutional Markets, Metropolitan
                          Life Insurance Company June 1998--January 2001.
                          Regional Vice President--Institutional Markets,
                          Metropolitan Life Insurance Company, May 1996--June
                          1998.

 Directors/4/


  Nicholas D. Latrenta    Senior Vice President--Institutional Business
                          Operations since October 1, 2000. Formerly Senior
                          Vice President International Operations March 1999--
                          October 2000. Senior Vice President--Institutional
                          Business May 1997--March 1999. Vice President--
                          Institutional Business May 1996--May 1997.

  Roy C. Albertalli       Chief Counsel--Institutional Business Operations
                          since June 2000. Formerly Vice President and
                          Associate General Counsel--Institutional Business
                          Operations May 1996--June 2000.

  Eugene Marks, Jr.       Senior Vice President--Institutional Business
                          Operations since January 1998. Formerly Vice
                          President--Institutional Business Operations November
                          1990--January 1998.

  Stanley J. Talbi        Senior Vice President and Chief Actuary--Corporate
                          Actuarial and Corporate Risk Management since July
                          2000. Formerly Senior Vice President and Chief
                          Financial Officer--Institutional Business Operations
                          January 1997--July 2000. Vice President and Senior
                          Actuary--Group and Individual Retirement and Savings
                          Business Operations January 1993--January 1997.

  Michael W. Witwer       Vice President--Life Products since March 1995.
                          Formerly Regional Vice President--North Central
                          Region May 1992--February 1995.


--------

/1/All positions listed are with the Company unless otherwise indicated.

/2/The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood Boulevard, St. Louis, MO 63105; except Matthew P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.

/3/Indicates Executive Officers who are also Directors.

/4/All positions listed for Directors are with Metropolitan Life Insurance
   Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer --Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements as of and for the year ended December 31, 2000 of the Company and the Separate Account included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Company as of and for the two-years ended December 31, 1999 and the Separate Account for the two-years ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving and the day before Christmas when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                       INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company (the "Company") as of December 31, 2000 (Successor Company balance sheet), and the related statements of operations and comprehensive income
(loss), stockholder's equity, and cash flows for the year ended December 31, 2000 (Successor Company operations). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the years ended December 31, 1999 and 1998 (Predecessor Company operations) were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on those statements.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2000 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

  As more fully discussed in Note 1 to the financial statements, the Predecessor Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

Deloitte & Touche LLP

St. Louis, Missouri

March 7, 2001

[KPMG LOGO]

                          Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company as of December 31, 1999 and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

  /s/ KPMG

March 10, 2000



            KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 2000 and 1999

               (in thousands of dollars, except share data)

                                                                  Predecessor's
                                                                      Basis
                                                         -------- -------------
                                                           2000       1999
                                                         -------- -------------
                         Assets
Fixed maturities, available for sale.................... $ 84,006   $ 81,421
Policy loans............................................   20,067     16,954
Cash and cash equivalents...............................   10,018     10,591
                                                         --------   --------
    Total cash and invested assets......................  114,091    108,966
                                                         --------   --------
Reinsurance recoverables................................    1,649      1,314
Deposits relating to reinsured policyholder account
 balances...............................................    7,236      7,020
Accrued investment income...............................    2,004      1,853
Deferred policy acquisition costs.......................    4,836     24,357
Value of business acquired..............................   25,995        --
Goodwill................................................    3,361        --
Fixed assets and leasehold improvements, net............    2,208      1,031
Other assets............................................      578        262
Separate account assets.................................  241,423    255,190
                                                         --------   --------
    Total assets........................................ $403,381   $399,993
                                                         ========   ========
          Liabilities and Stockholder's Equity
Policyholder account balances........................... $107,266   $101,665
Policy and contract claims..............................    1,571      1,691
Federal income taxes payable............................      583      1,007
Other liabilities and accrued expenses..................    3,082      3,734
Payable to affiliates...................................    2,917      3,803
Due to separate account.................................      202        192
Deferred tax liability..................................    6,266      3,070
Separate account liabilities............................  241,423    255,126
                                                         --------   --------
    Total liabilities...................................  363,310    370,288
                                                         --------   --------
Stockholder's equity:
  Common stock, par value $150; 100,000 shares
   authorized;
   20,500 shares issued and outstanding.................    3,075      2,050
  Additional paid-in capital............................   33,123     17,950
  Accumulated other comprehensive income (loss).........      869     (2,748)
  Retained earnings.....................................    3,004     12,453
                                                         --------   --------
    Total stockholder's equity..........................   40,071     29,705
                                                         --------   --------
    Total liabilities and stockholder's equity.......... $403,381   $399,993
                                                         ========   ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

         Statements of Operations and Comprehensive Income (Loss)

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                           Predecessor's Basis
                                                           --------------------
                                                   2000      1999       1998
                                                  -------  ---------  ---------
Revenues:
  Policy contract charges........................ $22,809    $24,577    $20,437
  Net investment income..........................   8,748      7,726      6,983
  Commissions and expense allowances on
   reinsurance ceded.............................     190        292        124
  Net realized investment (losses) gains.........  (1,027)        57         53
                                                  -------  ---------  ---------
    Total revenues...............................  30,720     32,652     27,597
                                                  =======  =========  =========
Benefits and expenses:
  Policy benefits................................   4,742      4,616      4,774
  Interest credited to policyholder account
   balances......................................   5,743      5,524      5,228
  Commissions, net of capitalized costs..........     381        445        167
  General and administration expenses, net of
   capitalized costs.............................  12,787     16,181      9,511
  Amortization of deferred policy acquisition
   costs.........................................     --       1,631      1,150
  Amortization of value of business..............   2,092        --         --
  Amortization of goodwill.......................     177        --         --
                                                  -------  ---------  ---------
    Total benefits and expenses..................  25,922     28,397     20,830
                                                  =======  =========  =========
    Income before federal income tax expense.....   4,798      4,255      6,766
Federal income taxes.............................   1,703      1,499      2,368
                                                  -------  ---------  ---------
Net income.......................................   3,095      2,756      4,398
Other comprehensive income (loss)................   3,617     (5,557)       851
                                                  -------  ---------  ---------
Comprehensive income (loss)...................... $ 6,712  $  (2,801) $   5,249
                                                  =======  =========  =========


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital   income (loss) earnings    equity
                         ------ ---------- ------------- -------- -------------
Predecessor's basis
 balance at January 1,
 1998................... $2,050  $17,950      $ 1,958    $ 5,299     $27,257
  Net income............    --       --           --       4,398       4,398
  Other comprehensive
   income...............    --       --           851        --          851
                         ------  -------      -------    -------     -------
Balance at December 31,
 1998...................  2,050   17,950        2,809      9,697      32,506
  Net income............    --       --           --       2,756       2,756
  Other comprehensive
   loss.................    --       --        (5,557)       --       (5,557)
                         ------  -------      -------    -------     -------
Balance at December 31,
 1999...................  2,050   17,950       (2,748)    12,453      29,705
                         ------  -------      -------    -------     -------
Balance at January 1,
 2000...................  2,050   34,057       (2,748)       --       33,359
  Par value change......  1,025   (1,025)         --         --          --
  Net income............    --       --           --       3,095       3,095
  Other comprehensive
   income...............    --       --         3,617        --        3,617
                         ------  -------      -------    -------     -------
Balance at December 31,
 2000................... $3,075  $33,032      $   869    $ 3,095     $40,071
                         ======  =======      =======    =======     =======


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                              Predecessor's
                                                                  Basis
                                                            ------------------
                                                    2000      1999      1998
                                                   -------  --------  --------
Cash flows from operating activities:
  Net income...................................... $ 3,095  $  2,756  $  4,398
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables....................    (335)     (144)      563
      Deposits relating to reinsured policyholder
       account balances...........................    (216)     (332)     (272)
      Accrued investment income...................    (151)     (308)     (168)
      Federal income tax payable..................    (424)      726       118
      Other assets................................  (1,493)    3,316    (1,821)
      Policy and contract claims..................    (120)       19       587
      Other liabilities and accrued expenses......    (103)     (209)      457
      Payable to affiliates.......................    (886)    1,741       442
      Company ownership of separate account.......      64       (64)      --
      Due to separate account.....................      10         9       122
    Deferred tax expense..........................   1,186       469       740
    Policy acquisition costs deferred.............  (4,836)   (4,185)   (3,808)
    Amortization of deferred policy acquisition
     costs........................................     --      1,631     1,150
    Amortization of value of business acquired....   2,092       --        --
    Amortization of goodwill......................     177       --        --
    Interest credited to policyholder accounts....   5,743     5,524     5,228
    (Accretion) amortization of net investments...    (101)       92        39
    Net gain (loss) on sales and calls of fixed
     maturities...................................   1,027       (57)      (53)
                                                   -------  --------  --------
Net cash provided by operating activities.........   4,729    10,984     7,722
                                                   -------  --------  --------
Cash flows from investing activities:
  Purchase of fixed maturities....................  (6,007)  (12,515)  (14,954)
  Sale or maturity of fixed maturities............   3,960     4,695     8,632
  Increase in policy loans, net...................  (3,113)   (2,819)   (2,648)
                                                   -------  --------  --------
Net cash used in investing activities.............  (5,160)  (10,639)   (8,970)
                                                   -------  --------  --------
Cash flows from financing activities:
  Net policyholder account deposits...............    (142)    2,807     2,954
                                                   -------  --------  --------
Net (decrease) increase in cash and cash
 equivalents......................................    (573)    3,152     1,706
Cash and cash equivalents at beginning of year....  10,591     7,439     5,733
                                                   -------  --------  --------
Cash and cash equivalents at end of year.......... $10,018  $ 10,591  $  7,439
                                                   -------  --------  --------
Supplemental disclosure of cash flow information:
  Cash paid for income taxes...................... $  (941) $   (346) $ (1,460)
                                                   =======  ========  ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                       Notes to Financial Statements

                         (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

  Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

  The acquistion of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

  As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For periods prior to the date of acquisition, the Company is referred to as the "Predecessor Company".

  The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

                         PARAGON LIFE INSURANCE COMPANY

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 2000 and 1999, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis.

 (c) Value of Business Acquired

  Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

 (d) Goodwill

  The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2000, net of accumulated amortization of $177, was $3,361.

(e) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2000, 1999 and 1998. The actual crediting rate was 6.1% in 2000, ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998.

                         PARAGON LIFE INSURANCE COMPANY

 (f) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The company will file two short-period consolidated federal income tax returns for year 2000. For the short period prior to acquisition of GenAmerica Financial Corporation by Metropolitan Life Insurance Company, the Company will file with General American Mutual Holding Company. For the short period after the acquisition by Metropolitan Life Insurance Company, the Company will file with General American and its life insurance subsidiaries. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

 (g) Reinsurance

  Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (h) Deferred Policy Acquisition Costs

  The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date, is adjusted by a charge or credit to income.

 (i) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

 (j) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could

                         PARAGON LIFE INSURANCE COMPANY
result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

    Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

 (k) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (l) Reclassification

  Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

 (m) New Accounting Pronouncements

  In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance requires adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that its adoption of the Codification by the NAIC and the Codification as modified by the Department, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

  In June 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133, as amended by SFAS 138, require among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as

                         PARAGON LIFE INSURANCE COMPANY
hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's financial condition or results of operations.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

  In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 effective for the year ended December 31, 2000 did not have a material effect on the Company's financial statements. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's consolidated financial statements.

                         PARAGON LIFE INSURANCE COMPANY

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000 and 1999 are as follows:

                                                               2000
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 4,291    $  122    $   --     $ 4,413
      Corporate
       securities..........................    64,972     2,135      1,432     65,675
      Mortgage-backed
       securities..........................    12,784       633        --      13,417
      Asset-backed securities..............       493         8        --         501
                                              -------    ------    -------    -------
                                              $82,540    $2,898    $ 1,432    $84,006
                                              =======    ======    =======    =======

                                                     Predecessor's Basis 1999
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 8,728    $   53    $  (162)   $ 8,619
      Corporate securities.................    70,312       276     (4,830)    65,758
      Mortgage-backed securities...........     6,911        36       (394)     6,553
      Asset-backed securities..............       500       --          (9)       491
                                              -------    ------    -------    -------
                                              $86,451    $  365    $(5,395)   $81,421
                                              =======    ======    =======    =======

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Amortized Estimated
                                                              cost    Fair value
                                                            --------- ----------
      Due in one year or less..............................  $ 6,089   $ 6,105
      Due after one year through five years................   14,823    15,082
      Due after five years through ten years...............    9,191     9,259
      Due after ten years through twenty years.............   39,653    40,143
      Mortgage-backed securities...........................   12,784    13,417
                                                             -------   -------
                                                             $82,540   $84,006
                                                             =======   =======

  Proceeds from sales of fixed maturities during 2000, 1999 and 1998 were $3,959 and $4,695 and $4,069, respectively. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 and $53 were realized on those sales in 1999 and 1998, respectively.

                         PARAGON LIFE INSURANCE COMPANY

  The sources of net investment income follow:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Fixed Maturities................................ $6,789  $ 6,077  $ 5,603
      Short-term investments..........................    577      486      535
      Policy loans and other..........................  1,464    1,244      924
                                                       ------  -------  -------
                                                       $8,830    7,807    7,062
      Investment expenses.............................    (82)     (81)     (79)
                                                       ------  -------  -------
          Net investment income....................... $8,748  $ 7,726  $ 6,983
                                                       ======  =======  =======

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale........... $1,465  $(5,030) $ 4,717
        Deferred policy acquisition costs.............    --       803     (396)
        VOBA..........................................   (128)     --       --
      Deferred income taxes...........................   (468)   1,479   (1,512)
                                                       ------  -------  -------
      Net unrealized appreciation (depreciation)...... $  869  $(2,748) $ 2,809
                                                       ======  =======  =======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,036 and $4,083 at December 31, 2000 and 1999, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999.

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
      December 31, 2000:
        Assets
          Fixed Maturities.................................. $ 84,006  $ 84,006
          Policy loans......................................   20,067    20,067
          Separate account assets...........................  241,423   241,423
        Liabilities
          Policyholder account balances.....................  107,266   107,266
          Separate Account liabilities......................  241,423   241,423
      December 31, 1999:
        Assets
          Fixed Maturities.................................. $ 81,421  $ 81,421
          Policy loans......................................   16,594    16,594
          Separate account assets...........................  255,190   255,190
        Liabilities
          Policyholder account balances.....................  101,665   101,665
          Separate Account liabilities......................  255,126   255,126

(4) Reinsurance

  The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 2000, 1999 and 1998 as they relate to transactions with affiliates are summarized as follows:

                                                                 Predecessor's
                                                                     Basis
                                                                ---------------
                                                         2000    1999    1998
                                                        ------- ------- -------
      Reinsurance transactions with affiliates:
        Policy contract charges ceded.................. $18,445 $16,869 $14,723
        Policy benefits ceded..........................  22,130  16,823  17,071
        Commissions and expenses ceded.................     190     292     123
        Reinsurance recoverables.......................   1,617   1,268   1,109

  Ceded contract charges and benefits to non-affiliates for 2000, 1999 and 1998 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                       2000     1999     1998
                                                     --------  -------  -------
      Balance at beginning of year.................  $ 24,357  $20,602  $17,980
      Purchase adjustments.........................   (24,357)     --       --
      Policy acquisition costs deferred............     4,836    4,185    3,808
      Policy acquisition costs amortized...........       --    (1,631)  (1,150)
      Deferred policy acquisition costs relating to
       change in unrealized gain on investments
       available for sale..........................       --    (1,201)    (36)
                                                     --------  -------  -------
      Balance at end of year.......................  $  4,836  $24,357  $20,602
                                                     ========  =======  =======

(6) Administration System Write-off

  In 1999 Paragon expensed $4,787 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963 and other costs incurred in 1999 relating to the project were $824. Other costs incurred and expensed in 1998 were $469.

(7) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Current tax expense................................. $  517 $1,030 $1,628
      Deferred tax expense................................  1,186    469    740
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

  Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Computed "expected" tax expense..................... $1,679 $1,489 $2,368
      Other, net..........................................     24     10    --
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2000, 1999 and 1998 are presented below:

                                                                  Predecessor's
                                                                      Basis
                                                          ------- -------------
                                                           2000    1999   1998
                                                          ------- ------ ------
      Deferred tax assets:
        Unearned reinsurance allowances.................. $   --  $  194 $  218
        Policy and contract liabilities..................     554    583    709
        Tax capitalization of acquisition costs..........   2,869  2,559  2,147
        Purchase adjustment..............................   1,456    --     --
        Unrealized loss on investments, net..............     --   1,479     58
        Other, net.......................................     164    359    --
                                                          ------- ------ ------
          Total deferred tax assets...................... $ 5,043 $5,174 $3,132
                                                          ======= ====== ======
      Deferred tax liabilities:
        Unrealized gain on investments, net.............. $   468 $  --  $1,512
        VOBA.............................................   9,139    --     --
        Deferred policy acquisition costs................   1,702  8,244  7,211
                                                          ------- ------ ------
          Total deferred tax liabilities................. $11,309  8,244  8,723
                                                          ------- ------ ------
          Net deferred tax liabilities................... $ 6,266 $3,070 $5,591
                                                          ======= ====== ======

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized.

(8) Related-Party Transactions

  The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2000, 1999 and 1998 were $2,487, $2,247 and $1,513, respectively. See Note 3 for reinsurance transactions with affiliates.

  The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(9) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000, 1999 and 1998 due to over-funding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $459, $0 and $188 for 2000, 1999 and 1998, respectively.

                      PARAGON LIFE INSURANCE COMPANY

  As a result of the acquistion by MetLife, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $0 and $423 for 2000 and 1999, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(10) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2000, 1999 and 1998, as determined using statutory accounting practices, is summarized as follows:

                                                         2000    1999    1998
                                                        ------- ------- -------
      Statutory surplus as reported to regulatory
       authorities..................................... $13,751 $13,545 $10,500
      Net gain from operations as reported to
       regulatory authorities.......................... $   835 $   300 $ 1,596

(11) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2001 without prior notice or approval is $835. Paragon did not pay dividends in 2000, 1999 and 1998.

(12) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2000, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                      PARAGON LIFE INSURANCE COMPANY

(13) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

      Year ended December 31:
        2001............................................................. $  764
        2002.............................................................    714
        2003.............................................................    275
        2004.............................................................     83
        2005.............................................................     12
                                                                          ------
                                                                          $1,848
                                                                          ======

  Rent expense totaled $562, $507 and $490 in 2000, 1999 and 1998, respectively.

  From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

(14) Comprehensive Income

  The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2000, 1999 and 1998:

                                                             2000
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 4,538    $(1,588)   $ 2,950
      Plus: reclassification adjustment for
       losses realized in net income...........    1,027       (360)       667
                                                 -------    -------    -------
      Other comprehensive income...............  $ 5,565    $(1,948)   $ 3,617
                                                 =======    =======    =======

                                                   Predecessor's Basis 1999
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   $ 2,972    $(5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)        20        (37)
                                                 -------    -------    -------
      Other comprehensive loss.................  $(8,549)   $ 2,992    $(5,557)
                                                 =======    =======    =======

                                                   Predecessor's Basis 1998
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 1,361    $  (476)   $   885
      Less: reclassification adjustment for
       gains realized in net income............      (53)        19        (34)
                                                 -------    -------    -------
      Other comprehensive income...............  $ 1,308    $  (457)   $   851
                                                 =======    =======    =======

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
Policyholders of Separate Account B's Morgan Stanley
Dean Witter Divisions:

We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, Capital Appreciation and Competitive Edge Best Ideas Divisions of Paragon Separate Account B as of December 31, 2000, and the respective related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of operations and changes in net assets for each of the periods in the two year period ended December 31,1999 were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on these statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000 by correspondence with the distributor and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the respective financial positions of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, Capital Appreciation, and Competitive Edge Best Ideas Divisions of Paragon Separate Account B as of December 31, 2000, and the respective results of their operations and changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

St. Louis, Missouri
March 23, 2001

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
Policyholders of Separate Account B's Morgan Stanley
Dean Witter Divisions:

  We have audited the accompanying statements of operations and changes in net assets, of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, Capital Appreciation and Competitive Edge Best Ideas Divisions of Paragon Separate Account B for each of the periods in the two-year period ended December 31, 1999. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, Capital Appreciation, and Competitive Edge Best Ideas Divisions of Paragon Separate Account B for each of the periods in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                            December 31, 2000

                          Money                                        Quality     Dividend             Capital
                          Market   High Yield   Equity    Strategist Income Plus    Growth    Utilities  Growth
                         Division   Division   Division    Division    Division    Division   Division  Division
                         --------  ----------  ---------  ---------- ------------ ----------  --------- --------
Net Assets:
 Investments in Morgan
  Stanley Dean Witter
  Investment Series, at
  Market Value (See
  Schedule of
  Investments).......... $219,410     70,532   1,413,967   339,244      66,814    1,330,624    142,218  468,948
                         --------  ---------   ---------   -------      ------    ---------    -------  -------
 Payable to Paragon
  Life Insurance
  Company...............     (167)       (55)     (1,053)     (255)        (50)        (980)      (104)    (341)
                         --------  ---------   ---------   -------      ------    ---------    -------  -------
   Total Net Assets..... $219,243     70,477   1,412,914   338,989      66,764    1,329,644    142,114  468,607
                         ========  =========   =========   =======      ======    =========    =======  =======
Total Net Assets,
 represented by:
 Equity of Contract
  Owners................ $219,207     68,728   1,407,829   336,404      66,415    1,323,782    141,327  468,607
 Equity of Paragon Life
  Insurance Company.....       36      1,749       5,085     2,585         349        5,862        787      --
                         --------  ---------   ---------   -------      ------    ---------    -------  -------
                         $219,243     70,477   1,412,914   338,989      66,764    1,329,644    142,114  468,607
                         ========  =========   =========   =======      ======    =========    =======  =======
Total Units Held........  174,848     14,537      19,517    14,335       4,816       48,638      5,059   14,446
Net Asset Value Per
 Unit................... $   1.25       4.73       72.13     23.47       13.79        27.22      27.93    32.44
Cost of Investments..... $219,410    143,276   1,421,408   330,518      68,949    1,567,212    134,120  452,129
                         ========  =========   =========   =======      ======    =========    =======  =======

                                                Global
                                    Pacific    Dividend     Income     Capital    Comp. Edge
                         European    Growth     Growth     Builder   Appreciation Best Ideas
                         Division   Division   Division    Division    Division    Division
                         --------  ----------  ---------  ---------- ------------ ----------
Net Assets:
 Investments in Morgan
  Stanley Dean Witter
  Investment Series, at
  Market Value (See
  Schedule of
  Investments).......... $758,684    942,405     712,431     7,445         --       172,206
                         --------  ---------   ---------   -------      ------    ---------
 Payable to Paragon
  Life Insurance
  Company...............     (555)      (737)       (523)       (5)        --          (129)
                         --------  ---------   ---------   -------      ------    ---------
   Total Net Assets..... $758,129    941,668     711,908     7,440         --       172,077
                         ========  =========   =========   =======      ======    =========
Total Net Assets,
 represented by:
 Equity of Contract
  Owners................ $758,129    941,668     711,908     7,344         --       172,077
 Equity of Paragon Life
  Insurance Company.....      --         --          --         96         --           --
                         --------  ---------   ---------   -------      ------    ---------
                         $758,129    941,668     711,908     7,440         --       172,077
                         ========  =========   =========   =======      ======    =========
Total Units Held........   19,798    159,223      38,525       587         --        17,101
Net Asset Value Per
 Unit................... $  38.29       5.91       18.48     12.51         --         10.06
Cost of Investments..... $748,072  1,186,170     738,180     7,567         --       186,536
                         ========  =========   =========   =======      ======    =========

                See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                         STATEMENTS OF OPERATIONS

                               Page 1 of 2

     For the Years ended December 31, 2000, 1999, and 1998, except for the Competitive Edge Best Ideas Division which is for the period from May 19, 1998
                  (inception) through December 31, 1998.

                        Money Market               High Yield                     Equity                 Strategist
                          Division                  Division                     Division                 Division
                   ------------------------ ---------------------------  -------------------------  ----------------------
                     2000     1999    1998    2000      1999     1998      2000     1999    1998     2000     1999   1998
                   --------  ------  ------ --------  --------  -------  --------  ------- -------  -------  ------ ------
Investment
Income:
 Dividend
 Income..........  $ 11,922   7,930   7,158   16,820    20,323   22,700   182,370   18,770   3,713    8,661   5,565  3,488
Expenses:
 Mortality and
 Expense Charge..     1,944   1,505   1,254      896     1,345    1,607    12,851    6,971   4,478    2,988   1,997  1,292
                   --------  ------  ------ --------  --------  -------  --------  ------- -------  -------  ------ ------
 Net Investment
 Income
 (Expense).......     9,978   6,425   5,904   15,924    18,978   21,093   169,519   11,799    (765)   5,673   3,568  2,196
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions...       --      --      --       --        --       --     35,863   75,327  59,774   36,453     --  13,853
 Proceeds from
 Sales...........   156,944  74,996  55,996   25,484   106,893   23,423   153,947  108,003 115,177   20,451  36,946  9,976
 Cost of
 Investments
 Sold............   156,944  74,996  55,996   35,577   128,463   26,109   132,724   86,095  96,763   17,448  30,221  8,897
                   --------  ------  ------ --------  --------  -------  --------  ------- -------  -------  ------ ------
 Net Realized
 (Loss) Gain on
 Investments.....       --      --      --   (10,093)  (21,570)  (2,686)   57,086   97,235  78,188   39,456   6,725 14,932
Net Unrealized
Gain (Loss) on
Investments:
 Unrealized
 (Loss) Gain
 Beginning of
 Year............       --      --      --   (33,437)  (36,213)  (4,982)  424,079  130,269  73,339   52,783  26,703  9,875
 Unrealized
 (Loss) Gain End
 of Year.........       --      --      --   (72,744)  (33,437) (36,213)   (7,441) 424,079 130,269    8,726  52,783 26,703
                   --------  ------  ------ --------  --------  -------  --------  ------- -------  -------  ------ ------
 Net Unrealized
 (Loss) Gain on
 Investments.....       --      --      --   (39,307)    2,776  (31,231) (431,520) 293,810  56,930  (44,057) 26,080 16,828
                   --------  ------  ------ --------  --------  -------  --------  ------- -------  -------  ------ ------
 Net (Loss) Gain
 on Investments..       --      --      --   (49,400)  (18,794) (33,917) (374,434) 391,045 135,118   (4,601) 32,805 31,760
Increase
(Decrease) in
Assets Resulting
from Operations..  $  9,978   6,425   5,904  (33,476)      184  (12,824) (204,915) 402,844 134,352    1,072  36,373 33,956
                   ========  ======  ====== ========  ========  =======  ========  ======= =======  =======  ====== ======
                    Quality Income Plus          Dividend Growth                Utilities              Capital Growth
                          Division                  Division                     Division                 Division
                   ------------------------ ---------------------------  -------------------------  ----------------------
                     2000     1999    1998    2000      1999     1998      2000     1999    1998     2000     1999   1998
                   --------  ------  ------ --------  --------  -------  --------  ------- -------  -------  ------ ------
Investment
Income:
 Dividend
 Income..........  $  4,224   3,563   2,746   55,692    30,640   24,526     2,324    1,460   1,395   54,040   8,292     17
Expenses:
 Mortality and
 Expense Charge..       574     487     379   11,810    13,186   11,708       916      514     426    3,903   2,572  2,099
                   --------  ------  ------ --------  --------  -------  --------  ------- -------  -------  ------ ------
 Net Investment
 Income
 (Expense).......     3,650   3,076   2,367   43,882    17,454   12,818     1,408      946     969   50,137   5,720 (2,082)
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions...       --      --      --   243,896   209,513  116,995     5,060    1,113   2,323   13,794  27,927 17,323
 Proceeds from
 Sales...........     3,390   4,345   7,815  342,345   361,347  229,964     6,121   13,788  13,062   49,336  66,476 45,333
 Cost of
 Investments
 Sold............     3,637   4,522   7,666  415,532   337,867  194,242     5,246   10,602  10,220   41,313  55,308 39,779
                   --------  ------  ------ --------  --------  -------  --------  ------- -------  -------  ------ ------
 Net Realized
 (Loss) Gain on
 Investments.....      (247)   (177)    149  170,709   232,993  152,717     5,935    4,299   5,165   21,817  39,095 22,877
Net Unrealized
Gain (Loss) on
Investments:
 Unrealized
 (Loss) Gain
 Beginning of
 Year............    (4,700)  1,040     343  (70,696)  229,735  234,467    14,399   12,987   8,928   89,163  45,992 25,565
 Unrealized
 (Loss) Gain End
 of Year.........    (2,134) (4,700)  1,040 (236,589)  (70,696) 229,735     8,098   14,399  12,987   16,819  89,163 45,992
                   --------  ------  ------ --------  --------  -------  --------  ------- -------  -------  ------ ------
 Net Unrealized
 Gain (Loss) on
 Investments.....     2,566  (5,740)    697 (165,893) (300,431)  (4,732)   (6,301)   1,412   4,059  (72,344) 43,171 20,427
                   --------  ------  ------ --------  --------  -------  --------  ------- -------  -------  ------ ------
 Net Gain (Loss)
 on Investments..     2,319  (5,917)    846    4,816   (67,438) 147,985      (366)   5,711   9,224  (50,527) 82,266 43,304
Increase
(Decrease) in
Assets Resulting
from Operations..  $  5,969  (2,841)  3,213   48,698   (49,984) 160,803     1,042    6,657  10,193     (390) 87,986 41,222
                   ========  ======  ====== ========  ========  =======  ========  ======= =======  =======  ====== ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

                                  Page 2 of 2

     For the Years ended December 31, 2000, 1999, and 1998, except for the Competitive Edge Best Ideas Division which is for the period from May 19, 1998
                  (inception) through December 31, 1998.

                             European                  Pacific Growth          Global Dividend Growth     Income Builder
                             Division                     Division                    Division               Division
                     --------------------------  ----------------------------  ------------------------  -----------------
                       2000      1999     1998     2000      1999      1998     2000     1999    1998    2000   1999  1998
                     ---------  -------  ------  --------  --------  --------  -------  ------- -------  -----  ----- ----
Investment Income:
 Dividend Income...  $   5,367    3,622   5,489    18,802     8,602    25,728    8,672   20,390  11,342    403    153  37
Expenses:
 Mortality and
 Expense Charge....      7,098    4,926   4,201    11,372     8,232     4,246    6,954    6,921   5,967     72     16   5
                     ---------  -------  ------  --------  --------  --------  -------  ------- -------  -----  ----- ---
   Net Investment
   (Expense)
   Income..........     (1,731)  (1,304)  1,288     7,430       370    21,482    1,718   13,469   5,375    331    137  32
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions.....    116,937   53,707  30,332       --        --        --    63,045   49,153  68,547    --      19   1
 Proceeds from
 Sales.............     87,508  120,363  74,099   140,115   149,242    61,430  220,794  207,136 165,949  1,360  1,372  12
 Cost of
 Investments Sold..     80,639  103,796  61,617   135,164   166,113   102,232  232,767  190,685 154,978  1,361  1,310  12
                     ---------  -------  ------  --------  --------  --------  -------  ------- -------  -----  ----- ---
   Net Realized
   Gain (Loss) on
   Investments.....    123,806   70,274  42,814     4,951   (16,871)  (40,802)  51,072   65,604  79,518     (1)    81   1
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........    178,589   98,264  55,867   239,597  (255,713) (237,617)  62,309   40,275  50,203    273      4 --
 Unrealized Gain
 (Loss) End of
 Year..............     10,612  178,589  98,264  (243,765)  239,597  (255,713) (25,750)  62,309  40,275   (122)   273   4
                     ---------  -------  ------  --------  --------  --------  -------  ------- -------  -----  ----- ---
 Net Unrealized
 (Loss) Gain on
 Investments.......   (167,977)  80,325  42,397  (483,362)  495,310   (18,096) (88,059)  22,034  (9,928)  (395)   269   4
                     ---------  -------  ------  --------  --------  --------  -------  ------- -------  -----  ----- ---
   Net (Loss) Gain
   on Investments..    (44,171) 150,599  85,211  (478,411)  478,439   (58,898) (36,987)  87,638  69,590   (396)   350   5
 (Decrease)
 Increase in
 Assets Resulting
 from Operations...  $ (45,902) 149,295  86,499  (470,981)  478,809   (37,416) (35,269) 101,107  74,965    (65)   487  37
                     =========  =======  ======  ========  ========  ========  =======  ======= =======  =====  ===== ===
                       Capital Appreciation        Competitive Edge Best
                             Division                  Ideas Division
                     --------------------------  ----------------------------
                       2000      1999     1998     2000      1999      1998
                     ---------  -------  ------  --------  --------  --------
Investment Income:
 Dividend Income...  $     --       --        5       627       359        --
Expenses:
 Mortality and
 Expense Charge....        --         1       8     1,441       459        38
                     ---------  -------  ------  --------  --------  --------
   Net Investment
   Expense.........        --        (1)     (3)     (814)     (100)      (38)
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions.....        --       --      --        --        --        --
 Proceeds from
 Sales.............        --     1,568      37    18,609     1,197       598
 Cost of
 Investments Sold..        --     1,525      35    18,729     1,139       644
                     ---------  -------  ------  --------  --------  --------
   Net Realized
   Gain (Loss) on
   Investments.....        --        43       2      (120)       58       (46)
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized (Loss)
 Gain Beginning of
 Year..............        --       (37)    --     17,539     1,004       --
 Unrealized (Loss)
 Gain End of Year..        --       --      (37)  (14,330)   17,539     1,004
                     ---------  -------  ------  --------  --------  --------
 Net Unrealized
 Gain (Loss) on
 Investments.......        --        37     (37)  (31,869)   16,535     1,004
                     ---------  -------  ------  --------  --------  --------
   Net Gain (Loss)
   on Investments..        --        80     (35)  (31,989)   16,593       958
 Increase
 (Decrease) in
 Assets Resulting
 from Operations...  $     --        79     (38)  (32,803)   16,493       920
                     =========  =======  ======  ========  ========  ========

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                    STATEMENT OF CHANGES IN NET ASSETS

                               Page 1 of 2

     For the Years ended December 31, 2000, 1999, and 1998, except for the Competitive Edge Best Ideas Division which is for the period from May 19, 1998
                  (inception) through December 31, 1998.

                        Money Market Division          High Yield Division               Equity Division
                       -------------------------- -------------------------------  -----------------------------
                         2000     1999     1998     2000       1999       1998       2000       1999      1998
                       --------  -------  ------- ---------  ---------  ---------  ---------  ---------  -------
Operations:
 Net Investment
 Income (Expense)....  $  9,978    6,425    5,904    15,924     18,978     21,093    169,519     11,799     (765)
 Net Realized (Loss)
 Gain on
 Investments.........       --       --       --    (10,093)   (21,570)    (2,686)    57,086     97,235   78,188
 Net Unrealized
 (Loss) Gain on
 Investments.........       --       --       --    (39,307)     2,776    (31,231)  (431,520)   293,810   56,930
                       --------  -------  ------- ---------  ---------  ---------  ---------  ---------  -------
   Increase
   (Decrease) in Net
   Assets Resulting
   from Operations...     9,978    6,425    5,904   (33,476)       184    (12,824)  (204,915)   402,844  134,353
   Net Deposits into
   (Withdrawals from)
   Separate Account..     9,654   42,319   29,356    (2,359)   (81,792)    32,111    380,061    220,956   35,309
                       --------  -------  ------- ---------  ---------  ---------  ---------  ---------  -------
     Increase
     (Decrease) in
     Net Assets......    19,632   48,744   35,260   (35,835)   (81,608)    19,287    175,146    623,800  169,662
Net Assets, Beginning
of Year..............   199,611  150,867  115,607   106,312    187,920    168,633  1,237,768    613,968  444,306
                       --------  -------  ------- ---------  ---------  ---------  ---------  ---------  -------
Net Assets, End of
Year.................  $219,243  199,611  150,867    70,477    106,312    187,920  1,412,914  1,237,768  613,968
                       ========  =======  ======= =========  =========  =========  =========  =========  =======
                         Quality Income Plus
                               Division             Dividend Growth Division           Utilities Division
                       -------------------------- -------------------------------  -----------------------------
                         2000     1999     1998     2000       1999       1998       2000       1999      1998
                       --------  -------  ------- ---------  ---------  ---------  ---------  ---------  -------
Operations:
 Net Investment
 Income (Expense)....  $  3,650    3,076    2,367    43,882     17,454     12,818      1,408        946      969
 Net Realized (Loss)
 Gain on
 Investments.........      (247)    (177)     149   170,709    232,993    152,717      5,935      4,299    5,165
 Net Unrealized Gain
 (Loss) on
 Investments.........     2,566   (5,740)     697  (165,893)  (300,431)    (4,732)    (6,301)     1,412    4,059
                       --------  -------  ------- ---------  ---------  ---------  ---------  ---------  -------
   Increase
   (Decrease) in Net
   Assets Resulting
   from Operations...     5,969   (2,841)   3,213    48,698    (49,984)   160,803      1,042      6,657   10,193
   Net Deposits into
   (Withdrawals from)
   Separate Account..     4,142    5,420   23,059   (56,515)   (51,192)    96,482     79,954       (322)  (1,350)
                       --------  -------  ------- ---------  ---------  ---------  ---------  ---------  -------
     Increase
     (Decrease) in
     Net Assets......    10,111    2,579   26,272    (7,817)  (101,176)   257,285     80,996      6,335    8,843
Net Assets, Beginning
of Year..............    56,653   54,074   27,802 1,337,461  1,438,637  1,181,352     61,118     54,783   45,940
                       --------  -------  ------- ---------  ---------  ---------  ---------  ---------  -------
Net Assets, End of
Year.................  $ 66,764   56,653   54,074 1,329,644  1,337,461  1,438,637    142,114     61,118   54,783
                       ========  =======  ======= =========  =========  =========  =========  =========  =======
                         Strategist Division
                       -------------------------
                        2000     1999    1998
                       -------- ------- --------
Operations:
 Net Investment
 Income (Expense)....    5,673    3,568   2,196
 Net Realized (Loss)
 Gain on
 Investments.........   39,456    6,725  14,932
 Net Unrealized
 (Loss) Gain on
 Investments.........  (44,057)  26,080  16,828
                       -------- ------- --------
   Increase
   (Decrease) in Net
   Assets Resulting
   from Operations...    1,072   36,373  33,956
   Net Deposits into
   (Withdrawals from)
   Separate Account..   35,037   84,920  31,816
                       -------- ------- --------
     Increase
     (Decrease) in
     Net Assets......   36,109  121,293  65,772
Net Assets, Beginning
of Year..............  302,880  181,587 115,815
                       -------- ------- --------
Net Assets, End of
Year.................  338,989  302,880 181,587
                       ======== ======= ========
                       Capital Growth Division
                       -------------------------
                        2000     1999    1998
                       -------- ------- --------
Operations:
 Net Investment
 Income (Expense)....   50,137    5,720  (2,082)
 Net Realized (Loss)
 Gain on
 Investments.........   21,817   39,095  22,877
 Net Unrealized Gain
 (Loss) on
 Investments.........  (72,344)  43,171  20,427
                       -------- ------- --------
   Increase
   (Decrease) in Net
   Assets Resulting
   from Operations...     (390)  87,986  41,222
   Net Deposits into
   (Withdrawals from)
   Separate Account..  110,259       76  14,267
                       -------- ------- --------
     Increase
     (Decrease) in
     Net Assets......  109,869   88,062  55,489
Net Assets, Beginning
of Year..............  358,738  270,676 215,187
                       -------- ------- --------
Net Assets, End of
Year.................  468,607  358,738 270,676
                       ======== ======= ========

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                    STATEMENT OF CHANGES IN NET ASSETS

                                Page 2 of 2

     For the Years ended December 31, 2000, 1999, and 1998, except for the
           Competitive Edge Best Ideas Division which is for the period from May 19, 1998 (inception) through December 31, 1998.

                                  European                  Pacific Growth            Global Dividend Growth
                                  Division                     Division                      Division
                          --------------------------- -----------------------------  --------------------------
                            2000      1999     1998     2000       1999      1998      2000     1999     1998
                          ---------  -------  ------- ---------  ---------  -------  --------  -------  -------
Operations:
 Net Investment
 (Expense) Income.......  $  (1,731)  (1,304)   1,288     7,430        370   21,482     1,718   13,469    5,375
 Net Realized Gain
 (Loss) on Investments..    123,806   70,274   42,814     4,951    (16,871) (40,802)   51,072   65,604   79,518
 Net Unrealized (Loss)
 Gain on Investments....   (167,977)  80,325   42,397  (483,362)   495,310  (18,096)  (88,059)  22,034   (9,928)
                          ---------  -------  ------- ---------  ---------  -------  --------  -------  -------
   (Decrease) Increase
   in Net Assets
   Resulting from
   Operations...........    (45,902) 149,295   86,499  (470,981)   478,809  (37,416)  (35,269) 101,107   74,965
   Net Deposits into
   (Withdrawals from)
   Separate Account.....    105,306   18,595   74,213   102,341    202,458  217,960   (91,101)   6,007    7,793
                          ---------  -------  ------- ---------  ---------  -------  --------  -------  -------
     Increase (Decrease)
     in Net Assets......     59,404  167,890  160,711  (368,640)   681,267  180,544  (126,370) 107,114   82,758
Net Assets, Beginning of
Year....................    698,725  530,835  370,124 1,310,308    629,041  448,497   838,278  731,164  648,406
                          ---------  -------  ------- ---------  ---------  -------  --------  -------  -------
Net Assets, End of Year.  $ 758,129  698,725  530,835   941,668  1,310,308  629,041   711,908  838,278  731,164
                          =========  =======  ======= =========  =========  =======  ========  =======  =======

                               Income Builder            Capital Appreciation         Competitive Edge Best
                                  Division                     Division                   Ideas Division
                          --------------------------- -----------------------------  --------------------------
                            2000      1999     1998     2000       1999      1998      2000     1999     1998
                          ---------  -------  ------- ---------  ---------  -------  --------  -------  -------
Operations:
 Net Investment Income
 (Expense)..............  $     331      137       32       --          (1)      (3)     (814)    (100)     (38)
 Net Realized (Loss)
 Gain on Investments....         (1)      81        1       --          43        2      (120)      58      (46)
 Net Unrealized (Loss)
 Gain on Investments....       (395)     269        4       --          37      (37)  (31,869)  16,535    1,004
                          ---------  -------  ------- ---------  ---------  -------  --------  -------  -------
   (Decrease) Increase
   in Net Assets
   Resulting from
   Operations...........        (65)     487       37       --          79      (38)  (32,803)  16,493      920
   Net (Withdrawals
   from) Deposits into
   Separate Account.....       (829)   6,391    1,419       --      (1,432)   1,391    93,857   75,652   17,958
                          ---------  -------  ------- ---------  ---------  -------  --------  -------  -------
     (Decrease) Increase
     in Net Assets......       (894)   6,878    1,456       --      (1,353)   1,353    61,054   92,145   18,878
Net Assets, Beginning of
Year....................      8,334    1,456      --        --       1,353      --    111,023   18,878      --
                          ---------  -------  ------- ---------  ---------  -------  --------  -------  -------
Net Assets, End of Year.  $   7,440    8,334    1,456       --         --     1,353   172,077  111,023   18,878
                          =========  =======  ======= =========  =========  =======  ========  =======  =======

              See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                       Notes to Financial Statements

                             December 31, 2000

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on December 1, 1995. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions, which invest exclusively in corresponding shares of a single fund of Morgan Stanley Dean Witter Variable Investment Series (Morgan Stanley Dean Witter), an open-end, diversified management investment company. These funds are the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, Capital Appreciation and Competitive Edge Best Ideas (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

  On January 6, 2000, Metropolitan Life Insurance Company (MetLife), headquartered in New York, purchased 100% of GenAmerica Financial Corporation (the Company) for $1.2 billion in cash. General American Life Insurance Company (General American) is a wholly owned subsidiary of GenAmerica Financial Corporation. Paragon Life Insurance Company is a wholly owned subsidiary of General American.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 Investments

  The Separate Account's investments in the Funds of Morgan Stanley Dean Witter are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and capital gain distributions are recorded on the ex-dividend date and are immediately reinvested.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                        PARAGON SEPARATE ACCOUNT B

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge, if any, is determined by the costs associated with distributing the policy and is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                        PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of Morgan Stanley Dean Witter Investment Shares

  For the years ended December 31, 2000, 1999, and 1998, except for the Competitive Edge Best Ideas Division which is for the period from May 19, 1998 (inception) through December 31, 1998.

                               Money Market             High Yield                Equity
                                 Division                Division                Division
                         ------------------------ ----------------------- -----------------------
                           2000    1999    1998    2000    1999    1998    2000    1999    1998
                         -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases............... $164,821 115,697  84,104  22,284  23,614  53,931 522,210 321,550 146,072
Sales................... $156,944  74,996  55,996  25,484 106,893  23,423 153,947 108,003 115,177
                         ======== ======= ======= ======= ======= ======= ======= ======= =======

                                Strategist          Quality Income Plus       Dividend Growth
                                 Division                Division                Division
                         ------------------------ ----------------------- -----------------------
                           2000    1999    1998    2000    1999    1998    2000    1999    1998
                         -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases............... $ 52,755 119,737  40,532   7,009   9,235  30,513 274,999 295,904 316,061
Sales................... $ 20,451  36,946   9,976   3,390   4,345   7,815 342,345 361,347 229,964
                         ======== ======= ======= ======= ======= ======= ======= ======= =======

                                Utilities             Capital Growth             European
                                 Division                Division                Division
                         ------------------------ ----------------------- -----------------------
                           2000    1999    1998    2000    1999    1998    2000    1999    1998
                         -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases............... $ 85,263  12,911  11,288 156,033  63,791  57,789 186,269 133,645 144,181
Sales................... $  6,121  13,788  13,062  49,336  66,476  45,333  87,508 120,363  74,099
                         ======== ======= ======= ======= ======= ======= ======= ======= =======

                              Pacific Growth      Global Dividend Growth      Income Builder
                                 Division                Division                Division
                         ------------------------ ----------------------- -----------------------
                           2000    1999    1998    2000    1999    1998    2000    1999    1998
                         -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases............... $231,821 343,005 275,498 123,261 205,685 168,043     464   7,745   1,428
Sales................... $140,115 149,242  61,430 220,794 207,136 165,949   1,360   1,372      12
                         ======== ======= ======= ======= ======= ======= ======= ======= =======

                           Capital Appreciation      Competitive Edge
                                 Division           Best Ideas Division
                         ------------------------ -----------------------
                           2000    1999    1998    2000    1999    1998
                         -------- ------- ------- ------- ------- -------
Purchases............... $    --      135   1,420 111,153  76,376  18,532
Sales................... $    --    1,568      37  18,609   1,197     598
                         ======== ======= ======= ======= ======= =======

        The purchases do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                        PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the year ended December 31, 2000, 1999, and 1998 except for the Competitive Edge Best Ideas Division which is for the period from May 19, 1998 (inception) through December 31, 1998.

                              Money Market              High Yield                Equity
                                Division                 Division                Division
                         ------------------------  ----------------------- ----------------------
                          2000    1999     1998     2000    1999     1998   2000    1999    1998
                         ------- -------  -------  ------  -------  ------ ------  ------  ------
Net Increase (Decrease)
in Units
 Deposits............... 134,849  98,447   75,146   3,406    3,199   7,099  6,524   4,956   3,257
 Withdrawals............ 127,158  62,582   48,733   3,579   13,920   2,879  1,850   1,693   2,493
                         ------- -------  -------  ------  -------  ------ ------  ------  ------
   Net Increase
   (Decrease) in Units..   7,691  35,865   26,413    (173) (10,721)  4,220  4,674   3,263     764
Outstanding Units,
Beginning of Year....... 167,157 131,292  104,879  14,710   25,431  21,211 14,843  11,580  10,816
                         ------- -------  -------  ------  -------  ------ ------  ------  ------
Outstanding Units, End
of Year................. 174,848 167,157  131,292  14,537   14,710  25,431 19,517  14,843  11,580
                         ======= =======  =======  ======  =======  ====== ======  ======  ======


                               Strategist           Quality Income Plus      Dividend Growth
                                Division                 Division                Division
                         ------------------------  ----------------------- ----------------------
                          2000    1999     1998     2000    1999     1998   2000    1999    1998
                         ------- -------  -------  ------  -------  ------ ------  ------  ------
Net Increase (Decrease)
in Units
 Deposits...............   2,218   5,541    2,306     545      727   2,394 11,061  10,692  12,475
 Withdrawals............     778   1,642      494     227      301     576 13,455  12,783   8,689
                         ------- -------  -------  ------  -------  ------ ------  ------  ------
   Net Increase
   (Decrease) in Units..   1,440   3,899    1,812     318      426   1,818 (2,394) (2,091)  3,786
 Outstanding Units,
 Beginning of Year......  12,895   8,996    7,184   4,498    4,072   2,254 51,032  53,123  49,337
                         ------- -------  -------  ------  -------  ------ ------  ------  ------
 Outstanding Units, End
 of Year................  14,335  12,895    8,996   4,816    4,498   4,072 48,638  51,032  53,123
                         ======= =======  =======  ======  =======  ====== ======  ======  ======

                                Utilities             Capital Growth             European
                                Division                 Division                Division
                         ------------------------  ----------------------- ----------------------
                          2000    1999     1998     2000    1999     1998   2000    1999    1998
                         ------- -------  -------  ------  -------  ------ ------  ------  ------
Net Increase (Decrease)
in Units
 Deposits...............   3,031     507      511   4,743    2,442   2,633  4,694   4,047   4,841
 Withdrawals............     192     511      574   1,391    2,409   1,989  2,080   3,579   2,433
                         ------- -------  -------  ------  -------  ------ ------  ------  ------
   Net Increase
   (Decrease) in Units..   2,839      (4)     (63)  3,352       33     644  2,614     468   2,408
Outstanding Units,
Beginning of Year.......   2,220   2,224    2,287  11,094   11,061  10,417 17,184  16,716  14,308
                         ------- -------  -------  ------  -------  ------ ------  ------  ------
Outstanding Units, End
of Year.................   5,059   2,220    2,224  14,446   11,094  11,061 19,798  17,184  16,716
                         ======= =======  =======  ======  =======  ====== ======  ======  ======

                           PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity--(continued)

                                                    Global Dividend
                             Pacific Growth              Growth         Income Builder
                                Division                Division           Division
                         ------------------------ --------------------- ---------------
                          2000    1999     1998    2000    1999   1998  2000  1999 1998
                         ------- -------  ------- ------  ------ ------ ----  ---- ----
Net Increase (Decrease)
 in Units
 Deposits...............  30,135  51,786   54,035  7,015  11,537 10,749  38   637  122
 Withdrawals............  16,916  21,241   11,602 12,304  11,164 10,200 104   105    1
                         ------- -------  ------- ------  ------ ------ ---   ---  ---
   Net Increase
    (Decrease) in Units.  13,219  30,545   42,433 (5,289)    373    549 (66)  532  121
Outstanding Units,
 Beginning of Year...... 146,004 115,459   73,026 43,814  43,441 42,892 653   121  --
                         ------- -------  ------- ------  ------ ------ ---   ---  ---
Outstanding Units, End
 of Year................ 159,223 146,004  115,459 38,525  43,814 43,441 587   653  121
                         ======= =======  ======= ======  ====== ====== ===   ===  ===

                          Capital Appreciation      Competitive Edge
                                Division          Best Ideas Division
                         ------------------------ ---------------------
                          2000    1999     1998    2000    1999   1998
                         ------- -------  ------- ------  ------ ------
Net Increase (Decrease)
 in Units
 Deposits...............     --       12      134  9,684   7,174  1,998
 Withdrawals............     --      143        3  1,612      77     66
                         ------- -------  ------- ------  ------ ------
   Net (Decrease)
    Increase in Units...     --     (131)     131  8,072   7,097  1,932
Outstanding Units,
 Beginning of Year......     --      131      --   9,029   1,932    --
                         ------- -------  ------- ------  ------ ------
Outstanding Units, End
 of Year................     --      --       131 17,101   9,029  1,932
                         ======= =======  ======= ======  ====== ======

                        PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account

Deposits into the Separate Account purchase shares of Morgan Stanley Dean Witter Variable Investment Series. Net deposits represent the amounts available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 2000, 1999, and 1998 except for the Competitive Edge Best Ideas Division which is for the period May 19, 1998 (inception) through December 31, 1998.

                          Money Market                  High Yield                    Equity
                            Division                     Division                    Division
                    --------------------------  ----------------------------  -------------------------
                      2000     1999     1998      2000      1999      1998     2000     1999     1998
                    --------  -------  -------  --------  --------  --------  -------  -------  -------
Total Gross
Deposits........... $325,468  262,361  191,717    48,276    49,461    72,480  576,226  344,900  238,128
Surrenders and
Withdrawals........  (42,575) (20,370)  (4,672)      --    (16,259)  (10,809) (74,671) (72,508) (43,978)
Transfers Between
Funds and General
Account............   (1,326)  18,409   13,902   (18,730)  (84,319)     (276) 191,553  134,820  (37,101)
                    --------  -------  -------  --------  --------  --------  -------  -------  -------
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers.......  281,567  260,400  200,947    29,546   (51,117)   61,395  693,108  407,212  157,049
Deductions:
 Premium Expense
 Charges...........    7,326    5,866    4,292     1,087     1,106     1,623   12,970    7,713    5,331
 Policy Contract
 Charges...........  264,587  212,215  167,299    30,818    29,569    27,661  300,077  178,543  116,409
                    --------  -------  -------  --------  --------  --------  -------  -------  -------
   Total
   Deductions......  271,913  218,081  171,591    31,905    30,675    29,284  313,047  186,256  121,740
                    --------  -------  -------  --------  --------  --------  -------  -------  -------
Net Deposits into
(Withdrawals from)
the Separate
Account............ $  9,654   42,319   29,356    (2,359)  (81,792)   32,111  380,061  220,956   35,309
                    ========  =======  =======  ========  ========  ========  =======  =======  =======
                          Strategist
                           Division
                    --------------------------
                     2000     1999     1998
                    -------- -------- --------
Total Gross
Deposits...........  75,004   60,509  110,145
Surrenders and
Withdrawals........  (2,821) (24,367)  (2,953)
Transfers Between
Funds and General
Account............   2,809   75,810   (3,566)
                    -------- -------- --------
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers.......  74,992  111,952  103,626
Deductions:
 Premium Expense
 Charges...........   1,688    1,352    2,466
 Policy Contract
 Charges...........  38,267   25,680   69,344
                    -------- -------- --------
   Total
   Deductions......  39,955   27,032   71,810
                    -------- -------- --------
Net Deposits into
(Withdrawals from)
the Separate
Account............  35,037   84,920   31,816
                    ======== ======== ========

                      Quality Income Plus            Dividend Growth                 Utilities
                            Division                     Division                    Division
                    --------------------------  ----------------------------  -------------------------
                      2000     1999     1998      2000      1999      1998     2000     1999     1998
                    --------  -------  -------  --------  --------  --------  -------  -------  -------
Total Gross
Deposits........... $ 17,483   15,842   14,325   624,925   697,226   615,565   36,724   23,012   19,568
Surrenders and
Withdrawals........      --      (457)  (1,743)  (95,592) (198,294) (131,059)     --    (4,054)  (2,300)
Transfers Between
Funds and General
Account............      (26)   1,239   17,741  (207,194) (149,446)  (57,102)  62,178   (6,064)  (6,116)
                    --------  -------  -------  --------  --------  --------  -------  -------  -------
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers.......   17,457   16,624   30,323   322,139   349,486   427,404   98,902   12,894   11,152
Deductions:
 Premium Expense
 Charges...........      394      353      321    14,065    15,591    13,780      827      515      438
 Policy Contract
 Charges...........   12,921   10,851    6,943   364,589   385,087   317,142   18,121   12,701   12,064
                    --------  -------  -------  --------  --------  --------  -------  -------  -------
   Total
   Deductions......   13,315   11,204    7,264   378,654   400,678   330,922   18,948   13,216   12,502
                    --------  -------  -------  --------  --------  --------  -------  -------  -------
Net Deposits into
(Withdrawals from)
the Separate
Account............ $  4,142    5,420   23,059   (56,515)  (51,192)   96,482   79,954     (322)  (1,350)
                    ========  =======  =======  ========  ========  ========  =======  =======  =======
                        Capital Growth
                           Division
                    --------------------------
                     2000     1999     1998
                    -------- -------- --------
Total Gross
Deposits........... 215,069  129,107  108,976
Surrenders and
Withdrawals........ (24,309) (47,645)  (3,599)
Transfers Between
Funds and General
Account............  28,139  (10,692) (34,994)
                    -------- -------- --------
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers....... 218,899   70,770   70,383
Deductions:
 Premium Expense
 Charges...........   4,841    2,884    2,440
 Policy Contract
 Charges........... 103,799   67,810   53,676
                    -------- -------- --------
   Total
   Deductions...... 108,640   70,694   56,116
                    -------- -------- --------
Net Deposits into
(Withdrawals from)
the Separate
Account............ 110,259       76   14,267
                    ======== ======== ========

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account--(continued)

Deposits into the Separate Account purchase shares of Morgan Stanley Dean Witter Variable Investment Series. Net deposits represent the amounts available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 2000, 1999, and 1998 except for the Competitive Edge Best Ideas Division which is for the period May 19, 1998 (inception) through December 31, 1998.

                                 European                Pacific Growth          Global Dividend Growth
                                 Division                   Division                    Division
                         --------------------------  -------------------------  ---------------------------
                           2000     1999     1998     2000     1999     1998      2000      1999     1998
                         --------  -------  -------  -------  -------  -------  --------  --------  -------
Total Gross Deposits.... $261,984  218,919  189,749  457,900  443,724  410,061   336,256   374,607  347,530
Surrenders and
Withdrawals.............  (42,079) (71,216) (30,281) (35,747) (80,016) (23,248)  (49,072) (60, 354) (63,645)
Transfers Between Funds
and General Account.....   36,466  (18,062)   8,469  (52,878)  70,600  (15,033) (160,858)  (97,007) (83,766)
                         --------  -------  -------  -------  -------  -------  --------  --------  -------
   Total net Deposits,
   Surrenders,
   Withdrawals, and
   Transfers............  256,371  129,641  167,937  369,275  434,308  371,780   126,326   217,246  200,119
Deductions:
 Premium Expense
 Charges................    5,897    4,896    4,248   10,306    9,920    9,179     7,568     8,378    7,780
 Policy Contract
 Charges................  145,168  106,150   89,476  256,628  221,930  144,641   209,859   202,861  184,546
                         --------  -------  -------  -------  -------  -------  --------  --------  -------
   Total Deductions.....  151,065  111,046   93,724  266,934  231,850  153,820   217,427   211,239  192,326
                         --------  -------  -------  -------  -------  -------  --------  --------  -------
Net Deposits into
(Withdrawals from) the
Separate Account........ $105,306   18,595   74,213  102,341  202,458  217,960   (91,101)    6,007    7,793
                         ========  =======  =======  =======  =======  =======  ========  ========  =======

                              Income Builder          Capital Appreciation        Comp. Edge Best Ideas
                                 Division                   Division                    Division
                         --------------------------  -------------------------  ---------------------------
                           2000     1999     1998     2000     1999     1998      2000      1999     1998
                         --------  -------  -------  -------  -------  -------  --------  --------  -------
Total Gross Deposits.... $  2,214      834      263      --       345    1,382   136,547    90,238    2,108
Surrenders and
Withdrawals.............     (957)     --       --       --       --       --    (14,609)     (193)     --
Transfers Between Funds
and General Account.....      --     5,877    1,265      --    (1,549)     520    22,446     9,066   17,576
                         --------  -------  -------  -------  -------  -------  --------  --------  -------
   Total net Deposits,
   Surrenders,
   Withdrawals, and
   Transfers............    1,257    6,711    1,528      --    (1,204)   1,902   144,384    99,111   19,684
Deductions:
 Premium Expense
 Charges................       50       18        6      --         8       31     3,073     2,018       47
 Policy Contract
 Charges................    2,036      302      103      --       220      480    47,454    21,441    1,679
                         --------  -------  -------  -------  -------  -------  --------  --------  -------
   Total Deductions.....    2,086      320      109      --       228      511    50,527    23,459    1,726
                         --------  -------  -------  -------  -------  -------  --------  --------  -------
Net (Withdrawals from)
Deposits into the
Separate Account........ $   (829)   6,391    1,419      --    (1,432)   1,391    93,857    75,652   17,958
                         ========  =======  =======  =======  =======  =======  ========  ========  =======

                        PARAGON SEPARATE ACCOUNT B

                          SCHEDULE OF INVESTMENTS

                   For the year ended December 31, 2000

                                                 Number
                                                   of      Market
                                                 Shares    Value       Cost
                                                 ------- ---------- ----------
Morgan Stanley Dean Witter Variable Investment
 Series:
  Money Market Division......................... 219,410 $  219,410 $  219,410
  High Yield Division...........................  29,025     70,532    143,276
  Equity Division...............................  35,643  1,413,967  1,421,408
  Strategist Division...........................  20,363    339,244    330,518
  Quality Income Plus Division..................   6,538     66,814     68,949
  Dividend Growth Division......................  91,767  1,330,624  1,567,212
  Utilities Division............................   6,560    142,218    134,120
  Capital Growth Division.......................  23,377    468,948    452,129
  European Growth Division......................  29,905    758,684    748,072
  Pacific Growth Division....................... 169,497    942,405  1,186,170
  Global Dividend Growth Division...............  55,965    712,431    738,180
  Income Builder................................     686      7,445      7,567
  Capital Appreciation..........................     --         --         --
  Competitive Edge Best Ideas...................  16,916    172,206    186,536

              See Accompanying Independent Auditors' Report.

                                   APPENDIX A

                Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .642%, (representing the average of the fees incurred by the Portfolios in which the Divisions invest the actual investment advisory fee is shown in the Fund prospectus), and a .52% charge that is an estimate of the Portfolios' expenses based on the average of the actual expenses incurred in fiscal year 2000. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.594%, 4.406%, 10.406%, respectively. No expense reimbursement arrangement exists between the Company and the Fund.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                  1.594%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,093           $500,000           $ 4,953           $500,000
  2          12,630             5,983            500,000             9,742            500,000
  3          19,423             8,627            500,000            14,407            500,000
  4          26,555            11,019            500,000            18,891            500,000
  5          34,045            13,133            500,000            23,194            500,000
  6          41,908            14,952            500,000            27,322            500,000
  7          50,165            16,445            500,000            31,283            500,000
  8          58,834            17,571            500,000            35,020            500,000
  9          67,937            18,294            500,000            38,596            500,000
 10          77,496            18,583            500,000            41,958            500,000
 11          87,532            18,430            500,000            45,057            500,000
 12          98,070            17,802            500,000            47,954            500,000
 13         109,134            16,693            500,000            50,600            500,000
 14         120,752            15,073            500,000            52,946            500,000
 15         132,951            12,888            500,000            54,994            500,000
 16         145,760            10,074            500,000            56,753            500,000
 17         159,209             6,517            500,000            58,171            500,000
 18         173,331             2,080            500,000            59,200            500,000
 19         188,159                 0                  0            59,845            500,000
 20         203,728                 0                  0            60,052            500,000
 25         294,060                 0                  0            51,792            500,000
 30         409,348                 0                  0            15,599            500,000

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.406%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,194           $500,000           $  5,115           $500,000
  2          12,630             6,371            500,000             10,368            500,000
  3          19,423             9,485            500,000             15,804            500,000
  4          26,555            12,522            500,000             21,372            500,000
  5          34,045            15,452            500,000             27,076            500,000
  6          41,908            18,249            500,000             32,926            500,000
  7          50,165            20,874            500,000             38,937            500,000
  8          58,834            23,274            500,000             45,057            500,000
  9          67,937            25,401            500,000             51,351            500,000
 10          77,496            27,207            500,000             57,778            500,000
 11          87,532            28,667            500,000             64,294            500,000
 12          98,070            29,729            500,000             70,964            500,000
 13         109,134            30,367            500,000             77,747            500,000
 14         120,752            30,529            500,000             84,605            500,000
 15         132,951            30,134            500,000             91,546            500,000
 16         145,760            29,090            500,000             98,587            500,000
 17         159,209            27,248            500,000            105,688            500,000
 18         173,331            24,430            500,000            112,816            500,000
 19         188,159            20,437            500,000            119,985            500,000
 20         203,728            15,059            500,000            127,159            500,000
 25         294,060                 0                  0            161,310            500,000
 30         409,348                 0                  0            184,446            500,000

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.406%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,293           $500,000           $  5,274           $500,000
  2          12,630             6,768            500,000             11,007            500,000
  3          19,423            10,397            500,000             17,288            500,000
  4          26,555            14,189            500,000             24,115            500,000
  5          34,045            18,133            500,000             31,545            500,000
  6          41,908            22,229            500,000             39,644            500,000
  7          50,165            26,461            500,000             48,496            500,000
  8          58,834            30,804            500,000             58,122            500,000
  9          67,937            35,234            500,000             68,671            500,000
 10          77,496            39,736            500,000             80,192            500,000
 11          87,532            44,314            500,000             92,748            500,000
 12          98,070            48,952            500,000            106,516            500,000
 13         109,134            53,661            500,000            121,589            500,000
 14         120,752            58,431            500,000            138,082            500,000
 15         132,951            63,231            500,000            156,167            500,000
 16         145,760            68,020            500,000            176,049            500,000
 17         159,209            72,713            500,000            197,913            500,000
 18         173,331            77,199            500,000            221,978            500,000
 19         188,159            81,356            500,000            248,541            500,000
 20         203,728            85,059            500,000            277,902            500,000
 25         294,060            92,563            500,000            481,161            558,146
 30         409,348            53,593            500,000            816,208            873,342

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)


                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                   1.594%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,897           $508,897           $ 10,763           $510,763
  2          25,261            17,481            517,481             21,260            521,260
  3          38,846            25,709            525,709             31,531            531,531
  4          53,111            33,576            533,576             41,519            541,519
  5          68,090            41,056            541,056             51,224            551,224
  6          83,817            48,134            548,134             60,651            560,651
  7         100,330            54,779            554,779             69,808            569,808
  8         117,669            60,951            560,951             78,637            578,637
  9         135,875            66,616            566,616             87,200            587,200
 10         154,992            71,747            571,747             95,443            595,443
 11         175,064            76,341            576,341            103,313            603,313
 12         196,140            80,371            580,371            110,873            610,873
 13         218,269            83,839            583,839            118,071            618,071
 14         241,505            86,725            586,725            124,852            624,852
 15         265,903            88,986            588,986            131,218            631,218
 16         291,521            90,571            590,571            137,181            637,181
 17         318,419            91,385            591,385            142,681            642,681
 18         346,663            91,316            591,316            147,669            647,669
 19         376,319            90,253            590,253            152,150            652,150
 20         407,457            88,100            588,100            156,070            656,070
 25         588,120            59,292            559,292            164,475            664,475
 30         818,697                 0                  0            143,188            643,188

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.406%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,187           $509,187           $ 11,114           $511,114
  2          25,261             18,603            518,603             22,621            522,621
  3          38,846             28,207            528,207             34,574            534,574
  4          53,111             37,997            537,997             46,931            546,931
  5          68,090             47,948            547,948             59,704            559,704
  6          83,817             58,046            558,046             72,912            572,912
  7         100,330             68,258            568,258             86,580            586,580
  8         117,669             78,541            578,541            100,660            600,660
  9         135,875             88,856            588,856            115,233            615,233
 10         154,992             99,168            599,168            130,258            630,258
 11         175,064            109,463            609,463            145,696            645,696
 12         196,140            119,706            619,706            161,624            661,624
 13         218,269            129,887            629,887            178,004            678,004
 14         241,505            139,973            639,973            194,795            694,795
 15         265,903            149,906            649,906            212,008            712,008
 16         291,521            159,617            659,617            229,669            729,669
 17         318,419            168,987            668,987            247,730            747,730
 18         346,663            177,872            677,872            266,147            766,147
 19         376,319            186,124            686,124            284,938            784,938
 20         407,457            193,598            693,598            304,050            804,050
 25         588,120            215,545            715,545            401,654            901,654
 30         818,697            191,739            691,739            489,495            989,495

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
                                                     PREMIUM TAX: 2.25%

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                           ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                             10.406%)
                        ---------------------------------------------------------------
                              GUARANTEED*                       CURRENT**
                        -----------------------------    ------------------------------
           PREM           CASH            DEATH             CASH            DEATH
 YR      at 5.00%         VALUE          BENEFIT           VALUE           BENEFIT
 ---     --------       ---------       ----------       ----------       ----------
  1      $ 12,322       $   9,473       $  509,473       $   11,460       $  511,460
  2        25,261          19,749          519,749           24,011          524,011
  3        38,846          30,862          530,862           37,806          537,806
  4        53,111          42,886          542,886           52,911          552,911
  5        68,090          55,884          555,884           69,455          569,455
  6        83,817          69,932          569,932           87,589          587,589
  7       100,330          85,102          585,102          107,483          607,483
  8       117,669         101,460          601,460          129,253          629,253
  9       135,875         119,087          619,087          153,157          653,157
 10       154,992         138,076          638,076          179,352          679,352
 11       175,064         158,557          658,557          208,016          708,016
 12       196,140         180,647          680,647          239,468          739,468
 13       218,269         204,509          704,509          273,936          773,936
 14       241,505         230,294          730,294          311,670          811,670
 15       265,903         258,148          758,148          353,005          853,005
 16       291,521         288,222          788,222          398,321          898,321
 17       318,419         320,636          820,636          447,965          947,965
 18       346,663         355,500          855,500          502,325        1,002,325
 19       376,319         392,940          892,940          561,890        1,061,890
 20       407,457         433,103          933,103          627,136        1,127,136
 25       588,120         683,122        1,183,122        1,058,007        1,558,007
 30       818,697       1,035,341        1,535,341        1,727,148        2,227,148

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                                        Putnam Variable Trust
            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 2001

                                                                       50455 Com

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each Division of the Separate Account will invest solely in a corresponding Class IA investment portfolio of Putnam Variable Trust:

             FUND                                    FUND
-----------------------------------------------------------------------------
  Putnam VT Asia Pacific
   Growth Fund                 Putnam VT International Growth and Income Fund
  Putnam VT Diversified
   Income Fund                 Putnam VT International New Opportunities Fund
  Putnam VT Global Asset
   Allocation Fund             Putnam VT Money Market Fund
  Putnam VT Global Growth
   Fund                        Putnam VT New Opportunities Fund
  Putnam VT Growth and Income
   Fund                        Putnam VT Income Fund
  Putnam VT High Yield Fund    Putnam VT Utilities Growth and Income Fund
  Putnam VT International
   Growth Fund                 Putnam VT Voyager Fund

                The date of this Prospectus is May 1, 2001.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, The Separate Account and The Funds..........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  14
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  24
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits.
Charges and Deductions...................................................  29
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  32
Distribution of the Policies.............................................  36
General Provisions of the Group Contract.................................  36
Federal Tax Matters......................................................  37
Safekeeping of the Separate Account's Assets.............................  40
Voting Rights............................................................  40
State Regulation of the Company..........................................  41
Management of the Company................................................  42
Legal Matters............................................................  43
Legal Proceedings........................................................  43
Experts..................................................................  43
Additional Information...................................................  43
Definitions..............................................................  44
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employer sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company, The Separate Account and The Fund" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% from all premiums paid to cover state premium taxes. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on (1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and (2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy.

   These fees and expenses are shown as a percentage of net assets for the year ended December 31, 2000. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                                                        Total
                                                   Management  Other    Annual
                          Fund                        Fees    Expenses Expenses
      Putnam VT Asia Pacific Growth Fund..........    0.80%     0.27%    1.07%
      Putnam VT Diversified Income Fund...........    0.68%     0.10%    0.78%
      Putnam VT Global Asset Allocation Fund......    0.65%     0.14%    0.79%
      Putnam VT Global Growth Fund................    0.66%     0.10%    0.76%
      Putnam VT Growth and Income Fund............    0.46%     0.04%    0.50%
      Putnam VT High Yield Fund...................    0.66%     0.08%    0.74%
      Putnam VT International Growth Fund.........    0.76%     0.18%    0.94%
      Putnam VT International Growth and Income
       Fund.......................................    0.80%     0.17%    0.97%
      Putnam VT International New Opportunities
       Fund.......................................    1.00%     0.21%    1.21%
      Putnam VT Money Market Fund.................    0.42%     0.08%    0.50%
      Putnam VT New Opportunities Fund............    0.52%     0.05%    0.57%
      Putnam VT Income Fund.......................    0.61%     0.06%    0.67%
      Putnam VT Utilities Growth and Income Fund..    0.65%     0.07%    0.72%
      Putnam VT Voyager Fund......................    0.51%     0.05%    0.56%

  The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 2000, we had assets of $403 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies we issue.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

Putnam Variable Trust

The Separate Account invests shares of Putnam Variable Trust (each, a "Fund"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust.The assets of the Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio.

The following summarizes the investment policies of each Fund:

 .Putnam VT Asia Pacific Growth Fund

Seeks capital appreciation by investing mainly in common stocks of Asian or Pacific Basin companies.

 .Putnam VT Diversified Income Fund

Seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital by investing in three fixed-income sectors: U.S. government and other investment-grade, high yield (below investment grade) and international. Under normal market conditions, Putnam Management invests 15%-65% of the fund's net assets in these three sectors.

 .Putnam VT Global Asset Allocation Fund

Seeks a high level of long-term total return consistent with preservation of capital by investing in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers.

 .Putnam VT Global Growth Fund

Seeks capital appreciation by investing mainly in common stocks of companies worldwide.

 .Putnam VT Growth and Income Fund

Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.

 .Putnam VT High Yield Fund

Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The Fund invests mainly in U.S. corporate bonds rated below investment grade (junk bonds) and that have intermediate to long-term maturities (three years or longer.)

 .Putnam VT International Growth Fund

Seeks capital appreciation by investing mainly in common stocks of companies outside the United States.

 .Putnam VT International Growth and Income Fund

Seeks capital growth by investing mainly in common stocks of companies outside the United States. Current income is a secondary objective.

 .Putnam VT International New Opportunities Fund

Seeks long-term capital appreciation by investing mainly in common stocks of companies outside the United States.

 .Putnam VT Money Market Fund

Seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

 .Putnam VT New Opportunities Fund

Seeks long-term capital appreciation by investing mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

 .Putnam VT Income Fund

Seeks high current income consistent with what Putnam Management believes to be prudent risk.

 .Putnam VT Utilities Growth and Income Fund (Utilities Fund)

Seeks capital growth and current income by investing mainly in a combination of bonds and U.S. value stocks of companies in the public utilities industries, with a significant focus on value stocks.

 .Putnam VT Voyager Fund

Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on growth stocks.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of others policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year.

The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1)as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General

Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  .  (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.)

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

      Eligible                                                  First Subsequent
      Employees                                                 Year    Years
      ---------                                                 ----- ----------
      250-499.................................................. $5.00   $2.50
      500-999.................................................. $4.75   $2.25
      1000+.................................................... $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1)with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.


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

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the
Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Maturity Date Endorsement. Provides a change in the maturity date to be the date of death of the Insured, provided the Policy remains in force to that date with Sufficient Cash Surrender Value. The guaranteed cost of insurance rate for the last Policy Year in the Policy shall apply for all later Policy Years. (See Federal Tax Matters.)

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York Insurance Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers.

Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years. In addition, compensation may be paid to representatives of MetLife for referrals.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Extension of Maturity Date. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the

Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

          Name              Principal Occupation(s) During Past Five Years/1/
          ----              -------------------------------------------------
 Executive Officers/2/

 Anthony F. Trani/3/     President and Chief Executive Officer since August
                         2000. Formerly Vice President--Institutional Markets,
                         Metropolitan Life Insurance Company June 1998--August
                         2000. Chief Marketing Officer--Institutional Markets,
                         Metropolitan Life Insurance Company May 1996--June
                         1998.

 Craig K. Nordyke/3/     Executive Vice President and Chief Actuary since
                         November 1996. Vice President and Chief Actuary August
                         1990--November 1996.

 Matthew K. Duffy        Vice President and Chief Financial Officer since June
                         1996. Formerly Director of Accounting, Prudential
                         Insurance Company of America, March 1987--June 1996.

 Matthew P. McCauley/3/  Vice President and General Counsel since 1984.
                         Secretary since August 1981. Vice President and
                         Associate General Counsel, General American since
                         December, 1995.

 John R. Tremmel         Vice President--Operations and System Development
                         since January 1999. Formerly Chief Operating Officer,
                         ISP Alliance, April 1998--December 1998. Vice
                         President and General Manager of National Operations
                         Centers, Norell Corporation, January 1995--March 1998.

 Michael J. McDermott/3/ Vice President--Sales since January 2001. Formerly
                         Vice President--Institutional Markets, Metropolitan
                         Life Insurance Company June 1998--January 2001.
                         Regional Vice President--Institutional Markets,
                         Metropolitan Life Insurance Company, May 1996--June
                         1998.

 Directors/4/

 Nicholas D. Latrenta    Senior Vice President--Institutional Business
                         Operations since October 1, 2000. Formerly Senior Vice
                         President International Operations March 1999--October
                         2000. Senior Vice President--Institutional Business
                         May 1997--March 1999. Vice President--Institutional
                         Business May 1996--May 1997.

 Roy C. Albertalli       Chief Counsel--Institutional Business Operations since
                         June 2000. Formerly Vice President and Associate
                         General Counsel--Institutional Business Operations May
                         1996--June 2000.

 Eugene Marks, Jr.       Senior Vice President--Institutional Business
                         Operations since January 1998. Formerly Vice
                         President--Institutional Business Operations November
                         1990--January 1998.

 Stanley J. Talbi        Senior Vice President and Chief Actuary--Corporate
                         Actuarial and Corporate Risk Management since July
                         2000. Formerly Senior Vice President and Chief
                         Financial Officer--Institutional Business Operations
                         January 1997--July 2000. Vice President and Senior
                         Actuary--Group and Individual Retirement and Savings
                         Business Operations January 1993--January 1997.

 Michael W. Witwer       Vice President--Life Products since March 1995.
                         Formerly Regional Vice President-- North Central
                         Region May 1992--February 1995.

--------

/1 /All positions listed are with the Company unless otherwise indicated.

/2 /The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood Boulevard, St. Louis, MO 63105; except Matthew P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.

/3 /Indicates Executive Officers who are also Directors.

/4 /All positions listed for Directors are with Metropolitan Life Insurance
   Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer--Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements as of and for the year ended December 31, 2000 of the Company and the Separate Account included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Company as of and for the two-years ended December 31, 1999 and the Separate Account for the two-years ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving and the day before Christmas when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                       INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company (the "Company") as of December 31, 2000 (Successor Company balance sheet), and the related statements of operations and comprehensive income
(loss), stockholder's equity, and cash flows for the year ended December 31, 2000 (Successor Company operations). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the years ended December 31, 1999 and 1998 (Predecessor Company operations) were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on those statements.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2000 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

  As more fully discussed in Note 1 to the financial statements, the Predecessor Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

Deloitte & Touche LLP

St. Louis, Missouri

March 7, 2001

[KPMG LOGO]

                          Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company as of December 31, 1999 and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

  /s/ KPMG

March 10, 2000



            KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 2000 and 1999

               (in thousands of dollars, except share data)

                                                                  Predecessor's
                                                                      Basis
                                                         -------- -------------
                                                           2000       1999
                                                         -------- -------------
                         Assets
Fixed maturities, available for sale.................... $ 84,006   $ 81,421
Policy loans............................................   20,067     16,954
Cash and cash equivalents...............................   10,018     10,591
                                                         --------   --------
    Total cash and invested assets......................  114,091    108,966
                                                         --------   --------
Reinsurance recoverables................................    1,649      1,314
Deposits relating to reinsured policyholder account
 balances...............................................    7,236      7,020
Accrued investment income...............................    2,004      1,853
Deferred policy acquisition costs.......................    4,836     24,357
Value of business acquired..............................   25,995        --
Goodwill................................................    3,361        --
Fixed assets and leasehold improvements, net............    2,208      1,031
Other assets............................................      578        262
Separate account assets.................................  241,423    255,190
                                                         --------   --------
    Total assets........................................ $403,381   $399,993
                                                         ========   ========
          Liabilities and Stockholder's Equity
Policyholder account balances........................... $107,266   $101,665
Policy and contract claims..............................    1,571      1,691
Federal income taxes payable............................      583      1,007
Other liabilities and accrued expenses..................    3,082      3,734
Payable to affiliates...................................    2,917      3,803
Due to separate account.................................      202        192
Deferred tax liability..................................    6,266      3,070
Separate account liabilities............................  241,423    255,126
                                                         --------   --------
    Total liabilities...................................  363,310    370,288
                                                         --------   --------
Stockholder's equity:
  Common stock, par value $150; 100,000 shares
   authorized;
   20,500 shares issued and outstanding.................    3,075      2,050
  Additional paid-in capital............................   33,123     17,950
  Accumulated other comprehensive income (loss).........      869     (2,748)
  Retained earnings.....................................    3,004     12,453
                                                         --------   --------
    Total stockholder's equity..........................   40,071     29,705
                                                         --------   --------
    Total liabilities and stockholder's equity.......... $403,381   $399,993
                                                         ========   ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

         Statements of Operations and Comprehensive Income (Loss)

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                           Predecessor's Basis
                                                           --------------------
                                                   2000      1999       1998
                                                  -------  ---------  ---------
Revenues:
  Policy contract charges........................ $22,809    $24,577    $20,437
  Net investment income..........................   8,748      7,726      6,983
  Commissions and expense allowances on
   reinsurance ceded.............................     190        292        124
  Net realized investment (losses) gains.........  (1,027)        57         53
                                                  -------  ---------  ---------
    Total revenues...............................  30,720     32,652     27,597
                                                  =======  =========  =========
Benefits and expenses:
  Policy benefits................................   4,742      4,616      4,774
  Interest credited to policyholder account
   balances......................................   5,743      5,524      5,228
  Commissions, net of capitalized costs..........     381        445        167
  General and administration expenses, net of
   capitalized costs.............................  12,787     16,181      9,511
  Amortization of deferred policy acquisition
   costs.........................................     --       1,631      1,150
  Amortization of value of business..............   2,092        --         --
  Amortization of goodwill.......................     177        --         --
                                                  -------  ---------  ---------
    Total benefits and expenses..................  25,922     28,397     20,830
                                                  =======  =========  =========
    Income before federal income tax expense.....   4,798      4,255      6,766
Federal income taxes.............................   1,703      1,499      2,368
                                                  -------  ---------  ---------
Net income.......................................   3,095      2,756      4,398
Other comprehensive income (loss)................   3,617     (5,557)       851
                                                  -------  ---------  ---------
Comprehensive income (loss)...................... $ 6,712  $  (2,801) $   5,249
                                                  =======  =========  =========


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital   income (loss) earnings    equity
                         ------ ---------- ------------- -------- -------------
Predecessor's basis
 balance at January 1,
 1998................... $2,050  $17,950      $ 1,958    $ 5,299     $27,257
  Net income............    --       --           --       4,398       4,398
  Other comprehensive
   income...............    --       --           851        --          851
                         ------  -------      -------    -------     -------
Balance at December 31,
 1998...................  2,050   17,950        2,809      9,697      32,506
  Net income............    --       --           --       2,756       2,756
  Other comprehensive
   loss.................    --       --        (5,557)       --       (5,557)
                         ------  -------      -------    -------     -------
Balance at December 31,
 1999...................  2,050   17,950       (2,748)    12,453      29,705
                         ------  -------      -------    -------     -------
Balance at January 1,
 2000...................  2,050   34,057       (2,748)       --       33,359
  Par value change......  1,025   (1,025)         --         --          --
  Net income............    --       --           --       3,095       3,095
  Other comprehensive
   income...............    --       --         3,617        --        3,617
                         ------  -------      -------    -------     -------
Balance at December 31,
 2000................... $3,075  $33,032      $   869    $ 3,095     $40,071
                         ======  =======      =======    =======     =======


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                              Predecessor's
                                                                  Basis
                                                            ------------------
                                                    2000      1999      1998
                                                   -------  --------  --------
Cash flows from operating activities:
  Net income...................................... $ 3,095  $  2,756  $  4,398
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables....................    (335)     (144)      563
      Deposits relating to reinsured policyholder
       account balances...........................    (216)     (332)     (272)
      Accrued investment income...................    (151)     (308)     (168)
      Federal income tax payable..................    (424)      726       118
      Other assets................................  (1,493)    3,316    (1,821)
      Policy and contract claims..................    (120)       19       587
      Other liabilities and accrued expenses......    (103)     (209)      457
      Payable to affiliates.......................    (886)    1,741       442
      Company ownership of separate account.......      64       (64)      --
      Due to separate account.....................      10         9       122
    Deferred tax expense..........................   1,186       469       740
    Policy acquisition costs deferred.............  (4,836)   (4,185)   (3,808)
    Amortization of deferred policy acquisition
     costs........................................     --      1,631     1,150
    Amortization of value of business acquired....   2,092       --        --
    Amortization of goodwill......................     177       --        --
    Interest credited to policyholder accounts....   5,743     5,524     5,228
    (Accretion) amortization of net investments...    (101)       92        39
    Net gain (loss) on sales and calls of fixed
     maturities...................................   1,027       (57)      (53)
                                                   -------  --------  --------
Net cash provided by operating activities.........   4,729    10,984     7,722
                                                   -------  --------  --------
Cash flows from investing activities:
  Purchase of fixed maturities....................  (6,007)  (12,515)  (14,954)
  Sale or maturity of fixed maturities............   3,960     4,695     8,632
  Increase in policy loans, net...................  (3,113)   (2,819)   (2,648)
                                                   -------  --------  --------
Net cash used in investing activities.............  (5,160)  (10,639)   (8,970)
                                                   -------  --------  --------
Cash flows from financing activities:
  Net policyholder account deposits...............    (142)    2,807     2,954
                                                   -------  --------  --------
Net (decrease) increase in cash and cash
 equivalents......................................    (573)    3,152     1,706
Cash and cash equivalents at beginning of year....  10,591     7,439     5,733
                                                   -------  --------  --------
Cash and cash equivalents at end of year.......... $10,018  $ 10,591  $  7,439
                                                   -------  --------  --------
Supplemental disclosure of cash flow information:
  Cash paid for income taxes...................... $  (941) $   (346) $ (1,460)
                                                   =======  ========  ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                       Notes to Financial Statements

                         (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

  Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

  The acquistion of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

  As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For periods prior to the date of acquisition, the Company is referred to as the "Predecessor Company".

  The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

                         PARAGON LIFE INSURANCE COMPANY

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 2000 and 1999, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis.

 (c) Value of Business Acquired

  Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

 (d) Goodwill

  The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2000, net of accumulated amortization of $177, was $3,361.

(e) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2000, 1999 and 1998. The actual crediting rate was 6.1% in 2000, ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998.

                         PARAGON LIFE INSURANCE COMPANY

 (f) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The company will file two short-period consolidated federal income tax returns for year 2000. For the short period prior to acquisition of GenAmerica Financial Corporation by Metropolitan Life Insurance Company, the Company will file with General American Mutual Holding Company. For the short period after the acquisition by Metropolitan Life Insurance Company, the Company will file with General American and its life insurance subsidiaries. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

 (g) Reinsurance

  Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (h) Deferred Policy Acquisition Costs

  The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date, is adjusted by a charge or credit to income.

 (i) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

 (j) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could

                         PARAGON LIFE INSURANCE COMPANY
result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

    Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

 (k) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (l) Reclassification

  Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

 (m) New Accounting Pronouncements

  In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance requires adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that its adoption of the Codification by the NAIC and the Codification as modified by the Department, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

  In June 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133, as amended by SFAS 138, require among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as

                         PARAGON LIFE INSURANCE COMPANY
hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's financial condition or results of operations.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

  In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 effective for the year ended December 31, 2000 did not have a material effect on the Company's financial statements. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's consolidated financial statements.

                         PARAGON LIFE INSURANCE COMPANY

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000 and 1999 are as follows:

                                                               2000
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 4,291    $  122    $   --     $ 4,413
      Corporate
       securities..........................    64,972     2,135      1,432     65,675
      Mortgage-backed
       securities..........................    12,784       633        --      13,417
      Asset-backed securities..............       493         8        --         501
                                              -------    ------    -------    -------
                                              $82,540    $2,898    $ 1,432    $84,006
                                              =======    ======    =======    =======

                                                     Predecessor's Basis 1999
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 8,728    $   53    $  (162)   $ 8,619
      Corporate securities.................    70,312       276     (4,830)    65,758
      Mortgage-backed securities...........     6,911        36       (394)     6,553
      Asset-backed securities..............       500       --          (9)       491
                                              -------    ------    -------    -------
                                              $86,451    $  365    $(5,395)   $81,421
                                              =======    ======    =======    =======

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Amortized Estimated
                                                              cost    Fair value
                                                            --------- ----------
      Due in one year or less..............................  $ 6,089   $ 6,105
      Due after one year through five years................   14,823    15,082
      Due after five years through ten years...............    9,191     9,259
      Due after ten years through twenty years.............   39,653    40,143
      Mortgage-backed securities...........................   12,784    13,417
                                                             -------   -------
                                                             $82,540   $84,006
                                                             =======   =======

  Proceeds from sales of fixed maturities during 2000, 1999 and 1998 were $3,959 and $4,695 and $4,069, respectively. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 and $53 were realized on those sales in 1999 and 1998, respectively.

                         PARAGON LIFE INSURANCE COMPANY

  The sources of net investment income follow:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Fixed Maturities................................ $6,789  $ 6,077  $ 5,603
      Short-term investments..........................    577      486      535
      Policy loans and other..........................  1,464    1,244      924
                                                       ------  -------  -------
                                                       $8,830    7,807    7,062
      Investment expenses.............................    (82)     (81)     (79)
                                                       ------  -------  -------
          Net investment income....................... $8,748  $ 7,726  $ 6,983
                                                       ======  =======  =======

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale........... $1,465  $(5,030) $ 4,717
        Deferred policy acquisition costs.............    --       803     (396)
        VOBA..........................................   (128)     --       --
      Deferred income taxes...........................   (468)   1,479   (1,512)
                                                       ------  -------  -------
      Net unrealized appreciation (depreciation)...... $  869  $(2,748) $ 2,809
                                                       ======  =======  =======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,036 and $4,083 at December 31, 2000 and 1999, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999.

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
      December 31, 2000:
        Assets
          Fixed Maturities.................................. $ 84,006  $ 84,006
          Policy loans......................................   20,067    20,067
          Separate account assets...........................  241,423   241,423
        Liabilities
          Policyholder account balances.....................  107,266   107,266
          Separate Account liabilities......................  241,423   241,423
      December 31, 1999:
        Assets
          Fixed Maturities.................................. $ 81,421  $ 81,421
          Policy loans......................................   16,594    16,594
          Separate account assets...........................  255,190   255,190
        Liabilities
          Policyholder account balances.....................  101,665   101,665
          Separate Account liabilities......................  255,126   255,126

(4) Reinsurance

  The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 2000, 1999 and 1998 as they relate to transactions with affiliates are summarized as follows:

                                                                 Predecessor's
                                                                     Basis
                                                                ---------------
                                                         2000    1999    1998
                                                        ------- ------- -------
      Reinsurance transactions with affiliates:
        Policy contract charges ceded.................. $18,445 $16,869 $14,723
        Policy benefits ceded..........................  22,130  16,823  17,071
        Commissions and expenses ceded.................     190     292     123
        Reinsurance recoverables.......................   1,617   1,268   1,109

  Ceded contract charges and benefits to non-affiliates for 2000, 1999 and 1998 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                       2000     1999     1998
                                                     --------  -------  -------
      Balance at beginning of year.................  $ 24,357  $20,602  $17,980
      Purchase adjustments.........................   (24,357)     --       --
      Policy acquisition costs deferred............     4,836    4,185    3,808
      Policy acquisition costs amortized...........       --    (1,631)  (1,150)
      Deferred policy acquisition costs relating to
       change in unrealized gain on investments
       available for sale..........................       --    (1,201)    (36)
                                                     --------  -------  -------
      Balance at end of year.......................  $  4,836  $24,357  $20,602
                                                     ========  =======  =======

(6) Administration System Write-off

  In 1999 Paragon expensed $4,787 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963 and other costs incurred in 1999 relating to the project were $824. Other costs incurred and expensed in 1998 were $469.

(7) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Current tax expense................................. $  517 $1,030 $1,628
      Deferred tax expense................................  1,186    469    740
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

  Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Computed "expected" tax expense..................... $1,679 $1,489 $2,368
      Other, net..........................................     24     10    --
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2000, 1999 and 1998 are presented below:

                                                                  Predecessor's
                                                                      Basis
                                                          ------- -------------
                                                           2000    1999   1998
                                                          ------- ------ ------
      Deferred tax assets:
        Unearned reinsurance allowances.................. $   --  $  194 $  218
        Policy and contract liabilities..................     554    583    709
        Tax capitalization of acquisition costs..........   2,869  2,559  2,147
        Purchase adjustment..............................   1,456    --     --
        Unrealized loss on investments, net..............     --   1,479     58
        Other, net.......................................     164    359    --
                                                          ------- ------ ------
          Total deferred tax assets...................... $ 5,043 $5,174 $3,132
                                                          ======= ====== ======
      Deferred tax liabilities:
        Unrealized gain on investments, net.............. $   468 $  --  $1,512
        VOBA.............................................   9,139    --     --
        Deferred policy acquisition costs................   1,702  8,244  7,211
                                                          ------- ------ ------
          Total deferred tax liabilities................. $11,309  8,244  8,723
                                                          ------- ------ ------
          Net deferred tax liabilities................... $ 6,266 $3,070 $5,591
                                                          ======= ====== ======

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized.

(8) Related-Party Transactions

  The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2000, 1999 and 1998 were $2,487, $2,247 and $1,513, respectively. See Note 3 for reinsurance transactions with affiliates.

  The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(9) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000, 1999 and 1998 due to over-funding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $459, $0 and $188 for 2000, 1999 and 1998, respectively.

                      PARAGON LIFE INSURANCE COMPANY

  As a result of the acquistion by MetLife, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $0 and $423 for 2000 and 1999, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(10) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2000, 1999 and 1998, as determined using statutory accounting practices, is summarized as follows:

                                                         2000    1999    1998
                                                        ------- ------- -------
      Statutory surplus as reported to regulatory
       authorities..................................... $13,751 $13,545 $10,500
      Net gain from operations as reported to
       regulatory authorities.......................... $   835 $   300 $ 1,596

(11) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2001 without prior notice or approval is $835. Paragon did not pay dividends in 2000, 1999 and 1998.

(12) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2000, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                      PARAGON LIFE INSURANCE COMPANY

(13) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

      Year ended December 31:
        2001............................................................. $  764
        2002.............................................................    714
        2003.............................................................    275
        2004.............................................................     83
        2005.............................................................     12
                                                                          ------
                                                                          $1,848
                                                                          ======

  Rent expense totaled $562, $507 and $490 in 2000, 1999 and 1998, respectively.

  From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

(14) Comprehensive Income

  The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2000, 1999 and 1998:

                                                             2000
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 4,538    $(1,588)   $ 2,950
      Plus: reclassification adjustment for
       losses realized in net income...........    1,027       (360)       667
                                                 -------    -------    -------
      Other comprehensive income...............  $ 5,565    $(1,948)   $ 3,617
                                                 =======    =======    =======

                                                   Predecessor's Basis 1999
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   $ 2,972    $(5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)        20        (37)
                                                 -------    -------    -------
      Other comprehensive loss.................  $(8,549)   $ 2,992    $(5,557)
                                                 =======    =======    =======

                                                   Predecessor's Basis 1998
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 1,361    $  (476)   $   885
      Less: reclassification adjustment for
       gains realized in net income............      (53)        19        (34)
                                                 -------    -------    -------
      Other comprehensive income...............  $ 1,308    $  (457)   $   851
                                                 =======    =======    =======

                          Independent Auditors' Report

The Board of Directors
 Paragon Life Insurance Company and
 Policyholders of Separate Account B's Putnam Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Growth, Utilities, Asia Pacific Growth, International Growth, International Growth & Income, and International New Opportunities Divisions of Paragon Separate Account B as of December 31, 2000, and respective related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of operations and changes in net assets for each of the periods in the two year period ended December 31, 1999 were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on these statements.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000 by correspondence with the distributor and depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the respective financial positions of the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Growth, Utilities, Asia Pacific Growth, International Growth, International Growth & Income, and International New Opportunities Divisions of Paragon Separate Account B as of December 31, 2000, and the respective results of their operations and changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
March 23, 2001

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
 Paragon Life Insurance Company and
 Policyholders of Separate Account B's Putnam Divisions:

  We have audited the accompanying statements of operations and changes in net assets, of the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Growth, Utilities, Asia Pacific Growth, International Growth, International Growth & Income, and International New Opportunities Divisions of Paragon Separate Account B for each of the periods in the two-year period ended December 31, 1999. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Growth, Utilities, Asia Pacific Growth, International Growth, International Growth & Income, and International New Opportunities Divisions of Paragon Separate Account B for each of the periods in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                               December 31, 2000

                           Money        New      Growth &                Diversified  Global Asset
                           Market  Opportunities  Income    High Yield     Income      Allocation      Voyager
                          Division   Division    Division    Division     Division      Division      Division
                          -------- ------------- --------- ------------ ------------- ------------- -------------
Net Assets:
Investments in Putnam
 Variable Trust, at
 Market Value (See
 Schedule of
 Investments)...........  $65,391     485,344     596,483    193,369       163,316       103,973       510,504
Receivable from (payable
 to) Paragon Life
 Insurance Company......      384       2,497       1,246      1,016           (14)          785         2,509
                          -------     -------     -------    -------       -------       -------       -------
   Total Net Assets.....  $65,775     487,841     597,729    194,385       163,302       104,758       513,013
                          =======     =======     =======    =======       =======       =======       =======
Net Assets,
 representing:
 Equity of Contract
  Owners................  $65,753     487,841     597,729    194,385       163,302       104,758       513,013
 Equity of Paragon Life
  Insurance Company.....       22         --          --         --            --            --            --
                          -------     -------     -------    -------       -------       -------       -------
                          $65,775     487,841     597,729    194,385       163,302       104,758       513,013
                          =======     =======     =======    =======       =======       =======       =======
Total Units Held........   52,985      15,291      16,037     14,894        13,921         4,357         7,858
Net Asset Value Per
 Unit...................  $  1.24       31.90       37.27      13.05         11.73         24.04         65.28
Cost of Investments.....  $65,391     439,464     597,958    245,359       180,009       111,150       476,862
                          =======     =======     =======    =======       =======       =======       =======

                                                                                      International International
                                                           Asia Pacific International   Growth &         New
                           Income  Global Growth Utilities    Growth       Growth        Income     Opportunities
                          Division   Division    Division    Division     Division      Division      Division
                          -------- ------------- --------- ------------ ------------- ------------- -------------
Net Assets:
Investments in Putnam
 Variable Trust, at
 Market Value (See
 Schedule of
 Investments)...........  $ 9,787     203,354       9,016    145,131        18,636        23,148        32,160
Receivable from Paragon
 Life Insurance Company.      149         985          76        757           391           237           401
                          -------     -------     -------    -------       -------       -------       -------
   Total Net Assets.....  $ 9,936     204,339       9,092    145,888        19,027        23,385        32,561
                          =======     =======     =======    =======       =======       =======       =======
Net Assets,
 representing:
 Equity of Contract
  Owners................  $ 9,936     204,339       9,092    145,888        19,027        23,385        32,561
 Equity of Paragon Life
  Insurance Company.....      --          --          --         --            --            --            --
                          -------     -------     -------    -------       -------       -------       -------
                          $ 9,936     204,339       9,092    145,888        19,027        23,385        32,561
                          =======     =======     =======    =======       =======       =======       =======
Total Units Held........      626       7,289         373     14,722           986         1,473         2,315
Net Asset Value Per
 Unit...................  $ 15.86       28.03       24.35       9.91         19.29         15.88         14.06
Cost of Investments.....  $ 9,736     230,284       8,240    163,022        18,821        23,334        41,347
                          =======     =======     =======    =======       =======       =======       =======

                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

                                  Page 1 of 2

             For the Years ended December 31, 2000, 1999, and 1998

                                                 New Opportunities           Growth & Income
                     Money Market Division           Division                   Division              High Yield Division
                     -----------------------  -------------------------  -------------------------  -------------------------
                      2000     1999    1998     2000     1999     1998     2000     1999     1998    2000     1999     1998
                     -------  ------  ------  --------  -------  ------  --------  -------  ------  -------  -------  -------
Investment Income:
 Dividend Income...  $ 3,582   1,499     946     6,193      --      --     16,030   10,537   4,668   20,925   17,542    8,438
Expenses:
 Mortality and
 Expense Charge....      471     233     142     4,927    3,312   2,030     4,007    3,437   2,270    1,458    1,285      944
                     -------  ------  ------  --------  -------  ------  --------  -------  ------  -------  -------  -------
   Net Investment
   Income
   (Expense).......    3,111   1,266     804     1,266   (3,312) (2,030)   12,023    7,100   2,398   19,467   16,257    7,494
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions.....      --      --      --     42,296    5,412   3,510    36,004   24,682  30,476      --        --    1,234
 Proceeds from
 Sales.............   60,922  77,494  91,184   127,512  101,273  33,161    39,657   56,661  32,638    7,476   42,248    6,065
 Cost of
 Investments Sold..   60,922  77,494  91,184    71,265   71,588  28,400    41,597   54,040  30,358    8,858   47,331    6,143
                     -------  ------  ------  --------  -------  ------  --------  -------  ------  -------  -------  -------
 Net Realized Gain
 (Loss) on
 Investments.......      --      --      --     98,543   35,097   8,271    34,064   27,303  32,756   (1,382)  (5,083)   1,156
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........      --      --      --    320,407   87,238  29,656     3,434   37,552  28,979  (15,481) (12,380)   6,736
 Unrealized Gain
 (Loss) End of
 Year..............      --      --      --     45,880  320,407  87,238    (1,474)   3,434  37,552  (51,990) (15,481) (12,380)
                     -------  ------  ------  --------  -------  ------  --------  -------  ------  -------  -------  -------
 Net Unrealized
 (Loss) Gain on
 Investments.......      --      --      --   (274,527) 233,169  57,582    (4,908) (34,118)  8,573  (36,509)  (3,101) (19,116)
                     -------  ------  ------  --------  -------  ------  --------  -------  ------  -------  -------  -------
   Net (Loss) Gain
   on Investments..      --      --      --   (175,984) 268,266  65,853    29,156   (6,815) 41,329  (37,891)  (8,184) (17,960)
Increase (Decrease)
in Assets Resulting
from Operations....  $ 3,111   1,266     804  (174,718) 264,954  63,823    41,179      285  43,727  (18,424)   8,073  (10,466)
                     =======  ======  ======  ========  =======  ======  ========  =======  ======  =======  =======  =======
                      Diversified Income      Global Asset Allocation
                           Division                  Division               Voyager Division            Income Division
                     -----------------------  -------------------------  -------------------------  -------------------------
                      2000     1999    1998     2000     1999     1998     2000     1999     1998    2000     1999     1998
                     -------  ------  ------  --------  -------  ------  --------  -------  ------  -------  -------  -------
Investment Income:
 Dividend Income...  $12,014   6,088   2,868     2,378    1,611   1,152    16,709      390     515      572      272      120
Expenses:
 Mortality and
 Expense Charge....    1,171     709     517       790      654     453     4,457    3,013   1,802       63       40       20
                     -------  ------  ------  --------  -------  ------  --------  -------  ------  -------  -------  -------
   Net Investment
   Income
   (Expense).......   10,843   5,379   2,351     1,588      957     699    12,252   (2,623) (1,287)     509      232      100
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions.....      --      --    1,219     7,904    4,520   4,943    56,027   31,300  12,485      --        24        3
 Proceeds from
 Sales.............   10,083  18,528  12,570    19,343   13,297  23,439    64,781  104,309  27,220    2,896    1,983      753
 Cost of
 Investments Sold..   10,691  20,007  12,549    18,884   12,898  21,911    47,019   83,642  23,883    3,086    2,030      732
                     -------  ------  ------  --------  -------  ------  --------  -------  ------  -------  -------  -------
   Net Realized
   (Loss) Gain on
   Investments.....     (608) (1,479)  1,240     8,363    4,919   6,471    73,789   51,967  15,822     (190)     (23)      24
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized (Loss)
 Gain Beginning of
 Year..............   (5,662) (2,819)  2,284     8,782    4,824   4,368   222,604   68,383  26,561     (209)     165       68
 Unrealized (Loss)
 Gain End of Year..  (16,693) (5,662) (2,819)   (7,177)   8,782   4,824    33,642  222,604  68,383       51     (209)     165
                     -------  ------  ------  --------  -------  ------  --------  -------  ------  -------  -------  -------
 Net Unrealized
 (Loss) Gain on
 Investments.......  (11,031) (2,843) (5,103)  (15,959)   3,958     456  (188,962) 154,221  41,822      260     (374)      97
                     -------  ------  ------  --------  -------  ------  --------  -------  ------  -------  -------  -------
   Net (Loss) Gain
   on Investments..  (11,639) (4,322) (3,863)   (7,596)   8,877   6,927  (115,173) 206,188  57,644       70     (397)     121
(Decrease) Increase
in Assets Resulting
from Operations....  $  (796)  1,057  (1,512)   (6,008)   9,834   7,626  (102,921) 203,565  56,357      579     (165)     221
                     =======  ======  ======  ========  =======  ======  ========  =======  ======  =======  =======  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

                                  Page 2 of 2

             For the Years ended December 31, 2000, 1999, and 1998

                                                                         Asia Pacific Growth         International
                         Global Growth Division    Utilities Division          Division             Growth Division
                        -------------------------- ------------------- --------------------------  --------------------
                          2000      1999     1998  2000   1999   1998    2000     1999     1998     2000    1999   1998
                        ---------  -------  ------ ----- ------  ----- --------  -------  -------  ------  ------  ----
Investment Income:
 Dividend Income......  $  27,898      736   2,505   310    410    104    9,876      --     3,084     561     --     8
Expenses:
 Mortality and
 Expense Charge.......      2,098    1,581     858    68    101     58    1,768    1,338      626     109      81    5
                        ---------  -------  ------ ----- ------  ----- --------  -------  -------  ------  ------  ---
   Net Investment
   Income (Expense)...     25,800     (845)  1,647   242    309     46    8,108   (1,338)   2,458     452     (81)   3
Net Realized Gain
(Loss) on Investments:
 Realized Gain from
 Distributions........     23,563   15,320  12,526   280    626    176      --       --       --      472     --   --
 Proceeds from Sales..     90,669   25,275  26,245 8,517  4,624  1,953   65,851   36,237   10,508   2,006  27,009  579
 Cost of Investments
 Sold.................     73,029   21,927  24,547 8,567  4,365  1,861   58,974   28,215   12,561   1,875  21,138  587
                        ---------  -------  ------ ----- ------  ----- --------  -------  -------  ------  ------  ---
   Net Realized Gain
   (Loss) on
   Investments........     41,203   18,668  14,224   230    585    268    6,877    8,022   (2,053)    603   5,871   (8)
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 (Loss) Beginning of
 Year.................    130,597   20,199   5,171   312  1,333    386  128,579  (12,535)  (9,973)  2,502     136  --
 Unrealized (Loss)
 Gain End of Year.....    (26,931) 130,597  20,199   776    312  1,333  (17,891) 128,579  (12,535)   (185)  2,502  136
                        ---------  -------  ------ ----- ------  ----- --------  -------  -------  ------  ------  ---
 Net Unrealized
 (Loss) Gain on
 Investments..........   (157,528) 110,398  15,028   464 (1,021)   947 (146,470) 141,114   (2,562) (2,687)  2,366  136
                        ---------  -------  ------ ----- ------  ----- --------  -------  -------  ------  ------  ---
   Net (Loss) Gain on
    Investments.......   (116,325) 129,066  29,252   694   (436) 1,215 (139,593) 149,136   (4,615) (2,084)  8,237  128
(Decrease) Increase in
Assets Resulting from
Operations............  $ (90,525) 128,221  30,899   936   (127) 1,261 (131,485) 147,798   (2,157) (1,632)  8,156  131
                        =========  =======  ====== ===== ======  ===== ========  =======  =======  ======  ======  ===

                                         International     International New
                                        Growth & Income      Opportunities
                                           Division             Division
                                       ------------------- --------------------
                                        2000   1999   1998  2000    1999   1998
                                       ------  -----  ---- -------  -----  ----
Investment Income:
 Dividend Income...................... $  522    --    27      363    --   --
Expenses:
 Mortality and Expense Charge.........     98     36    6      232     40    2
                                       ------  -----  ---  -------  -----  ---
   Net Investment Income (Expense)....    424    (36)  21      131    (40)  (2)
Net Realized Gain (Loss) on
Investments:
 Realized Gain from Distributions.....    243    --    65      945    --   --
 Proceeds from Sales..................  7,847  7,326  384    2,860    790   49
 Cost of Investments Sold.............  7,961  6,770  390    2,819    706   50
                                       ------  -----  ---  -------  -----  ---
   Net Realized Gain (Loss) on
   Investments........................    129    556   59      986     84   (1)
Net Unrealized Gain (Loss) on
Investments:
 Unrealized Gain Beginning of Year....    505     25  --     8,489     33  --
 Unrealized (Loss) Gain End of Year...   (186)   505   25   (9,187) 8,489   33
                                       ------  -----  ---  -------  -----  ---
 Net Unrealized (Loss) Gain on
 Investments..........................   (691)   480   25  (17,676) 8,457   33
   Net (Loss) Gain on Investments.....   (562) 1,036   84  (16,690) 8,541   32
                                       ------  -----  ---  -------  -----  ---
(Decrease) Increase in Assets Result-
 ing from Operations.................. $ (138) 1,000  105  (16,559) 8,501   30
                                       ======  =====  ===  =======  =====  ===

                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  Page 1 of 2

             For the Years ended December 31, 2000, 1999, and 1998

                                                   New Opportunities
                      Money Market Division             Division            Growth & Income Division      High Yield Division
                     -------------------------  --------------------------  --------------------------  -------------------------
                       2000     1999     1998     2000     1999     1998      2000     1999     1998     2000     1999     1998
                     --------  -------  ------  --------  -------  -------  --------  -------  -------  -------  -------  -------
Operations:
 Net Investment
  Income
  (Expense)........  $  3,111    1,266     804     1,266   (3,312)  (2,030)   12,023    7,100    2,398   19,467   16,257    7,494
 Net Realized Gain
  (Loss) on
  Investments......       --       --      --     98,543   35,097    8,271    34,064   27,303   32,756   (1,382)  (5,083)   1,156
 Net Unrealized
  (Loss) Gain on
  Investments......       --       --      --   (274,527) 233,169   57,582    (4,908) (34,118)   8,573  (36,509)  (3,101) (19,116)
                     --------  -------  ------  --------  -------  -------  --------  -------  -------  -------  -------  -------
   Increase
    (Decrease) in
    Net Assets
    Resulting from
    Operations.....     3,111    1,266     804  (174,718) 264,954   63,823    41,179      285   43,727  (18,424)   8,073  (10,466)
   Net Deposits
    into Separate
    Account........     2,582   37,048   7,829     8,017   26,593   82,102    76,121   91,850  102,404   38,856   15,582   63,083
                     --------  -------  ------  --------  -------  -------  --------  -------  -------  -------  -------  -------
   Increase
    (Decrease) in
    Net Assets.....     5,693   38,314   8,633  (166,701) 291,547  145,925   117,300   92,135  146,131   20,432   23,655   52,617
Net Assets,
 Beginning of Year.    60,082   21,768  13,135   654,542  362,995  217,070   480,429  388,294  242,163  173,953  150,298   97,681
                     --------  -------  ------  --------  -------  -------  --------  -------  -------  -------  -------  -------
Net Assets, End of
 Year..............  $ 65,775   60,082  21,768   487,841  654,542  362,995   597,729  480,429  388,294  194,385  173,953  150,298
                     ========  =======  ======  ========  =======  =======  ========  =======  =======  =======  =======  =======

                       Diversified Income       Global Asset Allocation
                            Division                    Division                Voyager Division            Income Division
                     -------------------------  --------------------------  --------------------------  -------------------------
                       2000     1999     1998     2000     1999     1998      2000     1999     1998     2000     1999     1998
                     --------  -------  ------  --------  -------  -------  --------  -------  -------  -------  -------  -------
Operations:
 Net Investment
  Income
  (Expense)........  $ 10,843    5,379   2,351     1,588      957      699    12,252   (2,623)  (1,287)     509      232      100
 Net Realized
  (Loss) Gain on
  Investments......      (608)  (1,479)  1,240     8,363    4,919    6,471    73,789   51,967   15,822     (190)     (23)      24
 Net Unrealized
  (Loss) Gain on
  Investments......   (11,031)  (2,843) (5,103)  (15,959)   3,958      456  (188,962) 154,221   41,822      260     (374)      97
                     --------  -------  ------  --------  -------  -------  --------  -------  -------  -------  -------  -------
   (Decrease)
    Increase in Net
    Assets
    Resulting from
    Operations.....      (796)   1,057  (1,512)   (6,008)   9,834    7,626  (102,921) 203,565   56,357      579     (165)     221
   Net Deposits
    into Separate
    Account........    59,178   23,566  20,485     6,915   18,161   12,108    49,185   34,840   82,247    1,816    3,975    1,567
                     --------  -------  ------  --------  -------  -------  --------  -------  -------  -------  -------  -------
   Increase
    (Decrease) in
    Net Assets.....    58,382   24,623  18,973       907   27,995   19,734   (53,736) 238,405  138,604    2,395    3,810    1,788
Net Assets,
 Beginning of Year.   104,920   80,297  61,324   103,851   75,856   56,122   566,749  328,344  189,740    7,541    3,731    1,943
                     --------  -------  ------  --------  -------  -------  --------  -------  -------  -------  -------  -------
Net Assets, End of
 Year..............  $163,302  104,920  80,297   104,758  103,851   75,856   513,013  566,749  328,344    9,936    7,541    3,731
                     ========  =======  ======  ========  =======  =======  ========  =======  =======  =======  =======  =======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  Page 2 of 2

             For the Years ended December 31, 2000, 1999, and 1998

                               Global Growth                                        Asia Pacific
                                  Division             Utilities Division         Growth Division
                          --------------------------  ----------------------- --------------------------
                            2000     1999     1998     2000     1999    1998    2000     1999     1998
                          --------  -------  -------  -------  ------  ------ --------  -------  -------
Operations:
 Net Investment Income
 (Expense)..............  $ 25,800     (845)   1,647      242     309      46    8,108   (1,338)   2,458
 Net Realized Gain
 (Loss) on Investments..    41,203   18,668   14,224      230     585     268    6,877    8,022   (2,053)
 Net Unrealized (Loss)
 Gain on Investments....  (157,528) 110,398   15,028      464  (1,021)    947 (146,470) 141,114   (2,562)
                          --------  -------  -------  -------  ------  ------ --------  -------  -------
   (Decrease) Increase
   in Net Assets
   Resulting from
   Operations...........   (90,525) 128,221   30,899      936    (127)  1,261 (131,485) 147,798   (2,157)
   Net (Withdrawals
   from) Deposits into
   Separate Account.....   (43,609)  46,196   43,689   (5,432)  1,685   7,850  (18,139)  31,785   53,632
                          --------  -------  -------  -------  ------  ------ --------  -------  -------
   (Decrease) Increase
   in Net Assets........  (134,134) 174,417   74,588   (4,496)  1,558   9,111 (149,624) 179,583   51,475
Net Assets, Beginning of
Year....................   338,473  164,056   89,468   13,588  12,030   2,919  295,512  115,929   64,454
                          --------  -------  -------  -------  ------  ------ --------  -------  -------
Net Assets, End of Year.  $204,339  338,473  164,056    9,092  13,588  12,030  145,888  295,512  115,929
                          ========  =======  =======  =======  ======  ====== ========  =======  =======

                                                          International            International
                               International                Growth &                    New
                                   Growth                    Income                Opportunities
                                  Division                  Division                  Division
                          --------------------------  ----------------------- --------------------------
                            2000     1999     1998     2000     1999    1998    2000     1999     1998
                          --------  -------  -------  -------  ------  ------ --------  -------  -------
Operations:
 Net Investment Income
 (Expense)..............  $    452      (81)       3      424     (36)     21      131      (40)      (2)
 Net Realized Gain
 (Loss) on Investments..       603    5,871       (8)     129     556      59      986       84       (1)
 Net Unrealized (Loss)
 Gain on Investments....    (2,687)   2,366      136     (691)    480      25  (17,676)   8,457       33
                          --------  -------  -------  -------  ------  ------ --------  -------  -------
   (Decrease) Increase
   in Net Assets
   Resulting from
   Operations...........    (1,632)   8,156      131     (138)  1,000     105  (16,559)   8,501       30
   Net (Withdrawals
   from) Deposits into
   Separate Account.....    11,633   (1,740)   2,479   18,397   1,747   2,274   26,572   13,428      589
                          --------  -------  -------  -------  ------  ------ --------  -------  -------
   (Decrease) Increase
   in Net Assets........    10,001    6,416    2,610   18,259   2,747   2,379   10,013   21,929      619
Net Assets, Beginning of
Year....................     9,026    2,610      --     5,126   2,379     --    22,548      619      --
                          --------  -------  -------  -------  ------  ------ --------  -------  -------
Net Assets, End of Year.    19,027    9,026    2,610  $23,385   5,126   2,379   32,561   22,548      619
                          ========  =======  =======  =======  ======  ====== ========  =======  =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 2000

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on April 15, 1996. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions which invest exclusively in corresponding shares of a single fund of Putnam Variable Trust (Putnam), an open-end, diversified management investment company. These funds are the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Growth, Utilities, Asia Pacific Growth, International Growth, International Growth & Income, and International New Opportunities (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

  On January 6, 2000, Metropolitan Life Insurance Company (MetLife), headquartered in New York, purchased 100% of GenAmerica Financial Corporation (the Company) for $1.2 billion in cash. General American Life Insurance Company (General American) is a wholly owned subsidiary of GenAmerica Financial Corporation. Paragon Life Insurance Company is a wholly owned subsidiary of General American.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 Investments

  The Separate Account's investments in the Funds of Putnam are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and capital gain distributions are recorded on the ex-dividend date and are immediately reinvested.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                           PARAGON SEPARATE ACCOUNT B

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by the policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0000206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4 - Purchases and Sales of Putnam Variable Trust Shares

  For the Years ended December 31, 2000, 1999, and 1998 purchases and proceeds from the sales of the Putnam Variable Trust were as follows:

                      Money Market         New Opportunities           Growth &              High Yield       Diversified Income
                        Division               Division             Income Division           Division             Division
                 ---------------------- ----------------------- ----------------------- -------------------- --------------------
                  2000    1999    1998   2000    1999    1998    2000    1999    1998    2000   1999   1998   2000   1999   1998
                 ------- ------- ------ ------- ------- ------- ------- ------- ------- ------ ------ ------ ------ ------ ------
Purchases....... $62,648 114,672 98,746 128,105 127,850 113,596 110,525 149,995 133,018 43,858 58,726 67,934 68,104 43,055 32,074
Sales........... $60,922  77,494 91,184 127,512 101,273  33,161  39,657  56,661  32,638  7,476 42,248  6,065 10,083 18,528 12,570
                 ======= ======= ====== ======= ======= ======= ======= ======= ======= ====== ====== ====== ====== ====== ======
                      Global Asset              Voyager                 Income             Global Growth          Utilities
                  Allocation Division          Division                Division               Division             Division
                 ---------------------- ----------------------- ----------------------- -------------------- --------------------
                  2000    1999    1998   2000    1999    1998    2000    1999    1998    2000   1999   1998   2000   1999   1998
                 ------- ------- ------ ------- ------- ------- ------- ------- ------- ------ ------ ------ ------ ------ ------
Purchases....... $24,682  31,744 35,360 107,000 140,813 106,091   4,499   6,039   2,237 43,977 72,940 68,329  2,941  6,428  9,617
Sales........... $19,343  13,297 23,439  64,781 104,309  27,220   2,896   1,983     753 90,669 25,275 26,245  8,517  4,624  1,953
                 ======= ======= ====== ======= ======= ======= ======= ======= ======= ====== ====== ====== ====== ====== ======
                                                                     International         International
                  Asia Pacific Growth    International Growth          Growth &          New Opportunities
                        Division                Division            Income Division           Division
                 ---------------------- ----------------------- ----------------------- --------------------
                  2000    1999    1998   2000    1999    1998    2000    1999    1998    2000   1999   1998
                 ------- ------- ------ ------- ------- ------- ------- ------- ------- ------ ------ ------
Purchases....... $45,187  68,456 63,472  13,138  25,316   2,925  25,905   9,234   2,454 28,799 14,210    604
Sales........... $65,851  36,237 10,508   2,006  27,009     579   7,847   7,326     384  2,860    790     49
                 ======= ======= ====== ======= ======= ======= ======= ======= ======= ====== ====== ======

  The Purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 2000, 1999, and 1998

                       Money Market      New Opportunities     Growth & Income                          Diversified Income
                         Division             Division             Division       High Yield Division        Division
                   -------------------- -------------------- -------------------- --------------------- -------------------
                    2000   1999   1998   2000   1999   1998   2000   1999   1998   2000    1999   1998   2000   1999  1998
                   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------  ------ ------ ------  ----- -----
Net Increase
(Decrease) in
Units
 Deposits........  52,274 99,078 89,171  3,080  4,368  5,119  3,282  4,125  4,190  3,253   4,099  4,707  5,833  3,598 2,740
 Withdrawals.....  50,220 67,292 82,162  2,833  3,355  1,448  1,072  1,570    972    466   2,994    387    793  1,585 1,007
                   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------  ------ ------ ------  ----- -----
 Net Increase in
 Units...........   2,054 31,786  7,009    247  1,013  3,671  2,210  2,555  3,218  2,787   1,105  4,320  5,040  2,013 1,733
Outstanding
Units, Beginning
of Year..........  50,931 19,145 12,136 15,044 14,031 10,360 13,827 11,272  8,054 12,107  11,002  6,682  8,881  6,868 5,135
                   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------  ------ ------ ------  ----- -----
Outstanding
Units, End of
Year.............  52,985 50,931 19,145 15,291 15,044 14,031 16,037 13,827 11,272 14,894  12,107 11,002 13,921  8,881 6,868
                   ====== ====== ====== ====== ====== ====== ====== ====== ====== ======  ====== ====== ======  ===== =====
                       Global Asset                                                  Global Growth
                   Allocation Division    Voyager Division     Income Division          Division        Utilities Division
                   -------------------- -------------------- -------------------- --------------------- -------------------
                    2000   1999   1998   2000   1999   1998   2000   1999   1998   2000    1999   1998   2000   1999  1998
                   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------  ------ ------ ------  ----- -----
Net Increase
(Decrease) in
Units
 Deposits........   1,043  1,334  1,641  1,459  2,473  2,489    307    399    156  1,304   2,654  3,233    137    300   511
 Withdrawals.....     760    565  1,092    800  1,827    610    191    132     50  2,442     920  1,240    416    217   100
                   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------  ------ ------ ------  ----- -----
 Net Increase
 (Decrease) in
 Units...........     283    769    549    659    646  1,879    116    267    106 (1,138)  1,734  1,993   (279)    83   411
Outstanding
Units, Beginning
of Year..........   4,074  3,305  2,756  7,199  6,553  4,674    510    243    137  8,427   6,693  4,700    652    569   158
                   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------  ------ ------ ------  ----- -----
Outstanding
Units, End of
Year.............   4,357  4,074  3,305  7,858  7,199  6,553    626    510    243  7,289   8,427  6,693    373    652   569
                   ====== ====== ====== ====== ====== ====== ====== ====== ====== ======  ====== ====== ======  ===== =====

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity (continued)

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 2000, 1999, and 1998:

                                                                         International   International
                                                         International     Growth &           New
                                  Asia Pacific Growth       Growth          Income       Opportunities
                                        Division           Division        Division        Division
                                  --------------------- --------------- --------------- ---------------
                                   2000    1999   1998  2000 1999  1998 2000  1999 1998 2000  1999 1998
                                  ------  ------ ------ ---- ----- ---- ----- ---- ---- ----- ---- ----
Net Increase (Decrease) in Units
 Deposits.......................   3,469   6,020  7,545 663  1,626 239  1,644 633  218  1,490 980   59
 Withdrawals....................   5,231   2,866  1,168  97  1,399  46    495 495   32    152  57    5
                                  ------  ------ ------ ---  ----- ---  ----- ---  ---  ----- ---  ---
 Net (Decrease) Increase in
 Units..........................  (1,762)  3,154  6,377 566    227 193  1,149 138  186  1,338 923   54
Outstanding Units,
 Beginning of Year..............  16,484  13,330  6,953 420    193 --     324 186  --     977  54  --
                                  ------  ------ ------ ---  ----- ---  ----- ---  ---  ----- ---  ---
Outstanding Units,
 End of Year....................  14,722  16,484 13,330 986    420 193  1,473 324  186  2,315 977   54
                                  ======  ====== ====== ===  ===== ===  ===== ===  ===  ===== ===  ===

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account

  Deposits into the Separate Account purchase shares of Putnam Variable Trust. Net deposits represent the amount available for investments in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the Years ended December 31, 2000, 1999, and 1998.

                          Money Market             New Opportunities           Growth & Income             High Yield
                            Division                   Division                   Division                  Division
                    --------------------------  -------------------------  -------------------------  -----------------------
                      2000     1999     1998     2000     1999     1998     2000     1999     1998     2000    1999     1998
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
Total Gross
Deposits........... $189,168  188,742  187,420  188,376  182,910  165,316  139,727  182,206  177,459  63,816   78,150  78,118
Surrenders and
Withdrawals........   (1,050)  (3,492)  (1,772) (51,757) (67,823) (21,214) (15,717) (22,390)  (3,882) (1,321) (21,863) (2,362)
Transfers Between
Funds and General
Account............   (5,872)  23,814   (8,401) (30,421) (10,364)   3,079    3,637  (13,335) (18,609)    (27) (17,038) 10,100
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
   Total net
   Deposits,
   Surrenders,
   Withdrawals,
   and Transfers...  182,246  209,064  177,247  106,198  104,723  147,181  127,647  146,481  154,968  62,468   39,249  85,856
Deductions:
 Premium Expense
 Charges...........    5,669    5,653    5,616    5,645    5,477    4,954    4,187    5,457    5,317   1,912    2,342   2,338
 Policy Contract
 Charges...........  173,995  166,363  163,802   92,536   72,653   60,125   47,339   49,174   47,247  21,700   21,325  20,435
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
   Total
   Deductions......  179,664  172,016  169,418   98,181   78,130   65,079   51,526   54,631   52,564  23,612   23,667  22,773
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
Net Deposits into
the Separate
Account............ $  2,582   37,048    7,829    8,017   26,593   82,102   76,121   91,850  102,404  38,856   15,582  63,083
                    ========  =======  =======  =======  =======  =======  =======  =======  =======  ======  =======  ======
                       Diversified Income       Global Asset Allocation            Voyager                   Income
                            Division                   Division                   Division                  Division
                    --------------------------  -------------------------  -------------------------  -----------------------
                      2000     1999     1998     2000     1999     1998     2000     1999     1998     2000    1999     1998
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
Total Gross
Deposits........... $ 27,928   38,977   39,709   41,502   42,871   53,892  167,456  169,291  151,049   7,340    8,119   3,617
Surrenders and
Withdrawals........   (4,747)  (6,326)    (231)  (8,008)  (4,020) (14,261) (38,616) (67,619) (13,314) (1,909)    (548)    (21)
Transfers Between
Funds and General
Account............   45,422      (26) (10,398)  (6,515)     --      (129)  (1,507)     289    3,068      (6)       4     --
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
   Total net
   Deposits,
   Surrenders,
   Withdrawals,
   and Transfers...   68,603   32,625   29,080   26,979   38,851   39,502  127,333  101,961  140,803   5,425    7,575   3,596
Deductions:
 Premium Expense
 Charges...........      837    1,165    1,190    1,244    1,285    1,615    5,018    5,071    4,523     220      243     108
 Policy Contract
 Charges...........    8,588    7,894    7,405   18,820   19,405   25,779   73,130   62,050   54,033   3,389    3,357   1,921
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
   Total
   Deductions......    9,425    9,059    8,595   20,064   20,690   27,394   78,148   67,121   58,556   3,609    3,600   2,029
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
Net Deposits into
the Separate
Account............ $ 59,178   23,566   20,485    6,915   18,161   12,108   49,185   34,840   82,247   1,816    3,975   1,567
                    ========  =======  =======  =======  =======  =======  =======  =======  =======  ======  =======  ======

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account (continued)

  Deposits into the Separate Account purchase shares of Putnam Variable Trust. Net deposits represent the amount available for investments in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the Years ended December 31, 2000, 1999, and 1998.

                          Global Growth               Utilities           Asia Pacific Growth         International
                             Division                  Division                 Division             Growth Division
                     --------------------------  ----------------------  ------------------------  ---------------------
                       2000     1999     1998     2000    1999    1998    2000     1999     1998    2000    1999   1998
                     --------  -------  -------  ------  ------  ------  -------  -------  ------  ------  ------  -----
Total Gross
Deposits...........  $ 66,672   89,003   88,759   5,104   8,480   6,899   63,102   70,322  66,747  16,522  13,203  3,779
Surrenders and
Withdrawals........   (73,939) (14,384) (21,423) (7,081) (1,809)   (613) (14,836) (18,425) (2,682)    (62) (1,812)   --
Transfers Between
Funds and General
Account............    (4,625)     547    1,887    (341)     (9)  5,352  (39,084)   4,355   9,609   4,046  (6,677)   204
                     --------  -------  -------  ------  ------  ------  -------  -------  ------  ------  ------  -----
   Total net
   Deposits,
   Surrenders,
   Withdrawals,
   and Transfers...   (11,892)  75,166   69,223  (2,318)  6,662  11,638    9,182   56,252  73,674  20,506   4,714  3,983
Deductions:
 Premium Expense
 Charges...........     1,998    2,666    2,659     153     255     207    1,890    2,106   2,000     495     395    113
 Policy Contract
 Charges...........    29,719   26,304   22,875   2,961   4,722   3,581   25,431   22,361  18,042   8,378   6,059  1,391
                     --------  -------  -------  ------  ------  ------  -------  -------  ------  ------  ------  -----
   Total
   Deductions......    31,717   28,970   25,534   3,114   4,977   3,788   27,321   24,467  20,042   8,873   6,454  1,504
                     --------  -------  -------  ------  ------  ------  -------  -------  ------  ------  ------  -----
Net (Withdrawals
from) Deposits into
the Separate
Account............  $(43,609)  46,196   43,689  (5,432)  1,685   7,850  (18,139)  31,785  53,632  11,633  (1,740) 2,479
                     ========  =======  =======  ======  ======  ======  =======  =======  ======  ======  ======  =====
                                                  International New
                      International Growth &        Opportunities
                         Income Division               Division
                     --------------------------  ----------------------
                       2000     1999     1998     2000    1999    1998
                     --------  -------  -------  ------  ------  ------
Total Gross
Deposits...........  $ 16,398   10,118    3,740  18,269  15,623     961
Surrenders and
Withdrawals........      (778)  (2,385)    (218)   (720)   (173)    --
Transfers Between
Funds and General
Account............    14,887    1,193       25  18,916     421      21
                     --------  -------  -------  ------  ------  ------
   Total net
   Deposits,
   Surrenders,
   Withdrawals,
   and Transfers...    30,507    8,926    3,547  36,465  15,871     982
Deductions:
 Premium Expense
 Charges...........       491      303      112     548     468      29
 Policy Contract
 Charges...........    11,619    6,876    1,161   9,345   1,975     364
                     --------  -------  -------  ------  ------  ------
   Total
   Deductions......    12,110    7,179    1,273   9,893   2,443     393
                     --------  -------  -------  ------  ------  ------
Net Deposits into
the Separate
Account............  $ 18,397    1,747    2,274  26,572  13,428     589
                     ========  =======  =======  ======  ======  ======

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 2000

                                                     Number    Market
                                                    of Shares  Value     Cost
                                                    --------- -------- --------
Putnam Variable Trust:
  Money Market Fund................................  65,391   $ 65,391 $ 65,391
  New Opportunities Fund...........................  16,238    485,344  439,464
  Growth & Income Fund.............................  23,075    596,483  597,958
  High Yield Fund..................................  21,533    193,369  245,359
  Diversified Income Fund..........................  17,849    163,316  180,009
  Global Asset Fund................................   6,241    103,973  111,150
  Voyager Fund.....................................  10,457    510,504  476,862
  Income Fund......................................     776      9,787    9,736
  Global Growth Fund...............................  11,289    203,354  230,284
  Utilities Fund...................................     497      9,016    8,240
  Asia Pacific Growth Fund.........................  15,606    145,131  163,022
  International Growth Fund........................   1,052     18,636   18,821
  International Growth & Income Fund...............   1,743     23,148   23,334
  International New Opportunities Fund.............   2,375     32,160   41,347


                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 2000) of .770%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.670%, 4.330%, and 10.330%, respectively.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                  1.670%)
                              -------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                              ------------------------------      -------------------------------
             PREM              CASH             DEATH              CASH              DEATH
 YR        at 5.00%           VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           ------           --------           -------           --------
  1        $  6,161           $3,047           $500,000           $ 4,877           $500,000
  2          12,630            5,889            500,000             9,588            500,000
  3          19,423            8,484            500,000            14,171            500,000
  4          26,555           10,825            500,000            18,561            500,000
  5          34,045           12,887            500,000            22,769            500,000
  6          41,908           14,652            500,000            26,798            500,000
  7          50,165           16,091            500,000            30,655            500,000
  8          58,834           17,161            500,000            34,281            500,000
  9          67,937           17,828            500,000            37,743            500,000
 10          77,496           18,061            500,000            40,986            500,000
 11          87,532           17,852            500,000            43,954            500,000
 12          98,070           17,167            500,000            46,714            500,000
 13         109,134           16,001            500,000            49,216            500,000
 14         120,752           14,326            500,000            51,407            500,000
 15         132,951           12,086            500,000            53,294            500,000
 16         145,760            9,217            500,000            54,881            500,000
 17         159,209            5,607            500,000            56,116            500,000
 18         173,331            1,119            500,000            56,945            500,000
 19         188,159                0                  0            57,379            500,000
 20         203,728                0                  0            57,363            500,000
 25         294,060                0                  0            47,631            500,000
 30         409,348                0                  0             8,780            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 1.00%                        (Monthly Premium:
                                                     $500.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 0.00% (NET RATE at
                                                   4.330%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,146           $500,000           $  5,036           $500,000
  2          12,630             6,272            500,000             10,204            500,000
  3          19,423             9,328            500,000             15,546            500,000
  4          26,555            12,303            500,000             21,002            500,000
  5          34,045            15,165            500,000             26,584            500,000
  6          41,908            17,889            500,000             32,302            500,000
  7          50,165            20,434            500,000             38,165            500,000
  8          58,834            22,748            500,000             44,121            500,000
  9          67,937            24,781            500,000             50,240            500,000
 10          77,496            26,488            500,000             56,472            500,000
 11          87,532            27,840            500,000             62,769            500,000
 12          98,070            28,787            500,000             69,199            500,000
 13         109,134            29,302            500,000             75,721            500,000
 14         120,752            29,332            500,000             82,290            500,000
 15         132,951            28,796            500,000             88,916            500,000
 16         145,760            27,601            500,000             95,611            500,000
 17         159,209            25,597            500,000            102,333            500,000
 18         173,331            22,606            500,000            109,041            500,000
 19         188,159            18,426            500,000            115,752            500,000
 20         203,728            12,849            500,000            122,426            500,000
 25         294,060                 0                  0            153,160            500,000
 30         409,348                 0                  0            170,188            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.330%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,244           $500,000           $  5,193           $500,000
  2          12,630             6,663            500,000             10,833            500,000
  3          19,423            10,226            500,000             17,007            500,000
  4          26,555            13,942            500,000             23,700            500,000
  5          34,045            17,800            500,000             30,976            500,000
  6          41,908            21,796            500,000             38,900            500,000
  7          50,165            25,914            500,000             47,547            500,000
  8          58,834            30,126            500,000             56,935            500,000
  9          67,937            34,407            500,000             67,212            500,000
 10          77,496            38,738            500,000             78,421            500,000
 11          87,532            43,122            500,000             90,612            500,000
 12          98,070            47,538            500,000            103,962            500,000
 13         109,134            51,994            500,000            118,558            500,000
 14         120,752            56,476            500,000            134,500            500,000
 15         132,951            60,946            500,000            151,958            500,000
 16         145,760            65,360            500,000            171,123            500,000
 17         159,209            69,622            500,000            192,166            500,000
 18         173,331            73,615            500,000            215,292            500,000
 19         188,159            77,205            500,000            240,785            500,000
 20         203,728            80,254            500,000            268,927            500,000
 25         294,060            82,560            500,000            463,238            537,356
 30         409,348            31,725            500,000            783,934            838,810

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                   1.670%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,804           $508,804           $ 10,640           $510,640
  2          25,261            17,290            517,290             21,007            521,007
  3          38,846            25,415            525,415             31,143            531,143
  4          53,111            33,175            533,175             40,979            540,979
  5          68,090            40,544            540,544             50,527            550,527
  6          83,817            47,506            547,506             59,791            559,791
  7         100,330            54,033            554,033             68,776            568,776
  8         117,669            60,083            560,083             77,422            577,422
  9         135,875            65,625            565,625             85,799            585,799
 10         154,992            70,631            570,631             93,847            593,847
 11         175,064            75,097            575,097            101,507            601,507
 12         196,140            78,998            578,998            108,849            608,849
 13         218,269            82,337            582,337            115,820            615,820
 14         241,505            85,093            585,093            122,362            622,362
 15         265,903            87,224            587,224            128,481            628,481
 16         291,521            88,680            588,680            134,184            634,184
 17         318,419            89,367            589,367            139,414            639,414
 18         346,663            89,172            589,172            144,113            644,113
 19         376,319            87,986            587,986            148,296            648,296
 20         407,457            85,714            585,714            151,907            651,907
 25         588,120            56,384            556,384            158,477            658,477
 30         818,697                 0                  0            134,603            634,603

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.330%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,092           $509,092           $ 10,987           $510,987
  2          25,261             18,400            518,400             22,353            522,353
  3          38,846             27,886            527,886             34,150            534,150
  4          53,111             37,545            537,545             46,323            546,323
  5          68,090             47,353            547,353             58,895            558,895
  6          83,817             57,292            557,292             71,884            571,884
  7         100,330             67,332            567,332             85,306            585,306
  8         117,669             77,429            577,429             99,114            599,114
  9         135,875             87,541            587,541            113,393            613,393
 10         154,992             97,634            597,634            128,094            628,094
 11         175,064            107,693            607,693            143,169            643,169
 12         196,140            117,681            617,681            158,702            658,702
 13         218,269            127,590            627,590            174,651            674,651
 14         241,505            137,384            637,384            190,968            690,968
 15         265,903            147,004            647,004            207,668            707,668
 16         291,521            156,382            656,382            224,769            724,769
 17         318,419            165,397            665,397            242,219            742,219
 18         346,663            173,906            673,906            259,968            759,968
 19         376,319            181,758            681,758            278,035            778,035
 20         407,457            188,809            688,809            296,366            796,366
 25         588,120            208,283            708,283            388,922            888,922
 30         818,697            181,402            681,402            469,084            969,084

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                 10.330%)
                           --------------------------------------------------------------------
                                 GUARANTEED*                          CURRENT**
                           -------------------------------     --------------------------------
            PREM             CASH             DEATH              CASH              DEATH
 YR       at 5.00%          VALUE            BENEFIT             VALUE            BENEFIT
 ---      --------         --------         ----------         ---------         ----------
  1       $ 12,322         $  9,374         $  509,374         $  11,329         $  511,329
  2         25,261           19,535            519,535            23,728            523,728
  3         38,846           30,512            530,512            37,344            537,344
  4         53,111           42,378            542,378            52,229            552,229
  5         68,090           55,192            555,192            68,519            568,519
  6         83,817           69,029            569,029            86,360            586,360
  7        100,330           83,954            583,954           105,912            605,912
  8        117,669          100,032            600,032           127,282            627,282
  9        135,875          117,336            617,336           150,728            650,728
 10        154,992          135,956            635,956           176,395            676,395
 11        175,064          156,016            656,016           204,442            704,442
 12        196,140          177,626            677,626           235,186            735,186
 13        218,269          200,941            700,941           268,843            768,843
 14        241,505          226,105            726,105           305,644            805,644
 15        265,903          253,255            753,255           345,914            845,914
 16        291,521          282,531            782,531           390,011            890,011
 17        318,419          314,041            814,041           438,264            938,264
 18        346,663          347,884            847,884           491,032            991,032
 19        376,319          384,171            884,171           548,788          1,048,788
 20        407,457          423,034            923,034           611,979          1,111,979
 25        588,120          663,663          1,163,663         1,027,549          1,527,549
 30        818,697          999,199          1,499,199         1,668,095          2,168,095

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                   1.670%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 7,523           $500,000           $  9,974           $500,000
  2          25,261            14,695            500,000             19,718            500,000
  3          38,846            21,453            500,000             29,148            500,000
  4          53,111            27,770            500,000             38,337            500,000
  5          68,090            33,626            500,000             47,233            500,000
  6          83,817            39,024            500,000             55,788            500,000
  7         100,330            43,924            500,000             64,071            500,000
  8         117,669            48,388            500,000             72,042            500,000
  9         135,875            52,344            500,000             79,657            500,000
 10         154,992            55,773            500,000             86,929            500,000
 11         175,064            58,630            500,000             93,871            500,000
 12         196,140            60,828            500,000            100,442            500,000
 13         218,269            62,263            500,000            106,604            500,000
 14         241,505            62,827            500,000            112,375            500,000
 15         265,903            62,418            500,000            117,718            500,000
 16         291,521            60,970            500,000            122,598            500,000
 17         318,419            58,401            500,000            127,031            500,000
 18         346,663            54,641            500,000            130,793            500,000
 19         376,319            49,593            500,000            133,805            500,000
 20         407,457            43,064            500,000            136,031            500,000
 25         588,120                 0                  0            131,671            500,000
 30         818,697                 0                  0             86,584            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.330%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,769           $500,000           $ 10,299           $500,000
  2          25,261             15,646            500,000             20,982            500,000
  3          38,846             23,569            500,000             31,976            500,000
  4          53,111             31,512            500,000             43,366            500,000
  5          68,090             39,454            500,000             55,118            500,000
  6          83,817             47,400            500,000             67,197            500,000
  7         100,330             55,332            500,000             79,691            500,000
  8         117,669             63,259            500,000             92,577            500,000
  9         135,875             71,173            500,000            105,836            500,000
 10         154,992             79,041            500,000            119,503            500,000
 11         175,064             86,829            500,000            133,615            500,000
 12         196,140             94,462            500,000            148,166            500,000
 13         218,269            101,851            500,000            163,156            500,000
 14         241,505            108,904            500,000            178,638            500,000
 15         265,903            115,538            500,000            194,626            500,000
 16         291,521            121,702            500,000            211,141            500,000
 17         318,419            127,337            500,000            228,254            500,000
 18         346,663            132,397            500,000            245,867            500,000
 19         376,319            136,814            500,000            264,010            500,000
 20         407,457            140,447            500,000            282,761            500,000
 25         588,120            137,277            500,000            388,759            500,000
 30         818,697             53,370            500,000            531,269            557,833

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                              10.330%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      at 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,011       $  500,000       $   10,620       $  500,000
  2        25,261           16,618          500,000           22,274          500,000
  3        38,846           25,819          500,000           34,981          500,000
  4        53,111           35,656          500,000           48,927          500,000
  5        68,090           46,182          500,000           64,192          500,000
  6        83,817           57,486          500,000           80,870          500,000
  7       100,330           69,647          500,000           99,191          500,000
  8       117,669           82,787          500,000          119,297          500,000
  9       135,875           97,024          500,000          141,355          500,000
 10       154,992          112,477          500,000          165,609          500,000
 11       175,064          129,282          500,000          192,334          500,000
 12       196,140          147,571          500,000          221,802          500,000
 13       218,269          167,494          500,000          254,331          500,000
 14       241,505          189,246          500,000          290,333          500,000
 15       265,903          213,085          500,000          330,247          500,000
 16       291,521          239,358          500,000          374,590          500,000
 17       318,419          268,487          500,000          423,987          504,545
 18       346,663          300,998          500,000          478,647          564,803
 19       376,319          337,518          500,000          538,693          630,271
 20       407,457          378,787          500,000          604,656          701,401
 25       588,120          674,053          721,236        1,048,592        1,121,993
 30       818,697        1,154,823        1,212,564        1,769,366        1,857,835

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
                                                     (Monthly Premium:
                                                     $2,166.67)

PREMIUM TAX: 2.00%

                                  FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                    1.670%)
                               ----------------------------------------------------------------------
                                    GUARANTEED*                            CURRENT**
                               --------------------------------      --------------------------------
             PREM                CASH              DEATH               CASH              DEATH
 YR        at 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       ---------           --------           --------           --------           --------
  1        $  26,698           $ 20,807           $520,807           $ 23,276           $523,276
  2           54,732             40,978            540,978             46,070            546,070
  3           84,168             60,446            560,446             68,294            568,294
  4          115,075             79,181            579,181             90,023            590,023
  5          147,528             97,160            597,160            111,200            611,200
  6          181,603            114,384            614,384            131,769            631,769
  7          217,382            130,831            630,831            151,806            651,806
  8          254,950            146,506            646,506            171,261            671,261
  9          294,397            161,395            661,395            190,077            690,077
 10          335,816            175,456            675,456            208,266            708,266
 11          379,305            188,645            688,645            225,839            725,839
 12          424,970            200,869            700,869            242,741            742,741
 13          472,917            212,021            712,021            258,918            758,918
 14          523,262            221,995            721,995            274,387            774,387
 15          576,124            230,698            730,698            289,098            789,098
 16          631,629            238,086            738,086            302,995            802,995
 17          689,909            244,110            744,110            316,101            816,101
 18          751,104            248,746            748,746            328,108            828,108
 19          815,358            251,952            751,952            338,911            838,911
 20          882,825            253,598            753,598            348,466            848,466
 25        1,274,261            230,248            730,248            373,197            873,197
 30        1,773,845            132,631            632,631            347,209            847,209

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
                                                     (Monthly Premium:
                                                     $2,166.67)

PREMIUM TAX: 2.00%

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                             ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                               4.330%)
                          --------------------------------------------------------------
                               GUARANTEED*                       CURRENT**
                          ----------------------------    ------------------------------
            PREM            CASH           DEATH             CASH            DEATH
 YR       at 5.00%         VALUE          BENEFIT           VALUE           BENEFIT
 ---     ----------       --------       ----------       ----------       ----------
  1      $   26,698       $ 21,487       $  521,487       $   24,037       $  524,037
  2          54,732         43,606          543,606           49,017          549,017
  3          84,168         66,305          566,305           74,884          574,884
  4         115,075         89,566          589,566          101,744          601,744
  5         147,528        113,377          613,377          129,571          629,571
  6         181,603        137,749          637,749          158,340          658,340
  7         217,382        162,672          662,672          188,161          688,161
  8         254,950        188,161          688,161          219,017          719,017
  9         294,397        214,213          714,213          250,887          750,887
 10         335,816        240,796          740,796          283,814          783,814
 11         379,305        267,873          767,873          317,844          817,844
 12         424,970        295,356          795,356          352,959          852,959
 13         472,917        323,134          823,134          389,138          889,138
 14         523,262        351,093          851,093          426,433          926,433
 15         576,124        379,125          879,125          464,828          964,828
 16         631,629        407,167          907,167          504,302        1,004,302
 17         689,909        435,147          935,147          544,909        1,044,909
 18         751,104        463,013          963,013          586,369        1,086,369
 19         815,358        490,695          990,695          628,593        1,128,593
 20         882,825        518,027        1,018,027          671,548        1,171,548
 25       1,274,261        639,026        1,139,026          892,968        1,392,968
 30       1,773,845        701,250        1,201,250        1,110,849        1,610,849

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67)


                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                10.330%)
                          ----------------------------------------------------------------
                                GUARANTEED*                        CURRENT**
                          ------------------------------    ------------------------------
            PREM             CASH            DEATH             CASH            DEATH
 YR       at 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     ----------       ----------       ----------       ----------       ----------
  1      $   26,698       $   22,155       $  522,155       $   24,784       $  524,784
  2          54,732           46,291          546,291           52,028          552,028
  3          84,168           72,531          572,531           81,886          581,886
  4         115,075          101,048          601,048          114,695          614,695
  5         147,528          132,039          632,039          150,693          650,693
  6         181,603          165,748          665,748          190,140          690,140
  7         217,382          202,419          702,419          233,461          733,461
  8         254,950          242,351          742,351          280,993          780,993
  9         294,397          285,850          785,850          333,104          833,104
 10         335,816          333,230          833,230          390,265          890,265
 11         379,305          384,829          884,829          453,001          953,001
 12         424,970          440,969          940,969          521,817        1,021,817
 13         472,917          501,991        1,001,991          597,273        1,097,273
 14         523,262          568,267        1,068,267          680,063        1,180,063
 15         576,124          640,223        1,140,223          770,876        1,270,876
 16         631,629          718,378        1,218,378          870,473        1,370,473
 17         689,909          803,301        1,303,301          979,770        1,479,770
 18         751,104          895,642        1,395,642        1,099,431        1,599,431
 19         815,358          996,103        1,496,103        1,230,401        1,730,401
 20         882,825        1,105,363        1,605,363        1,373,780        1,873,780
 25       1,274,261        1,808,464        2,308,464        2,320,834        2,820,834
 30       1,773,845        2,859,596        3,359,596        3,806,496        4,306,496

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                                        MFS Variable Insurance
                                                        Trust
                     [PARAGON LIFE INSURANCE COMPANY LOGO]
            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 2001

                                                                      50456 Com

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of MFS Variable Insurance Trust:

                FUND                                      FUND
MFS Emerging Growth Series                MFS Global Governments Series
MFS Capital Opportunities Series          MFS Emerging Markets Equity Series
MFS Research Series                       MFS Bond Series
                                          MFS Limited Maturity Series
MFS Investors Trust Series
MFS Total Return Series                   MFS Money Market Series
MFS Utilities Series                      MFS New Discovery Series
MFS High Income Series
                                          MFS Investors Growth Stock Series

                The date of this Prospectus is May 1, 2001.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company and the Separate Account.....................................  10
  The Company
  The Separate Account
  The Underlying Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  15
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  25
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  29
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  32
Distribution of the Policies.............................................  36
General Provisions of the Group Contract.................................  37
Federal Tax Matters......................................................  38
Safekeeping of the Separate Account's Assets.............................  40
Voting Rights............................................................  41
State Regulation of the Company..........................................  41
Management of the Company................................................  42
Legal Matters............................................................  43
Legal Proceedings........................................................  43
Experts..................................................................  43
Additional Information...................................................  43
Definitions..............................................................  44
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employee-sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account, and The Funds") for a complete description of the available. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% from all premiums paid to cover state premium taxes. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured, and cost of insurance charge, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for Federal or state income taxes. (See "federal Tax Matters.")

  . Annual Expenses of the Funds . The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses as a percentage of net assets for the year ended December 31, 2000. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                                                        Total
                                                                        Annual
          Fund                     Management Fees Other Expenses(/1/) Expenses
          ----                     --------------- ------------------- --------
     MFS Emerging Growth
      Series(/1/)                       0.75%             0.10%         0.85%
     MFS Capital Opportunities
      Series(/1/)                       0.75%             0.16%         0.91%
     MFS Research Series(/1/)           0.75%             0.10%         0.85%
     MFS Investors Trust
      Series(/1/)                       0.75%             0.12%         0.87%
     MFS Total Return Series(/1/)       0.75%             0.15%         0.90%
     MFS Utilities Series(/1/)          0.75%             0.16%         0.91%
     MFS High Income
      Series(/1/,/2/)                   0.75%             0.24%         0.99%
     MFS Global Governments
      Series(/1/,/2/)                   0.75%             0.32%         1.07%
     MFS Emerging Markets Equity
      Series(/1/,/2/)                   1.25%             3.59%         4.84%
     MFS Bond Series(/1/,/2/)           0.60%             0.40%         1.00%
     MFS Limited Maturity
      Series(/1/,/2/)                   0.55%             2.98%         3.53%
     MFS Money Market
      Series(/1/,/2/)                   0.50%             0.49%         0.99%
     MFS New Discovery
      Series(/1/,/2/)                   0.90%             0.19%         1.09%
     MFS Investors Growth
      Series(/1/,/2/)                   0.75%             0.17%         0.92%

  (/1/Each)series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Annual Expenses would be lower for each series and would equal:

     Emerging Growth Series         0.84%
     Capital Opportunities Series   0.90%
     Research Series                0.84%
     Investors Trust Series         0.86%
     Global Governments Series      0.90%
     Emerging Markets Equity Series 1.50%
     Bond Series                    0.75%
     Limited Maturity Series        1.00%
     Money Market Series            0.60%
     New Discovery Series           1.05%
     Investors Growth Stock Series  0.90%
     Total Return Series            0.89%
     Utilities Series               0.90%
     High Income                    0.90%

  (/2/MFS)has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above", do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for the Capital Opportunities Series, 0.15% for the High Income Series, 0.15% for the Global Governments Series, 0.25% for the Emerging Markets Equity Series, 0.15% for the Bond Series, 0.45% Limited Maturity Series, 0.10% for the Money Market Series, 0.15% for the New Discovery Series, and 0.15% for the Investors Growth Series.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                      THE COMPANY AND THE SEPARATE ACCOUNT

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on our December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 2000, it had assets of $403 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies we issue.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

MFS Variable Insurance Trust

The Separate Account invests shares of MFS Variable Insurance Trust, a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the Prospectus for MFS Variable Insurance Trust. The assets of the Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio.

The following summarizes the investment policies of each Fund:

MFS Emerging Growth Series

MFS Emerging Growth Series seeks to provide long-term growth of capital. The series may invest up to 25% of its net assets in foreign securities, including emerging market securities.

MFS Capital Opportunities Series

MFS Capital Opportunities Series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS Research Series

MFS Research Series seeks long-term growth of capital and future income. The series may invest in foreign equity securities (including emerging market securities) through which it may have exposure to foreign currencies.

MFS Investors Trust Series

  Please note: This series was formally Growth With Income Series

MFS Investors Trust Series seeks mainly to provide long-term growth of capital and secondarily to provide reasonable and current income. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the fund may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS Total Return Series

MFS Total Return Series' main objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income.

MFS Utilities Series

MFS Utilities Series seeks capital growth and current income (income above that invested entirely in equity securities). The series invests under normal market conditions, at least 65% of its total assets in equity and debt securities of domestic and foreign (including emerging market) companies in the utilities industry.

MFS High Income Series

MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its total assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds.

MFS Global Governments Series

MFS Global Governments Series seeks to provide income and capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, or one of its agencies or instrumentalities and foreign government securities, which are bonds or other debt obligations issued by foreign governments, including emerging market governments.

MFS Emerging Markets Equity Series

  Please note: Shares of this series are not available for purchase by variable life policyholders whose policies take effect on or after May 1, 1999.

MFS Foreign & Colonial Emerging Markets Equity Series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging market issuers. Emerging market issuers are issuers whose principal activities are located in emerging market countries.

MFS Bond Series

MFS Bond Series seeks to primarily provide as high a level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders' capital. The series invests, under normal market conditions, at least 65% of its total assets in corporate bonds, U.S. Government securities, and mortgage-backed and asset-backed securities.

MFS Limited Maturity Series

  Please note: Shares of this series are not available for purchase by variable life policyholders whose policies take effect on or after May 1, 1999.

MFS Limited Maturity Series seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. The series invests, under normal market conditions, at least 65% of its total assets in fixed income securities with "limited" maturities (generally securities with remaining maturities of 5 years or less.)

MFS Money Market Series

MFS Money Market Series seeks as high a level of current income as is considered consistent with preservation of capital and liquidity. The series is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series invests in money market instruments, which are short-term notes or other debt securities issued by banks or other corporations, or the U.S. government or other governmental entities.

MFS New Discovery Series

MFS New Discovery Series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either early in their life cycle but have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate.

MFS Investors Growth Stock Series

  Please note: This series was formally Growth Series

MFS Investors Growth Stock Series seeks to provide long-term growth of capital and future income rather than current income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which the MFS believes offer better than average prospects for long-term growth.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of other policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate

Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue

Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the prmeiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  .20 days from the date the Owner received the new Policy specifications page for the increase;

  .within 10 days of mailing the right to cancellation notice to the Owner;
   or

  .within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

(b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

(d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

(e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

(7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

(8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

(6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

(1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

(2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

(3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  .(b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account).

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2)31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value (not including amounts credited to the Loan Account) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                      Subsequent
   Eligible Employees                                      First Year   Years
   ------------------                                      ---------- ----------
   250-499................................................   $5.00      $2.50
   500-999................................................   $4.75      $2.25
   1,000+.................................................   $4.50      $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Maturity Date Endorsement. Provides a change in the maturity date to be the date of death of the Insured, provided the Policy remains in force to that date with sufficient Cash Surrender Value. The guaranteed cost of insurance rate for the last Policy Year in the Policy shall apply for all later Policy Years. (See Federal Tax Matters.)

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York Insurance Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years. In addition, compensation may be paid to representatives of MetLife for referrals.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Extension of Maturity Date. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years/1/
 ------------------------ -----------------------------------------------------
 Executive Officers/2/


  Anthony F. Trani/3/     President and Chief Executive Officer since August
                          2000. Formerly Vice President--Institutional Markets,
                          Metropolitan Life Insurance Company June 1998--August
                          2000. Chief Marketing Officer--Institutional Markets,
                          Metropolitan Life Insurance Company May 1996--June
                          1998.

  Craig K. Nordyke/3/     Executive Vice President and Chief Actuary since
                          November 1996. Vice President and Chief Actuary
                          August 1990--November 1996.

  Matthew K. Duffy        Vice President and Chief Financial Officer since June
                          1996. Formerly Director of Accounting, Prudential
                          Insurance Company of America, March 1987--June 1996.

  Matthew P. McCauley/3/  Vice President and General Counsel since 1984.
                          Secretary since August 1981. Vice President and
                          Associate General Counsel, General American since
                          December 1995.

  John R. Tremmel         Vice President--Operations and System Development
                          since January 1999. Formerly Chief Operating Officer,
                          ISP Alliance, April 1998--December 1998. Vice
                          President and General Manager of National Operations
                          Centers, Norell Corporation, January 1995--March
                          1998.

  Michael J. McDermott/3/ Vice President--Sales since January 2001. Formerly
                          Vice President--Institutional Markets, Metropolitan
                          Life Insurance Company June 1998--January 2001.
                          Regional Vice President--Institutional Markets,
                          Metropolitan Life Insurance Company, May 1996--June
                          1998.

 Directors/4/


  Nicholas D. Latrenta    Senior Vice President--Institutional Business
                          Operations since October 1, 2000. Formerly Senior
                          Vice President International Operations March 1999--
                          October 2000. Senior Vice President--Institutional
                          Business May 1997--March 1999. Vice President--
                          Institutional Business May 1996--May 1997.

  Roy C. Albertalli       Chief Counsel--Institutional Business Operations
                          since June 2000. Formerly Vice President and
                          Associate General Counsel--Institutional Business
                          Operations May 1996--June 2000.

  Eugene Marks, Jr.       Senior Vice President--Institutional Business
                          Operations since January 1998. Formerly Vice
                          President--Institutional Business Operations November
                          1990--January 1998.

  Stanley J. Talbi        Senior Vice President and Chief Actuary--Corporate
                          Actuarial and Corporate Risk Management since July
                          2000. Formerly Senior Vice President and Chief
                          Financial Officer--Institutional Business Operations
                          January 1997--July 2000. Vice President and Senior
                          Actuary--Group and Individual Retirement and Savings
                          Business Operations January 1993--January 1997.

  Michael W. Witwer       Vice President--Life Products since March 1995.
                          Formerly Regional Vice President--North Central
                          Region May 1992--February 1995.


--------

/1/All positions listed are with the Company unless otherwise indicated.

/2/The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, MO 63105; except Matthew
   P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.

/3/Indicates Executive Officers who are also Directors.

/4/All positions listed for Directors are with Metropolitan Life Insurance
   Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer --Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements as of and for the year ended December 31, 2000 of the Company and the Separate Account included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Company as of and for the two-years ended December 31, 1999 and the Separate Account for the two-years ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving and the day before Christmas when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                       INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company (the "Company") as of December 31, 2000 (Successor Company balance sheet), and the related statements of operations and comprehensive income
(loss), stockholder's equity, and cash flows for the year ended December 31, 2000 (Successor Company operations). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the years ended December 31, 1999 and 1998 (Predecessor Company operations) were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on those statements.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2000 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

  As more fully discussed in Note 1 to the financial statements, the Predecessor Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

Deloitte & Touche LLP

St. Louis, Missouri

March 7, 2001

[KPMG LOGO]

                          Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company as of December 31, 1999 and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

  /s/ KPMG

March 10, 2000



            KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 2000 and 1999

               (in thousands of dollars, except share data)

                                                                  Predecessor's
                                                                      Basis
                                                         -------- -------------
                                                           2000       1999
                                                         -------- -------------
                         Assets
Fixed maturities, available for sale.................... $ 84,006   $ 81,421
Policy loans............................................   20,067     16,954
Cash and cash equivalents...............................   10,018     10,591
                                                         --------   --------
    Total cash and invested assets......................  114,091    108,966
                                                         --------   --------
Reinsurance recoverables................................    1,649      1,314
Deposits relating to reinsured policyholder account
 balances...............................................    7,236      7,020
Accrued investment income...............................    2,004      1,853
Deferred policy acquisition costs.......................    4,836     24,357
Value of business acquired..............................   25,995        --
Goodwill................................................    3,361        --
Fixed assets and leasehold improvements, net............    2,208      1,031
Other assets............................................      578        262
Separate account assets.................................  241,423    255,190
                                                         --------   --------
    Total assets........................................ $403,381   $399,993
                                                         ========   ========
          Liabilities and Stockholder's Equity
Policyholder account balances........................... $107,266   $101,665
Policy and contract claims..............................    1,571      1,691
Federal income taxes payable............................      583      1,007
Other liabilities and accrued expenses..................    3,082      3,734
Payable to affiliates...................................    2,917      3,803
Due to separate account.................................      202        192
Deferred tax liability..................................    6,266      3,070
Separate account liabilities............................  241,423    255,126
                                                         --------   --------
    Total liabilities...................................  363,310    370,288
                                                         --------   --------
Stockholder's equity:
  Common stock, par value $150; 100,000 shares
   authorized;
   20,500 shares issued and outstanding.................    3,075      2,050
  Additional paid-in capital............................   33,123     17,950
  Accumulated other comprehensive income (loss).........      869     (2,748)
  Retained earnings.....................................    3,004     12,453
                                                         --------   --------
    Total stockholder's equity..........................   40,071     29,705
                                                         --------   --------
    Total liabilities and stockholder's equity.......... $403,381   $399,993
                                                         ========   ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

         Statements of Operations and Comprehensive Income (Loss)

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                           Predecessor's Basis
                                                           --------------------
                                                   2000      1999       1998
                                                  -------  ---------  ---------
Revenues:
  Policy contract charges........................ $22,809    $24,577    $20,437
  Net investment income..........................   8,748      7,726      6,983
  Commissions and expense allowances on
   reinsurance ceded.............................     190        292        124
  Net realized investment (losses) gains.........  (1,027)        57         53
                                                  -------  ---------  ---------
    Total revenues...............................  30,720     32,652     27,597
                                                  =======  =========  =========
Benefits and expenses:
  Policy benefits................................   4,742      4,616      4,774
  Interest credited to policyholder account
   balances......................................   5,743      5,524      5,228
  Commissions, net of capitalized costs..........     381        445        167
  General and administration expenses, net of
   capitalized costs.............................  12,787     16,181      9,511
  Amortization of deferred policy acquisition
   costs.........................................     --       1,631      1,150
  Amortization of value of business..............   2,092        --         --
  Amortization of goodwill.......................     177        --         --
                                                  -------  ---------  ---------
    Total benefits and expenses..................  25,922     28,397     20,830
                                                  =======  =========  =========
    Income before federal income tax expense.....   4,798      4,255      6,766
Federal income taxes.............................   1,703      1,499      2,368
                                                  -------  ---------  ---------
Net income.......................................   3,095      2,756      4,398
Other comprehensive income (loss)................   3,617     (5,557)       851
                                                  -------  ---------  ---------
Comprehensive income (loss)...................... $ 6,712  $  (2,801) $   5,249
                                                  =======  =========  =========


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital   income (loss) earnings    equity
                         ------ ---------- ------------- -------- -------------
Predecessor's basis
 balance at January 1,
 1998................... $2,050  $17,950      $ 1,958    $ 5,299     $27,257
  Net income............    --       --           --       4,398       4,398
  Other comprehensive
   income...............    --       --           851        --          851
                         ------  -------      -------    -------     -------
Balance at December 31,
 1998...................  2,050   17,950        2,809      9,697      32,506
  Net income............    --       --           --       2,756       2,756
  Other comprehensive
   loss.................    --       --        (5,557)       --       (5,557)
                         ------  -------      -------    -------     -------
Balance at December 31,
 1999...................  2,050   17,950       (2,748)    12,453      29,705
                         ------  -------      -------    -------     -------
Balance at January 1,
 2000...................  2,050   34,057       (2,748)       --       33,359
  Par value change......  1,025   (1,025)         --         --          --
  Net income............    --       --           --       3,095       3,095
  Other comprehensive
   income...............    --       --         3,617        --        3,617
                         ------  -------      -------    -------     -------
Balance at December 31,
 2000................... $3,075  $33,032      $   869    $ 3,095     $40,071
                         ======  =======      =======    =======     =======


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                              Predecessor's
                                                                  Basis
                                                            ------------------
                                                    2000      1999      1998
                                                   -------  --------  --------
Cash flows from operating activities:
  Net income...................................... $ 3,095  $  2,756  $  4,398
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables....................    (335)     (144)      563
      Deposits relating to reinsured policyholder
       account balances...........................    (216)     (332)     (272)
      Accrued investment income...................    (151)     (308)     (168)
      Federal income tax payable..................    (424)      726       118
      Other assets................................  (1,493)    3,316    (1,821)
      Policy and contract claims..................    (120)       19       587
      Other liabilities and accrued expenses......    (103)     (209)      457
      Payable to affiliates.......................    (886)    1,741       442
      Company ownership of separate account.......      64       (64)      --
      Due to separate account.....................      10         9       122
    Deferred tax expense..........................   1,186       469       740
    Policy acquisition costs deferred.............  (4,836)   (4,185)   (3,808)
    Amortization of deferred policy acquisition
     costs........................................     --      1,631     1,150
    Amortization of value of business acquired....   2,092       --        --
    Amortization of goodwill......................     177       --        --
    Interest credited to policyholder accounts....   5,743     5,524     5,228
    (Accretion) amortization of net investments...    (101)       92        39
    Net gain (loss) on sales and calls of fixed
     maturities...................................   1,027       (57)      (53)
                                                   -------  --------  --------
Net cash provided by operating activities.........   4,729    10,984     7,722
                                                   -------  --------  --------
Cash flows from investing activities:
  Purchase of fixed maturities....................  (6,007)  (12,515)  (14,954)
  Sale or maturity of fixed maturities............   3,960     4,695     8,632
  Increase in policy loans, net...................  (3,113)   (2,819)   (2,648)
                                                   -------  --------  --------
Net cash used in investing activities.............  (5,160)  (10,639)   (8,970)
                                                   -------  --------  --------
Cash flows from financing activities:
  Net policyholder account deposits...............    (142)    2,807     2,954
                                                   -------  --------  --------
Net (decrease) increase in cash and cash
 equivalents......................................    (573)    3,152     1,706
Cash and cash equivalents at beginning of year....  10,591     7,439     5,733
                                                   -------  --------  --------
Cash and cash equivalents at end of year.......... $10,018  $ 10,591  $  7,439
                                                   -------  --------  --------
Supplemental disclosure of cash flow information:
  Cash paid for income taxes...................... $  (941) $   (346) $ (1,460)
                                                   =======  ========  ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                       Notes to Financial Statements

                         (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

  Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

  The acquistion of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

  As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For periods prior to the date of acquisition, the Company is referred to as the "Predecessor Company".

  The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

                         PARAGON LIFE INSURANCE COMPANY

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 2000 and 1999, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis.

 (c) Value of Business Acquired

  Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

 (d) Goodwill

  The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2000, net of accumulated amortization of $177, was $3,361.

(e) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2000, 1999 and 1998. The actual crediting rate was 6.1% in 2000, ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998.

                         PARAGON LIFE INSURANCE COMPANY

 (f) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The company will file two short-period consolidated federal income tax returns for year 2000. For the short period prior to acquisition of GenAmerica Financial Corporation by Metropolitan Life Insurance Company, the Company will file with General American Mutual Holding Company. For the short period after the acquisition by Metropolitan Life Insurance Company, the Company will file with General American and its life insurance subsidiaries. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

 (g) Reinsurance

  Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (h) Deferred Policy Acquisition Costs

  The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date, is adjusted by a charge or credit to income.

 (i) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

 (j) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could

                         PARAGON LIFE INSURANCE COMPANY
result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

    Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

 (k) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (l) Reclassification

  Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

 (m) New Accounting Pronouncements

  In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance requires adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that its adoption of the Codification by the NAIC and the Codification as modified by the Department, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

  In June 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133, as amended by SFAS 138, require among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as

                         PARAGON LIFE INSURANCE COMPANY
hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's financial condition or results of operations.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

  In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 effective for the year ended December 31, 2000 did not have a material effect on the Company's financial statements. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's consolidated financial statements.

                         PARAGON LIFE INSURANCE COMPANY

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000 and 1999 are as follows:

                                                               2000
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 4,291    $  122    $   --     $ 4,413
      Corporate
       securities..........................    64,972     2,135      1,432     65,675
      Mortgage-backed
       securities..........................    12,784       633        --      13,417
      Asset-backed securities..............       493         8        --         501
                                              -------    ------    -------    -------
                                              $82,540    $2,898    $ 1,432    $84,006
                                              =======    ======    =======    =======

                                                     Predecessor's Basis 1999
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 8,728    $   53    $  (162)   $ 8,619
      Corporate securities.................    70,312       276     (4,830)    65,758
      Mortgage-backed securities...........     6,911        36       (394)     6,553
      Asset-backed securities..............       500       --          (9)       491
                                              -------    ------    -------    -------
                                              $86,451    $  365    $(5,395)   $81,421
                                              =======    ======    =======    =======

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Amortized Estimated
                                                              cost    Fair value
                                                            --------- ----------
      Due in one year or less..............................  $ 6,089   $ 6,105
      Due after one year through five years................   14,823    15,082
      Due after five years through ten years...............    9,191     9,259
      Due after ten years through twenty years.............   39,653    40,143
      Mortgage-backed securities...........................   12,784    13,417
                                                             -------   -------
                                                             $82,540   $84,006
                                                             =======   =======

  Proceeds from sales of fixed maturities during 2000, 1999 and 1998 were $3,959 and $4,695 and $4,069, respectively. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 and $53 were realized on those sales in 1999 and 1998, respectively.

                         PARAGON LIFE INSURANCE COMPANY

  The sources of net investment income follow:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Fixed Maturities................................ $6,789  $ 6,077  $ 5,603
      Short-term investments..........................    577      486      535
      Policy loans and other..........................  1,464    1,244      924
                                                       ------  -------  -------
                                                       $8,830    7,807    7,062
      Investment expenses.............................    (82)     (81)     (79)
                                                       ------  -------  -------
          Net investment income....................... $8,748  $ 7,726  $ 6,983
                                                       ======  =======  =======

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale........... $1,465  $(5,030) $ 4,717
        Deferred policy acquisition costs.............    --       803     (396)
        VOBA..........................................   (128)     --       --
      Deferred income taxes...........................   (468)   1,479   (1,512)
                                                       ------  -------  -------
      Net unrealized appreciation (depreciation)...... $  869  $(2,748) $ 2,809
                                                       ======  =======  =======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,036 and $4,083 at December 31, 2000 and 1999, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999.

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
      December 31, 2000:
        Assets
          Fixed Maturities.................................. $ 84,006  $ 84,006
          Policy loans......................................   20,067    20,067
          Separate account assets...........................  241,423   241,423
        Liabilities
          Policyholder account balances.....................  107,266   107,266
          Separate Account liabilities......................  241,423   241,423
      December 31, 1999:
        Assets
          Fixed Maturities.................................. $ 81,421  $ 81,421
          Policy loans......................................   16,594    16,594
          Separate account assets...........................  255,190   255,190
        Liabilities
          Policyholder account balances.....................  101,665   101,665
          Separate Account liabilities......................  255,126   255,126

(4) Reinsurance

  The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 2000, 1999 and 1998 as they relate to transactions with affiliates are summarized as follows:

                                                                 Predecessor's
                                                                     Basis
                                                                ---------------
                                                         2000    1999    1998
                                                        ------- ------- -------
      Reinsurance transactions with affiliates:
        Policy contract charges ceded.................. $18,445 $16,869 $14,723
        Policy benefits ceded..........................  22,130  16,823  17,071
        Commissions and expenses ceded.................     190     292     123
        Reinsurance recoverables.......................   1,617   1,268   1,109

  Ceded contract charges and benefits to non-affiliates for 2000, 1999 and 1998 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                       2000     1999     1998
                                                     --------  -------  -------
      Balance at beginning of year.................  $ 24,357  $20,602  $17,980
      Purchase adjustments.........................   (24,357)     --       --
      Policy acquisition costs deferred............     4,836    4,185    3,808
      Policy acquisition costs amortized...........       --    (1,631)  (1,150)
      Deferred policy acquisition costs relating to
       change in unrealized gain on investments
       available for sale..........................       --    (1,201)    (36)
                                                     --------  -------  -------
      Balance at end of year.......................  $  4,836  $24,357  $20,602
                                                     ========  =======  =======

(6) Administration System Write-off

  In 1999 Paragon expensed $4,787 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963 and other costs incurred in 1999 relating to the project were $824. Other costs incurred and expensed in 1998 were $469.

(7) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Current tax expense................................. $  517 $1,030 $1,628
      Deferred tax expense................................  1,186    469    740
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

  Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Computed "expected" tax expense..................... $1,679 $1,489 $2,368
      Other, net..........................................     24     10    --
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2000, 1999 and 1998 are presented below:

                                                                  Predecessor's
                                                                      Basis
                                                          ------- -------------
                                                           2000    1999   1998
                                                          ------- ------ ------
      Deferred tax assets:
        Unearned reinsurance allowances.................. $   --  $  194 $  218
        Policy and contract liabilities..................     554    583    709
        Tax capitalization of acquisition costs..........   2,869  2,559  2,147
        Purchase adjustment..............................   1,456    --     --
        Unrealized loss on investments, net..............     --   1,479     58
        Other, net.......................................     164    359    --
                                                          ------- ------ ------
          Total deferred tax assets...................... $ 5,043 $5,174 $3,132
                                                          ======= ====== ======
      Deferred tax liabilities:
        Unrealized gain on investments, net.............. $   468 $  --  $1,512
        VOBA.............................................   9,139    --     --
        Deferred policy acquisition costs................   1,702  8,244  7,211
                                                          ------- ------ ------
          Total deferred tax liabilities................. $11,309  8,244  8,723
                                                          ------- ------ ------
          Net deferred tax liabilities................... $ 6,266 $3,070 $5,591
                                                          ======= ====== ======

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized.

(8) Related-Party Transactions

  The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2000, 1999 and 1998 were $2,487, $2,247 and $1,513, respectively. See Note 3 for reinsurance transactions with affiliates.

  The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(9) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000, 1999 and 1998 due to over-funding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $459, $0 and $188 for 2000, 1999 and 1998, respectively.

                      PARAGON LIFE INSURANCE COMPANY

  As a result of the acquistion by MetLife, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $0 and $423 for 2000 and 1999, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(10) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2000, 1999 and 1998, as determined using statutory accounting practices, is summarized as follows:

                                                         2000    1999    1998
                                                        ------- ------- -------
      Statutory surplus as reported to regulatory
       authorities..................................... $13,751 $13,545 $10,500
      Net gain from operations as reported to
       regulatory authorities.......................... $   835 $   300 $ 1,596

(11) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2001 without prior notice or approval is $835. Paragon did not pay dividends in 2000, 1999 and 1998.

(12) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2000, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                      PARAGON LIFE INSURANCE COMPANY

(13) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

      Year ended December 31:
        2001............................................................. $  764
        2002.............................................................    714
        2003.............................................................    275
        2004.............................................................     83
        2005.............................................................     12
                                                                          ------
                                                                          $1,848
                                                                          ======

  Rent expense totaled $562, $507 and $490 in 2000, 1999 and 1998, respectively.

  From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

(14) Comprehensive Income

  The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2000, 1999 and 1998:

                                                             2000
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 4,538    $(1,588)   $ 2,950
      Plus: reclassification adjustment for
       losses realized in net income...........    1,027       (360)       667
                                                 -------    -------    -------
      Other comprehensive income...............  $ 5,565    $(1,948)   $ 3,617
                                                 =======    =======    =======

                                                   Predecessor's Basis 1999
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   $ 2,972    $(5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)        20        (37)
                                                 -------    -------    -------
      Other comprehensive loss.................  $(8,549)   $ 2,992    $(5,557)
                                                 =======    =======    =======

                                                   Predecessor's Basis 1998
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 1,361    $  (476)   $   885
      Less: reclassification adjustment for
       gains realized in net income............      (53)        19        (34)
                                                 -------    -------    -------
      Other comprehensive income...............  $ 1,308    $  (457)   $   851
                                                 =======    =======    =======

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
Policyholders of Separate Account B's MFS Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, Global Governments, Capital Opportunities, New Discovery, Emerging Markets, and Growth Divisions of Paragon Separate Account B as of December 31, 2000, and respective related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of operations and changes in net assets for each of the periods in the two year period ended December 31, 1999 were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on these statements.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000 by correspondence with the distributor and depositor for the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the respective financial positions of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, Global Governments, Capital Opportunities, New Discovery, Emerging Markets, and Growth Divisions of Paragon Separate Account B as of December 31, 2000, and the respective results of their operations and changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
March 23, 2001

[LOGO OF KPMG]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
Policyholders of Separate Account B's MFS Divisions:

  We have audited the accompanying statements of operations and changes in net assets, of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, Global Governments, Capital Opportunities, New Discovery, Emerging Markets, and Growth Divisions of Paragon Separate Account B for each of the periods in the two-year period ended December 31, 1999. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, Global Governments, Capital Opportunities, New Discovery, Emerging Markets, and Growth Divisions of Paragon Separate Account B for each of the periods in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

March 10, 2000

[LOGO OF KPMG]
KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                        PARAGON SEPARATE ACCOUNT B

                         STATEMENTS OF NET ASSETS

                            December 31, 2000

                                                                           Growth
                                    High     Money    Emerging              with     Total
                           Bond    Income    Market    Growth   Utilities  Income    Return
                         Division Division  Division  Division  Division  Division  Division
                         -------- --------  --------  --------- --------- --------  --------
Net Assets:
 Investments in MFS
  Variable Insurance
  Trust, at Market
  Value (See Schedule
  of Investments).......  $1,389  129,845   357,859   2,616,839  73,114   566,082   351,298
 (Payable to)
  Receivable from
  Paragon Life
  Insurance Company.....      (1)     (96)  (12,870)      2,222     (52)     (427)     (261)
                          ------  -------   -------   ---------  ------   -------   -------
   Total Net Assets.....  $1,388  129,749   344,989   2,619,061  73,062   565,655   351,037
                          ======  =======   =======   =========  ======   =======   =======
Net Assets,
 representing:
 Equity of Contract
  Owners................   1,388  129,744   344,974   2,618,997  73,059   565,641   351,028
 Equity of Paragon Life
  Insurance Company.....     --         5        15          64       3        14         9
                          ------  -------   -------   ---------  ------   -------   -------
                          $1,388  129,749   344,989   2,619,061  73,062   565,655   351,037
                          ======  =======   =======   =========  ======   =======   =======
Total Units Held........     110   10,457   276,153      88,184   2,352    26,458    16,061
Net Asset Value Per
 Unit...................  $12.60    12.41      1.25       29.70   31.06     21.38     21.86
Cost of Investments.....  $1,548  152,420   357,859   2,078,079  55,664   488,404   299,269
                          ======  =======   =======   =========  ======   =======   =======

                                      Global       Capital       New     Emerging
                          Research  Governments Opportunities Discovery  Markets   Growth
                          Division   Division     Division    Division   Division Division
                         ---------- ----------- ------------- ---------  -------- --------
Net Assets:
 Investments in MFS
  Variable Insurance
  Trust, at Market
  Value (See Schedule
  of Investments)....... $1,977,757    8,475      2,521,651   1,921,694     -     281,860
 Receivable from
  (Payable to) Paragon
  Life Insurance
  Company...............      2,693       (6)         2,309      (1,395)   --        (210)
                         ----------    -----      ---------   ---------    ---    -------
   Total Net Assets..... $1,980,450    8,469      2,523,960   1,920,299    --     281,650
                         ==========    =====      =========   =========    ===    =======
Net Assets,
 representing:
 Equity of Contract
  Owners................ $1,980,402    8,469      2,523,898   1,920,253     -     281,650
 Equity of Paragon Life
  Insurance Company.....         48      --              62          46    --         --
                         ----------    -----      ---------   ---------    ---    -------
                         $1,980,450    8,469      2,523,960   1,920,299    --     281,650
                         ==========    =====      =========   =========    ===    =======
Total Units Held........     88,673      768        106,647     113,229     -      21,712
Net Asset Value Per
 Unit................... $    22.33    11.03          23.67       16.96    --       12.97
Cost of Investments..... $1,733,788    8,469      2,458,072   1,855,593    --     320,817
                         ==========    =====      =========   =========    ===    =======

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                         STATEMENTS OF OPERATIONS

                               Page 1 of 2

   For the Years ended December 31, 2000, 1999, and 1998, except for the New Discovery Division which is for the period May 1, 1998 (inception) through
 December 31, 1998, and for the Growth Division which is for the period August
              1, 1999 (inception) through December 31, 1999.

                                 Bond Division             High Income Division       Money Market Division
                          ------------------------------  -------------------------  -------------------------
                             2000       1999      1998     2000     1999     1998     2000     1999     1998
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
Investment Income:
 Dividend Income........          69         36       59   14,641    8,066    8,853   18,898   13,171      316
Expenses:
 Mortality and Expense
 Charge.................          12         13       14    1,482    1,124    1,226    3,099    2,616       55
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
   Net Investment
   Income...............          57         23       45   13,159    6,942    7,627   15,799   10,555      261
Net Realized Gain (Loss)
on Investments:
 Realized Gain from
 Distributions..........         --           1        1      --       --       724      --       --       --
 Proceeds from Sales....         102        234      201   57,889   52,708    3,153   61,143   67,620   74,550
 Cost of Investments
  Sold..................         119        270      233   62,277   53,673    3,055   61,143   67,620   74,550
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
   Net Realized (Loss)
   Gain on Investments..         (17)       (35)     (31)  (4,388)    (965)     822      --       --       --
Net Unrealized Gain
(Loss) on Investments:
 Unrealized (Loss) Gain
 Beginning of the
 Year...................        (226)      (203)    (279)  (3,032)  (2,948)   8,214      --       --       --
 Unrealized Loss End of
 Year...................        (158)      (226)    (203) (22,575)  (3,032)  (2,948)     --       --       --
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
   Net Unrealized Gain
   (Loss) on
   Investments..........          68        (23)      76  (19,543)     (84) (11,162)     --       --       --
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
   Net Gain (Loss) on
   Investments..........          51        (58)      45  (23,931)  (1,049) (10,340)     --       --       --
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
Increase (Decrease) in
Assets Resulting from
Operations..............  $      108        (35)      90  (10,772)   5,893   (2,713)  15,799   10,555      261
                          ==========  =========  =======  =======  =======  =======  =======  =======  =======
                                                                                           Growth with
                            Emerging Growth Division        Utilities Division           Income Division
                          ------------------------------  -------------------------  -------------------------
                             2000       1999      1998     2000     1999     1998     2000     1999     1998
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
Investment Income:
 Dividend Income........  $  139,972        --    14,895    5,573    7,001    6,856    2,399    1,795      --
Expenses:
 Mortality and Expense
 Charge.................      36,024     23,738   17,931      663      849      934    5,563    5,450    3,090
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
   Net Investment Income
   (Expense)............     103,948    (23,738)  (3,036)   4,910    6,152    5,922   (3,164)  (3,655)  (3,090)
Net Realized Gain on
Investments:
 Realized Gain from
 Distributions..........     105,592        --     5,320      355    2,177      610    4,356    2,155      --
 Proceeds from Sales....   1,796,706  1,162,964  599,882    1,510  105,105    1,753  290,245   16,887    6,136
 Cost of Investments
  Sold..................   1,123,726    843,922  445,880    1,110   87,095    1,495  252,818   13,919    5,067
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
   Net Realized Gain on
   Investments..........     778,572    319,042  159,322      755   20,187      868   41,783    5,123    1,069
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 Beginning of the
 Year...................   2,140,653    709,690  257,879   19,197   22,304   12,172  138,035  101,720   32,838
 Unrealized Gain End of
 Year...................     538,760  2,140,653  709,690   17,450   19,197   22,304   77,678  138,035  101,720
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
   Net Unrealized (Loss)
   Gain on Investments..  (1,601,893) 1,430,963  451,811   (1,747)  (3,107)  10,132  (60,357)  36,315   68,882
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
   Net (Loss) Gain on
   Investments..........    (823,321) 1,750,005  611,133     (992)  17,080   11,000  (18,574)  41,438   69,951
                          ----------  ---------  -------  -------  -------  -------  -------  -------  -------
(Decrease) Increase in
Assets Resulting from
Operations..............  $ (719,373) 1,726,267  608,097    3,918   23,232   16,922  (21,738)  37,783   66,861
                          ==========  =========  =======  =======  =======  =======  =======  =======  =======

              See Accompanying Notes to Financial Statements

                        PARAGON SEPARATE ACCOUNT B

                         STATEMENTS OF OPERATIONS

                               Page 2 of 2

   For the Years ended December 31, 2000, 1999, and 1998, except for the New Discovery Division which is for the period May 1, 1998 (inception) through
 December 31, 1998, and for the Growth Division which is for the period August
              1, 1999 (inception) through December 31, 1999.

                                                                                        Global
                                 Total Return                   Research              Governments
                                   Division                     Division               Division
                          ----------------------------  --------------------------  -----------------
                            2000       1999      1998     2000     1999     1998    2000  1999   1998
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ----
Investment Income:
 Dividend Income........  $   9,393      8,301   5,553    12,268    2,601   21,826   275    120    9
Expenses:
 Mortality and Expense
 Charge.................      3,273      3,459   2,215    19,924   12,547    9,542    59     25    8
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ---
   Net Investment Income
   (Expense)............      6,120      4,842   3,338    (7,656)  (9,946)  12,284   216     95    1
Net Realized Gain (Loss)
on Investments:
 Realized Gain from
 Distributions..........      4,506      9,033   1,734   125,469   13,746    2,190   --     --   --
 Proceeds from Sales....    218,499     13,263   8,211   361,045  282,894   47,939   284    298  138
 Cost of Investments
 Sold...................    214,303     11,887   7,145   263,362  215,751   38,306   296    299  135
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ---
   Net Realized Gain
   (Loss) on
   Investments..........      8,702     10,409   2,800   223,152   80,889   11,823   (12)    (1)   3
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of the Year..     33,886     44,559  24,304   576,010  322,108  132,618  (108)    64    2
 Unrealized Gain (Loss)
 End of Year............     52,028     33,886  44,559   243,969  576,010  322,108     7   (108)  64
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ---
   Net Unrealized Gain
   (Loss) on
   Investments..........     18,142    (10,673) 20,255  (332,041) 253,902  189,490   115   (172)  62
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ---
   Net Gain (Loss) on
   Investments..........     26,844       (264) 23,055  (108,889) 334,791  201,313   103   (173)  65
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ---
Increase (Decrease) in
Assets Resulting from
Operations..............  $  32,964      4,578  26,393  (116,545) 324,845  213,597   319    (78)  66
                          =========  =========  ======  ========  =======  =======  ====  =====  ===
                                                                                       Emerging
                            Capital Opportunities            New Discovery              Markets           Growth
                                   Division                     Division               Division          Division
                          ----------------------------  --------------------------  -----------------  -------------
                            2000       1999      1998     2000     1999     1998    2000  1999   1998   2000    1999
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ----  -------  ----
Investment Income:
 Dividend Income........  $ 148,758      2,925     236    19,507    2,658      --    --     --   --      1,553  --
Expenses:
 Mortality and Expense
 Charge.................     22,130      9,268     700    13,687    4,256    2,153   --     --   --      1,896  --
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ---   -------  ---
   Net Investment Income
   (Expense)............    126,628     (6,343)   (464)    5,820   (1,598)  (2,153)  --     --   --       (343) --
Net Realized Gain (Loss)
on Investments:
 Realized Gain from
 Distributions..........     28,448        677     --         95      --       --    --     --   --        --   --
 Proceeds from Sales....     42,998  1,032,725   2,742   133,912  885,716    5,289   --   2,166  490     4,909   13
 Cost of Investments
 Sold...................     35,612    963,268   2,606    94,103  868,373    6,171   --   2,089  504     5,101   13
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ---   -------  ---
   Net Realized Gain
   (Loss) on
   Investments..........     35,834     70,134     136    39,904   17,343     (882)  --      77  (14)     (192) --
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of the Year..    426,602     16,356    (501)  236,401   14,819      --    --     --   --         15  --
 Unrealized Gain (Loss)
 End of Year............     63,580    426,602  16,356    66,100  236,401   14,819   --     --   --    (38,957)  15
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ---   -------  ---
   Net Unrealized (Loss)
   Gain on Investments..   (363,022)   410,246  16,857  (170,301) 221,582   14,819   --     --   --    (38,972)  15
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ---   -------  ---
   Net (Loss) Gain on
   Investments..........   (327,188)   480,380  16,993  (130,397) 238,925   13,937   --      77  (14)  (39,164)  15
                          ---------  ---------  ------  --------  -------  -------  ----  -----  ---   -------  ---
   (Decrease) Increase
   in Assets Resulting
   from Operations......  $(200,560)   474,037  16,529  (124,577) 237,327   11,784   --      77  (14)  (39,507)  15
                          =========  =========  ======  ========  =======  =======  ====  =====  ===   =======  ===

                See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                   STATEMENTS OF CHANGES IN NET ASSETS

                               Page 1 of 2

   For the Years ended December 31, 2000, 1999, and 1998, except for the New Discovery Division which is for the period May 1, 1998 (inception) through
 December 31, 1998, and for the Growth Division which is for the period August
              1, 1999 (inception) through December 31, 1999.

                                   Bond Division              High Income Division       Money Market Division
                          ---------------------------------  -------------------------  --------------------------
                             2000        1999       1998      2000     1999     1998      2000     1999     1998
                          -----------  ---------  ---------  -------  -------  -------  --------  -------  -------
Operations:
 Net investment Income..  $        57         23         45   13,159    6,942    7,627    15,799   10,555      261
 Net Realized (Loss)
 Gain on Investments....          (17)       (35)       (31)  (4,388)    (965)     822       --       --       --
 Net Unrealized Gain
 (Loss) on Investments..           68        (23)        76  (19,543)     (84) (11,162)      --       --       --
                          -----------  ---------  ---------  -------  -------  -------  --------  -------  -------
   Increase (Decrease)
   in Net Assets
   Resulting from
   Operations...........          108        (35)        90  (10,772)   5,893   (2,713)   15,799   10,555      261
   Net (Withdrawals
   from) Deposits into
   Separate Accounts....          (90)      (131)      (183)   5,813   32,529    1,747    28,257   62,298  206,264
                          -----------  ---------  ---------  -------  -------  -------  --------  -------  -------
     Increase (Decrease)
     in Net Assets......           18       (166)       (93)  (4,959)  38,422     (966)   44,056   72,853  206,525
Net Assets, Beginning of
Year....................        1,370      1,536      1,629  134,708   96,286   97,252   300,933  228,080   21,555
                          -----------  ---------  ---------  -------  -------  -------  --------  -------  -------
Net Assets, End of Year.  $     1,388      1,370      1,536  129,749  134,708   96,286   344,989  300,933  228,080
                          ===========  =========  =========  =======  =======  =======  ========  =======  =======
                                                                                           Growth with Income
                             Emerging Growth Division          Utilities Division               Division
                          ---------------------------------  -------------------------  --------------------------
                             2000        1999       1998      2000     1999     1998      2000     1999     1998
                          -----------  ---------  ---------  -------  -------  -------  --------  -------  -------
Operations:
 Net investment Income
 (Expense)..............  $   103,948    (23,738)    (3,036)   4,910    6,152    5,922    (3,164)  (3,655)  (3,090)
 Net Realized Gain on
 Investments............      778,572    319,042    159,322      755   20,187      868    41,783    5,123    1,069
 Net Unrealized (Loss)
 Gain on Investments....   (1,601,893) 1,430,963    451,811   (1,747)  (3,107)  10,132   (60,357)  36,315   68,882
                          -----------  ---------  ---------  -------  -------  -------  --------  -------  -------
   (Decrease) Increase
   in Net Assets
   Resulting from
   Operations...........     (719,373) 1,726,267    608,097    3,918   23,232   16,922   (21,738)  37,783   66,861
   Net (Withdrawals
   from) Deposits into
   Separate Accounts....     (682,888)    (4,007)   231,020    4,694  (78,959)  40,499  (143,189) 213,451  201,186
                          -----------  ---------  ---------  -------  -------  -------  --------  -------  -------
     (Decrease) Increase
     in Net Assets......   (1,402,261) 1,722,260    839,117    8,612  (55,727)  57,421  (164,927) 251,234  268,047
Net Assets, Beginning of
Year....................    4,021,322  2,299,062  1,459,945   64,450  120,177   62,756   730,582  479,348  211,301
                          -----------  ---------  ---------  -------  -------  -------  --------  -------  -------
Net Assets, End of Year.  $ 2,619,061  4,021,322  2,299,062   73,062   64,450  120,177   565,655  730,582  479,348
                          ===========  =========  =========  =======  =======  =======  ========  =======  =======

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                   STATEMENTS OF CHANGES IN NET ASSETS

                               Page 2 of 2

   For the Years ended December 31, 2000, 1999, and 1998, except for the New Discovery Division which is for the period May 1, 1998 (inception) through
 December 31, 1998, and for the Growth Division which is for the period August
              1, 1999 (inception) through December 31, 1999.

                                                                                                Global
                                  Total Return                      Research                  Governments
                                    Division                        Division                   Division
                          ------------------------------  -------------------------------  -------------------
                             2000       1999      1998      2000       1999       1998     2000   1999   1998
                          ----------  ---------  -------  ---------  ---------  ---------  -----  -----  -----
Operations:
 Net investment Income
 (Expense)..............  $    6,120      4,842    3,338     (7,656)    (9,946)    12,284    216     95      1
 Net Realized Gain
 (Loss) on Investments..       8,702     10,409    2,800    223,152     80,889     11,823    (12)    (1)     3
 Net Unrealized Gain
 (Loss) on Investments..      18,142    (10,673)  20,255   (332,041)   253,902    189,490    115   (172)    62
                          ----------  ---------  -------  ---------  ---------  ---------  -----  -----  -----
   Increase (Decrease)
   in Net Assets
   Resulting from
   Operations...........      32,964      4,578   26,393   (116,545)   324,845    213,597    319    (78)    66
   Net (Withdrawals
   from) Deposits into
   Separate Accounts....    (142,767)   160,861   78,575    297,061    318,247    200,453  3,635  3,324    728
                          ----------  ---------  -------  ---------  ---------  ---------  -----  -----  -----
     (Decrease) Increase
     in Net Assets......    (109,803)   165,439  104,968    180,516    643,092    414,050  3,954  3,246    794
Net Assets, Beginning of
Year....................     460,840    295,401  190,433  1,799,934  1,156,842    742,792  4,515  1,269    475
                          ----------  ---------  -------  ---------  ---------  ---------  -----  -----  -----
Net Assets, End of Year.  $  351,037    460,840  295,401  1,980,450  1,799,934  1,156,842  8,469  4,515  1,269
                          ==========  =========  =======  =========  =========  =========  =====  =====  =====

                             Capital Opportunities                New Discovery            Emerging Markets        Growth
                                    Division                        Division                   Division           Division
                          ------------------------------  -------------------------------  -------------------  -------------
                             2000       1999      1998      2000       1999       1998     2000   1999   1998    2000    1999
                          ----------  ---------  -------  ---------  ---------  ---------  -----  -----  -----  -------  ----
Operations:
 Net investment Income
 (Expense)..............  $  126,628     (6,343)    (464)     5,820     (1,598)    (2,153)   --     --     --      (343) --
 Net Realized Gain
 (Loss) on Investments..      35,834     70,134      136     39,904     17,343       (882)   --      77    (14)    (192) --
 Net Unrealized (Loss)
 Gain on Investments....    (363,022)   410,246   16,857   (170,301)   221,582     14,819    --     --     --   (38,972)  15
                          ----------  ---------  -------  ---------  ---------  ---------  -----  -----  -----  -------  ---
   (Decrease) Increase
   in Net Assets
   Resulting from
   Operations...........    (200,560)   474,037   16,529   (124,577)   237,327     11,784    --      77    (14) (39,507)  15
   Net Deposits into
   (Withdrawals from)
   Separate Accounts....   1,022,636  1,112,705   79,992  1,426,783   (164,598)   533,581    --     (77)    14  320,912  230
                          ----------  ---------  -------  ---------  ---------  ---------  -----  -----  -----  -------  ---
     Increase in Net
     Assets.............     822,076  1,586,742   96,521  1,302,206     72,729    545,365    --     --     --   281,405  245
Net Assets, Beginning of
Year....................   1,701,884    115,142   18,621    618,094    545,365        --     --     --     --       245  --
                          ----------  ---------  -------  ---------  ---------  ---------  -----  -----  -----  -------  ---
Net Assets, End of Year.  $2,523,960  1,701,884  115,142  1,920,300    618,094    545,365    --     --     --   281,650  245
                          ==========  =========  =======  =========  =========  =========  =====  =====  =====  =======  ===

                See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                       Notes to Financial Statements

                             December 31, 2000

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on February 16, 1996 with the exception of Value Fund which commenced operations on May 1, 1997. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into thirteen divisions, which invest exclusively in corresponding shares of a single fund of MFS Variable Insurance Trust, an open-end, diversified management investment company. These funds are the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, Global Governments, Capital Opportunities, New Discovery, Emerging Markets, and Growth (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

  On January 6, 2000, Metropolitan Life Insurance Company (MetLife), headquartered in New York, purchased 100% of GenAmerica Financial Corporation (the Company) for $1.2 billion in cash. General American Life Insurance Company (General American) is a wholly owned subsidiary of GenAmerica Financial Corporation. Paragon Life Insurance Company is a wholly owned subsidiary of General American.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 Investments

  The Separate Account's investments in the Funds of MFS Variable Insurance Trust are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and capital gain distributions are recorded on the ex-dividend date and are immediately reinvested.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                           PARAGON SEPARATE ACCOUNT B

(3) Policy Charges--Continued

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges against the operations of each division, a daily charge is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of MFS Variable Insurance Trust Shares

  During the years ended December 31, 2000, 1999, and 1998, except for the New Discovery Division which is for the period May 1, 1998 (inception) through December 31, 1998, and for the Growth Division which is for the period August 1,1999 (inception) through December 31, 1999, purchases and proceeds from the sales of MFS Insurance Trust were as follows:

                                     Bond                    High Income             Money Market
                                   Division                   Division                 Division
                         ---------------------------- ------------------------- -----------------------
                            2000      1999     1998     2000     1999    1998    2000    1999    1998
                         ---------- --------- ------- --------- ------- ------- ------- ------- -------
Purchases............... $        1        89     --     62,316  37,727  49,993  99,171 352,451  55,679
Sales................... $      102       234     201    57,889  52,708   3,153  61,143  67,620  74,550
                         ========== ========= ======= ========= ======= ======= ======= ======= =======
                               Emerging Growth                Utilities           Growth with Income
                                   Division                   Division                 Division
                         ---------------------------- ------------------------- -----------------------
                            2000      1999     1998     2000     1999    1998    2000    1999    1998
                         ---------- --------- ------- --------- ------- ------- ------- ------- -------
Purchases............... $1,075,573 1,133,563 813,342     5,594  25,207  41,361 141,920 224,567 204,351
Sales................... $1,796,706 1,162,964 599,882     1,510 105,105   1,753 290,245  16,887   6,136
                         ========== ========= ======= ========= ======= ======= ======= ======= =======
                                 Total Return                 Research            Global Governments
                                   Division                   Division                 Division
                         ---------------------------- ------------------------- -----------------------
                            2000      1999     1998     2000     1999    1998    2000    1999    1998
                         ---------- --------- ------- --------- ------- ------- ------- ------- -------
Purchases............... $   72,719   170,446  84,648   635,487 408,746 418,040   3,866   3,596     859
Sales................... $  218,499    13,263   8,211   361,045 282,894  47,939     284     298     138
                         ========== ========= ======= ========= ======= ======= ======= ======= =======
                            Capital Opportunities           New Discovery          Emerging Markets        Growth
                                   Division                   Division                 Division           Division
                         ---------------------------- ------------------------- ----------------------- ------------
                            2000      1999     1998     2000     1999    1998    2000    1999    1998    2000   1999
                         ---------- --------- ------- --------- ------- ------- ------- ------- ------- ------- ----
Purchases............... $1,041,196 2,136,080  82,101 1,548,401 716,480 537,100     --    2,089     505 324,136 243
Sales................... $   42,998 1,032,725   2,742   133,912 885,716   5,289     --    2,166     490   4,909  13
                         ========== ========= ======= ========= ======= ======= ======= ======= ======= ======= ===

  The purchases do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                           PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2000, 1999, and 1998, except for the New Discovery Division which is for the period May 1, 1998 (inception) through December 31, 1998, and for the Growth Division which is for the period August 1, 1999 (inception) through December 31, 1999.

                              Bond Division          High Income Division    Money Market Division
                         -------------------------  ----------------------- ------------------------
                          2000     1999     1998     2000    1999     1998   2000     1999    1998
                         -------  -------  -------  ------- -------  ------ -------  ------- -------
Net Increase (Decrease)
 in Units
 Deposits...............     --         8      --     4,633   2,862   3,805  81,552  110,026 246,405
 Withdrawals............       8       19       16    4,212     397   3,800  58,152   56,020  67,341
                         -------  -------  -------  ------- -------  ------ -------  ------- -------
   Net (Decrease)
    Increase in Units...      (8)     (11)     (16)     421   2,465       5  23,400   54,006 179,064
Outstanding Units,
 Beginning of Year......     118      129      145   10,036   7,571   7,566 252,753  198,747  19,683
                         -------  -------  -------  ------- -------  ------ -------  ------- -------
Outstanding Units, End
 of Year................     110      118      129   10,457  10,036   7,571 276,153  252,753 198,747
                         =======  =======  =======  ======= =======  ====== =======  ======= =======
                             Emerging Growth                                  Growth with Income
                                Division              Utilities Division           Division
                         -------------------------  ----------------------- ------------------------
                          2000     1999     1998     2000    1999     1998   2000     1999    1998
                         -------  -------  -------  ------- -------  ------ -------  ------- -------
Net Increase (Decrease)
 in Units
 Deposits...............  28,549   50,238   46,392      180   1,157   2,112   6,652   10,903  11,114
 Withdrawals............  48,180   50,441   29,592       29   4,279      42  13,993      564     192
                         -------  -------  -------  ------- -------  ------ -------  ------- -------
   Net (Decrease)
    Increase in Units... (19,631)    (203)  16,800      151  (3,122)  2,070  (7,341)  10,339  10,922
Outstanding Units,
 Beginning of Year...... 107,815  108,018   91,218    2,201   5,323   3,253  33,799   23,460  12,538
                         -------  -------  -------  ------- -------  ------ -------  ------- -------
Outstanding Units, End
 of Year................  88,184  107,815  108,018    2,352   2,201   5,323  26,458   33,799  23,460
                         =======  =======  =======  ======= =======  ====== =======  ======= =======
                                                                              Global Governments
                          Total Return Division       Research Division            Division
                         -------------------------  ----------------------- ------------------------
                          2000     1999     1998     2000    1999     1998   2000     1999    1998
                         -------  -------  -------  ------- -------  ------ -------  ------- -------
Net Increase (Decrease)
 in Units
 Deposits...............   3,810    8,879    4,828   26,223  20,589  24,336     364      336      82
 Withdrawals............  11,980      524      348   13,504   4,682  11,440      22       26      12
                         -------  -------  -------  ------- -------  ------ -------  ------- -------
   Net (Decrease)
    Increase in Units...  (8,170)   8,355    4,480   12,719  15,907  12,896     342      310      70
Outstanding Units,
 Beginning of Year......  24,231   15,876   11,396   75,954  60,047  47,151     426      116      46
                         -------  -------  -------  ------- -------  ------ -------  ------- -------
Outstanding Units, End
 of Year................  16,061   24,231   15,876   88,673  75,954  60,047     768      426     116
                         =======  =======  =======  ======= =======  ====== =======  ======= =======
                          Capital Opportunities                                Emerging Markets        Growth
                                Division            New Discovery Division         Division           Division
                         -------------------------  ----------------------- ------------------------ -----------
                          2000     1999     1998     2000    1999     1998   2000     1999    1998    2000  1999
                         -------  -------  -------  ------- -------  ------ -------  ------- ------- ------ ----
Net Increase (Decrease)
 in Units
 Deposits...............  38,884  116,346    5,557   83,178  67,804  54,086     --       156      61 21,917  19
 Withdrawals............     862   54,508      150    5,963  85,464     412     --       156      61    223   1
                         -------  -------  -------  ------- -------  ------ -------  ------- ------- ------ ---
   Net Increase
    (Decrease) in Units.  38,022   61,838    5,407   77,215 (17,660) 53,674     --       --      --  21,694  18
Outstanding Units,
 Beginning of Year......  68,625    6,787    1,380   36,014  53,674     --      --       --      --      18 --
                         -------  -------  -------  ------- -------  ------ -------  ------- ------- ------ ---
Outstanding Units, End
 of Year................ 106,647   68,625    6,787  113,229  36,014  53,674     --       --      --  21,712  18
                         =======  =======  =======  ======= =======  ====== =======  ======= ======= ====== ===

                           PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account

Deposits into the Separate Account purchase shares of MFS Variable Insurance Trust. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 2000, 1999, and 1998, except for the New Discovery Division which is for the period May 1, 1998 through December 31, 1998, and for the Growth Division which is for the period August 1, 1999 (inception) to December 31, 1999.

                                Bond Division              High Income Division       Money Market Division
                         ------------------------------  --------------------------  --------------------------
                            2000       1999      1998     2000      1999     1998      2000     1999     1998
                         ----------  --------  --------  -------  --------  -------  --------  -------  -------
Total Gross Deposits.... $      --        184       --    53,191    38,355   52,979   137,970  156,960  105,496
Surrenders and
 Withdrawals............         (1)      --        --        (8)      --        --      (107)     (74)     (76)
Transfers Between Funds
 and General Account....        --        --        --   (42,210)      (12) (46,227)  (14,419) (13,774) 181,870
                         ----------  --------  --------  -------  --------  -------  --------  -------  -------
   Total net Deposits,
    Surrenders,
    Withdrawals, and
    Transfers...........         (1)      184       --    10,973    38,343    6,752   123,444  143,112  287,290
Deductions:
 Premium Expense
  Charges...............        --          7       --     1,589     1,148    1,591     4,121    4,696    3,167
 Policy Contract
  Charges...............         89       308       183    3,571     4,666    3,414    91,066   76,118   77,859
                         ----------  --------  --------  -------  --------  -------  --------  -------  -------
                                 89       315       183    5,160     5,814    5,005    95,187   80,814   81,026
                         ----------  --------  --------  -------  --------  -------  --------  -------  -------
Net (Withdrawals from)
 Deposits into the
 Separate Account....... $      (90)     (131)     (183)   5,813    32,529    1,747    28,257   62,298  206,264
                         ==========  ========  ========  =======  ========  =======  ========  =======  =======

                                                                                        Growth with Income
                           Emerging Growth Division         Utilities Division               Division
                         ------------------------------  --------------------------  --------------------------
                            2000       1999      1998     2000      1999     1998      2000     1999     1998
                         ----------  --------  --------  -------  --------  -------  --------  -------  -------
Total Gross Deposits.... $  837,117   581,141   842,124    6,432    26,752   43,322   151,565  231,134  160,117
Surrenders and
 Withdrawals............        (13)     (512)      --       --        (59)      (6)      (20)    (200)     --
Transfers Between Funds
 and General Account.... (1,424,571) (502,649) (521,315)     --   (103,168)     --   (278,719)   3,557   54,311
                         ----------  --------  --------  -------  --------  -------  --------  -------  -------
   Total net Deposits,
    Surrenders,
    Withdrawals, and
    Transfers...........   (587,467)   77,980   320,809    6,432   (76,475)  43,316  (127,174) 234,491  214,428
Deductions:
 Premium Expense
  Charges...............     25,008    17,385    25,263      192       800    1,300     4,527    6,915    4,803
 Policy Contract
  Charges...............     70,413    64,602    64,526    1,546     1,684    1,517    11,488   14,125    8,439
                         ----------  --------  --------  -------  --------  -------  --------  -------  -------
                             95,421    81,987    89,789    1,738     2,484    2,817    16,015   21,040   13,242
                         ----------  --------  --------  -------  --------  -------  --------  -------  -------
Net (Withdrawals from)
 Deposits into the
 Separate Account....... $ (682,888)   (4,007)  231,020    4,694   (78,959)  40,499  (143,189) 213,451  201,186
                         ==========  ========  ========  =======  ========  =======  ========  =======  =======

                           PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account (continued)

Deposits into the Separate Account purchase shares of MFS Variable Insurance Trust. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 2000, 1999, and 1998, except for the New Discovery Division which is for the period May 1, 1998 through December 31, 1998, and for the Growth Division which is for the period August 1, 1999 (inception) to December 31, 1999.

                                                                                           Global
                                                                                         Governments
                            Total Return Division           Research Division             Division
                         ----------------------------- -----------------------------  -------------------
                            2000       1999      1998    2000       1999      1998    2000   1999   1998
                         ----------  ---------  ------ ---------  --------  --------  -----  -----  -----
Total Gross Deposits.... $   67,211     90,906  94,127   589,845   428,845   455,620  4,098  3,782  1,118
Surrenders and
 Withdrawals............         (5)      (222)    --        (43)     (448)      --     --     --     --
Transfers Between Funds
 and General Account....   (197,069)    86,283      44  (232,639)  (54,587) (201,509)   --     --     (23)
                         ----------  ---------  ------ ---------  --------  --------  -----  -----  -----
   Total net Deposits,
    Surrenders,
    Withdrawals, and
    Transfers...........   (129,863)   176,967  94,171   357,163   373,810   254,111  4,098  3,782  1,095
Deductions:
 Premium Expense
  Charges...............      2,008      2,719   2,824    17,620    12,831    13,669    122    113     34
 Policy Contract
  Charges...............     10,896     13,387  12,772    42,482    42,732    39,989    341    345    333
                         ----------  ---------  ------ ---------  --------  --------  -----  -----  -----
                             12,904     16,106  15,596    60,102    55,563    53,658    463    458    367
                         ----------  ---------  ------ ---------  --------  --------  -----  -----  -----
Net (Withdrawals from)
 Deposits into the
 Separate Account....... $ (142,767)   160,861  78,575   297,061   318,247   200,453  3,635  3,324    728
                         ==========  =========  ====== =========  ========  ========  =====  =====  =====

                                   Capital                         New                    Emerging            Growth
                           Opportunities Division          Discovery Division         Markets Division       Division
                         ----------------------------- -----------------------------  -------------------  ------------
                            2000       1999      1998    2000       1999      1998    2000   1999   1998    2000   1999
                         ----------  ---------  ------ ---------  --------  --------  -----  -----  -----  ------- ----
Total Gross Deposits.... $  522,124    149,301  70,148   468,707   272,433    23,690    140     61    115  123,742 400
Surrenders and
 Withdrawals............         (1)      (280)    --         (1)       (2)      --       6      6     (5)     --  --
Transfers Between Funds
 and General Account....    551,288    988,537  17,256   992,444  (418,136)  515,638     (1)    (1)   --   206,639 --
                         ----------  ---------  ------ ---------  --------  --------  -----  -----  -----  ------- ---
   Total net Deposits,
    Surrenders,
    Withdrawals, and
    Transfers...........  1,073,411  1,137,558  87,404 1,461,150  (145,705)  539,328    145     66    110  330,381 400
Deductions:
 Premium Expense
  Charges...............     15,598      4,468    2104    14,002     8,151       710      4      2      4    3,697  12
 Policy Contract
  Charges...............     35,177     20,385   5,308    20,365    10,742     5,037    141    141     92    5,772 158
                         ----------  ---------  ------ ---------  --------  --------  -----  -----  -----  ------- ---
                             50,775     24,853   7,412    34,367    18,893     5,747    145    143     96    9,469 170
                         ----------  ---------  ------ ---------  --------  --------  -----  -----  -----  ------- ---
Net Deposits into
 (Withdrawals from) the
 Separate Account....... $1,022,636  1,112,705  79,992 1,426,783  (164,598)  533,581    --     (77)    14  320,912 230
                         ==========  =========  ====== =========  ========  ========  =====  =====  =====  ======= ===

                        PARAGON SEPARATE ACCOUNT B

                          SCHEDULE OF INVESTMENTS

                             December 31, 2000

                                                  Number
                                                    of      Market
                                                  Shares    Value       Cost
                                                  ------- ---------- ----------
MFS Variable Insurance Trust:
  Bond Division..................................     123 $    1,389 $    1,548
  High Income Division...........................  13,196    129,845    152,420
  Money Market Division.......................... 357,859    357,859    357,859
  Emerging Growth Division.......................  90,736  2,616,839  2,078,079
  Utilities Division.............................   3,102     73,114     55,664
  Growth with Income Division....................  26,943    566,082    488,404
  Total Return Division..........................  17,932    351,298    299,269
  Research Division..............................  95,084  1,977,757  1,733,788
  Global Governments Division....................     847      8,475      8,469
  Capital Opportunities Division................. 130,927  2,521,651  2,458,072
  New Discovery Division......................... 115,695  1,921,694  1,855,593
  Emerging Market Division.......................     --         --         --
  Growth Division................................  21,682    281,860    320,817



                 See Accompanying Independent Auditors' Report

                                   APPENDIX A

                Illustrations of Death Benefits and Cash Values

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .754%, representing the average of the fees incurred in 2000 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Trust prospectus), and a .163% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 2000. These charges take into account expense reimbursement arrangements expected to be in place for 2001 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled .754% and
 .655%, respectively. After deduction for these amounts, with expense reimbursement, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of--1.817%, 4.183%, and 10.183%, respectively.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (see "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                 1.817%)
                            -----------------------------------------------------------------
                                 GUARANTEED*                         CURRENT**
                            ------------------------------     ------------------------------
            PREM              CASH             DEATH             CASH             DEATH
 YR       AT 5.00%           VALUE            BENEFIT           VALUE            BENEFIT
 ---      ---------         --------         ---------         --------         ---------
  1       $   6,161         $  3,044         $ 500,000         $  4,873         $ 500,000
  2          12,630            5,880           500,000            9,573           500,000
  3          19,423            8,464           500,000           14,139           500,000
  4          26,555           10,790           500,000           18,505           500,000
  5          34,045           12,835           500,000           22,682           500,000
  6          41,908           14,580           500,000           26,676           500,000
  7          50,165           15,997           500,000           30,491           500,000
  8          58,834           17,043           500,000           34,071           500,000
  9          67,937           17,685           500,000           37,483           500,000
 10          77,496           17,893           500,000           40,670           500,000
 11          87,532           17,657           500,000           43,580           500,000
 12          98,070           16,947           500,000           46,277           500,000
 13         109,134           15,758           500,000           48,713           500,000
 14         120,752           14,061           500,000           50,835           500,000
 15         132,951           11,802           500,000           52,650           500,000
 16         145,760            8,918           500,000           54,164           500,000
 17         159,209            5,297           500,000           55,323           500,000
 18         173,331              803           500,000           56,076           500,000
 19         188,159                0                 0           56,432           500,000
 20         203,728                0                 0           56,337           500,000
 25         294,060                0                 0           46,218           500,000
 30         409,348                0                 0            7,058           500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.183%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,144           $500,000           $  5,032           $500,000
  2          12,630             6,262            500,000             10,189            500,000
  3          19,423             9,307            500,000             15,512            500,000
  4          26,555            12,265            500,000             20,939            500,000
  5          34,045            15,105            500,000             26,484            500,000
  6          41,908            17,802            500,000             32,155            500,000
  7          50,165            20,315            500,000             37,960            500,000
  8          58,834            22,591            500,000             43,847            500,000
  9          67,937            24,582            500,000             49,885            500,000
 10          77,496            26,241            500,000             56,024            500,000
 11          87,532            27,541            500,000             62,214            500,000
 12          98,070            28,431            500,000             68,523            500,000
 13         109,134            28,883            500,000             74,908            500,000
 14         120,752            28,846            500,000             81,323            500,000
 15         132,951            28,240            500,000             87,778            500,000
 16         145,760            26,970            500,000             94,284            500,000
 17         159,209            24,890            500,000            100,796            500,000
 18         173,331            21,818            500,000            107,273            500,000
 19         188,159            17,557            500,000            113,728            500,000
 20         203,728            11,898            500,000            120,122            500,000
 25         294,060                 0                  0            148,983            500,000
 30         409,348                 0                  0            162,919            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                                  10.183%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.0%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,242           $500,000           $  5,189           $500,000
  2          12,630             6,653            500,000             10,818            500,000
  3          19,423            10,203            500,000             16,971            500,000
  4          26,555            13,900            500,000             23,631            500,000
  5          34,045            17,731            500,000             30,861            500,000
  6          41,908            21,691            500,000             38,724            500,000
  7          50,165            25,764            500,000             47,291            500,000
  8          58,834            29,920            500,000             56,579            500,000
  9          67,937            34,132            500,000             66,732            500,000
 10          77,496            38,381            500,000             77,787            500,000
 11          87,532            42,666            500,000             89,792            500,000
 12          98,070            46,966            500,000            102,918            500,000
 13         109,134            51,284            500,000            117,245            500,000
 14         120,752            55,606            500,000            132,867            500,000
 15         132,951            59,890            500,000            149,946            500,000
 16         145,760            64,086            500,000            168,662            500,000
 17         159,209            68,097            500,000            189,178            500,000
 18         173,331            71,799            500,000            211,684            500,000
 19         188,159            75,052            500,000            236,449            500,000
 20         203,728            77,711            500,000            263,739            500,000
 25         294,060            76,917            500,000            451,150            523,334
 30         409,348            19,229            500,000            759,481            812,644

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 45
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
                                                    $1,000.00)
PREMIUM TAX: 2.00%

                                   FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                  ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                     1.817%)
                                 ------------------------------------------------------------------------
                                     GUARANTEED*                              CURRENT**
                                 --------------------------------       ---------------------------------
              PREM                CASH               DEATH               CASH                DEATH
 YR         AT 5.00%             VALUE              BENEFIT              VALUE              BENEFIT
 ---        --------             ------             -------             -------             -------
  1          12,322               8,797             508,797              10,631             510,631
  2          25,261              17,263             517,263              20,975             520,975
  3          38,846              25,357             525,357              31,072             531,072
  4          53,111              33,073             533,073              40,855             540,855
  5          68,090              40,389             540,389              50,336             550,336
  6          83,817              47,288             547,288              59,521             559,521
  7         100,330              53,743             553,743              68,415             568,415
  8         117,669              59,714             559,714              76,959             576,959
  9         135,875              65,169             565,169              85,223             585,223
 10         154,992              70,081             570,081              93,148             593,148
 11         175,064              74,449             574,449             100,674             600,674
 12         196,140              78,247             578,247             107,875             607,875
 13         218,269              81,480             581,480             114,697             614,697
 14         241,505              84,127             584,127             121,082             621,082
 15         265,903              86,148             586,148             127,038             627,038
 16         291,521              87,493             587,493             132,572             632,572
 17         318,419              88,069             588,069             137,628             637,628
 18         346,663              87,765             587,765             142,149             642,149
 19         376,319              86,473             586,473             146,151             646,151
 20         407,457              84,099             584,099             149,577             649,577
 25         588,120              54,387             554,387             155,226             655,226
 30         818,697                   0                   0             130,568             630,568

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.183%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,085           $509,085           $ 10,979           $510,979
  2          25,261             18,373            518,373             22,320            522,320
  3          38,846             27,824            527,824             34,074            534,074
  4          53,111             37,432            537,432             46,186            546,186
  5          68,090             47,174            547,174             58,676            558,676
  6          83,817             57,030            557,030             71,560            571,560
  7         100,330             66,970            566,970             84,856            584,856
  8         117,669             76,946            576,946             98,512            598,512
  9         135,875             86,920            586,920            112,612            612,612
 10         154,992             96,852            596,852            127,106            627,106
 11         175,064            106,731            606,731            141,944            641,944
 12         196,140            116,517            616,517            157,208            657,208
 13         218,269            126,199            626,199            172,855            672,855
 14         241,505            135,745            635,745            188,833            688,833
 15         265,903            145,091            645,091            205,157            705,157
 16         291,521            154,171            654,171            221,840            721,840
 17         318,419            162,862            662,862            238,832            738,832
 18         346,663            171,020            671,020            256,077            756,077
 19         376,319            178,495            678,495            273,594            773,594
 20         407,457            185,142            685,142            291,326            791,326
 25         588,120            202,211            702,211            380,062            880,062
 30         818,697            172,375            672,375            454,843            954,843

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 45
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
PREMIUM TAX: 2.00%                                  $1,000.00)

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                             ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                               10.183%)
                           -----------------------------------------------------------------
                                GUARANTEED*                         CURRENT**
                           -----------------------------     -------------------------------
            PREM            CASH             DEATH             CASH              DEATH
 YR       AT 5.00%          VALUE           BENEFIT            VALUE            BENEFIT
 ---      --------         -------         ---------         ---------         ---------
 1        $12,322          $ 9,367         $ 509,367         $  11,320         $ 511,320
 2         25,261           19,507           519,507            23,694           523,694
 3         38,846           30,446           530,446            37,264           537,264
 4         53,111           42,254           542,254            52,077           552,077
 5         68,090           54,987           554,987            68,267           568,267
 6         83,817           68,715           568,715            85,974           585,974
 7        100,330           83,502           583,502           105,352           605,352
 8        117,669           99,404           599,404           126,501           626,501
 9        135,875          116,492           616,492           149,673           649,673
 10       154,992          134,849           634,849           175,003           675,003
 11       175,064          154,592           654,592           202,643           702,643
 12       196,140          175,824           675,824           232,896           732,896
 13       218,269          198,690           698,690           265,967           765,967
 14       241,505          223,327           723,327           302,073           802,073
 15       265,903          249,858           749,858           341,523           841,523
 16       291,521          278,413           778,413           384,659           884,659
 17       318,419          309,087           809,087           431,787           931,787
 18       346,663          341,963           841,963           483,245           983,245
 19       376,319          377,134           877,134           539,481         1,039,481
 20       407,457          414,715           914,715           600,913         1,100,913
 25       588,120          645,628         1,145,628         1,002,810         1,502,810
 30       818,697          962,939         1,462,939         1,616,750         2,116,750

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                   1.817%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
 1         $ 12,322           $ 7,517           $500,000           $  9,965           $500,000
 2           25,261            14,672            500,000             19,687            500,000
 3           38,846            21,403            500,000             29,081            500,000
 4           53,111            27,683            500,000             38,220            500,000
 5           68,090            33,494            500,000             47,054            500,000
 6           83,817            38,838            500,000             55,534            500,000
 7          100,330            43,695            500,000             63,731            500,000
 8          117,669            48,072            500,000             71,605            500,000
 9          135,875            51,954            500,000             79,112            500,000
 10         154,992            55,303            500,000             86,265            500,000
 11         175,064            58,075            500,000             93,079            500,000
 12         196,140            60,183            500,000             99,513            500,000
 13         218,269            61,524            500,000            105,529            500,000
 14         241,505            61,991            500,000            111,145            500,000
 15         265,903            61,483            500,000            116,326            500,000
 16         291,521            59,934            500,000            121,035            500,000
 17         318,419            57,263            500,000            125,290            500,000
 18         346,663            53,402            500,000            128,864            500,000
 19         376,319            48,255            500,000            131,680            500,000
 20         407,457            41,630            500,000            133,703            500,000
 25         588,120                 0                  0            128,180            500,000
 30         818,697                 0                  0             81,607            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.183%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,763           $500,000           $ 10,292           $500,000
  2         25,261              15,623            500,000             20,951            500,000
  3          38,846             23,516            500,000             31,904            500,000
  4          53,111             31,415            500,000             43,237            500,000
  5          68,090             39,301            500,000             54,911            500,000
  6          83,817             47,176            500,000             66,892            500,000
  7         100,330             55,020            500,000             79,265            500,000
  8         117,669             62,844            500,000             92,007            500,000
  9         135,875             70,636            500,000            105,094            500,000
 10         154,992             78,363            500,000            118,561            500,000
 11         175,064             85,990            500,000            132,444            500,000
 12         196,140             93,440            500,000            146,732            500,000
 13         218,269            100,621            500,000            161,423            500,000
 14         241,505            107,440            500,000            176,568            500,000
 15         265,903            113,811            500,000            192,175            500,000
 16         291,521            119,680            500,000            208,262            500,000
 17         318,419            124,985            500,000            224,897            500,000
 18         346,663            129,676            500,000            241,972            500,000
 19         376,319            133,682            500,000            259,512            500,000
 20         407,457            136,853            500,000            277,586            500,000
 25         588,120            130,299            500,000            378,661            500,000
 30         818,697             39,343            500,000            513,052            538,705

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                              10.183%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      AT 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,005       $  500,000       $   10,612       $  500,000
  2        25,261           16,594          500,000           22,242          500,000
  3        38,846           25,763          500,000           34,905          500,000
  4        53,111           35,549          500,000           48,784          500,000
  5        68,090           46,005          500,000           63,954          500,000
  6        83,817           57,216          500,000           80,505          500,000
  7       100,330           69,256          500,000           98,660          500,000
  8       117,669           82,243          500,000          118,556          500,000
  9       135,875           96,289          500,000          140,350          500,000
 10       154,992          111,506          500,000          164,279          500,000
 11       175,064          128,024          500,000          190,607          500,000
 12       196,140          145,963          500,000          219,592          500,000
 13       218,269          165,462          500,000          251,539          500,000
 14       241,505          186,704          500,000          286,844          500,000
 15       265,903          209,929          500,000          325,924          500,000
 16       291,521          235,464          500,000          369,273          500,000
 17       318,419          263,708          500,000          417,490          500,000
 18       346,663          295,154          500,000          470,865          555,621
 19       376,319          330,395          500,000          529,433          619,437
 20       407,457          370,124          500,000          593,685          688,675
 25       588,120          655,031          700,883        1,024,279        1,095,978
 30       818,697        1,117,061        1,172,914        1,718,783        1,804,722

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
                                                    $2,166.67)

PREMIUM TAX: 2.00%

                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                 1.817%)
                             ---------------------------------------------------------------
                                  GUARANTEED*                        CURRENT**
                             -----------------------------     -----------------------------
             PREM              CASH            DEATH             CASH            DEATH
 YR        AT 5.00%           VALUE           BENEFIT           VALUE           BENEFIT
 ---      ----------         --------         --------         --------         --------
  1       $   26,698         $ 20,790         $520,790         $ 23,258         $523,258
  2           54,732          40,915~          540,915           45,999          545,999
  3           84,168           60,307          560,307           68,138          568,138
  4          115,075           78,940          578,940           89,750          589,750
  5          147,528           96,791          596,791          110,782          610,782
  6          181,603          113,864          613,864          131,177          631,177
  7          217,382          130,137          630,137          151,013          651,013
  8          254,950          145,618          645,618          170,241          670,241
  9          294,397          160,294          660,294          188,807          688,807
 10          335,816          174,124          674,124          206,722          706,722
 11          379,305          187,066          687,066          224,000          724,000
 12          424,970          199,029          699,029          240,586          740,586
 13          472,917          209,907          709,907          256,429          756,429
 14          523,262          219,596          719,596          271,547          771,547
 15          576,124          228,006          728,006          285,890          785,890
 16          631,629          235,095          735,095          299,406          799,406
 17          689,909          240,815          740,815          312,116          812,116
 18          751,104          245,145          745,145          323,717          823,717
 19          815,358          248,044          748,044          334,104          834,104
 20          882,825          249,385          749,385          343,236          843,236
 25        1,274,261          224,636          724,636          365,813          865,813
 30        1,773,845          126,166          626,166          337,858          837,858

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
                                                    $2,166.67)

PREMIUM TAX: 2.00%

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                             ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                               4.183%)
                          --------------------------------------------------------------
                               GUARANTEED*                       CURRENT**
                          ----------------------------    ------------------------------
            PREM            CASH           DEATH             CASH            DEATH
 YR       at 5.00%         VALUE          BENEFIT           VALUE           BENEFIT
 ---     ----------       --------       ----------       ----------       ----------
  1      $   26,698       $ 21,471       $  521,471       $   24,018       $  524,018
  2          54,732         43,541          543,541           48,944          548,944
  3          84,168         66,157          566,157           74,718          574,718
  4         115,075         89,299          589,299          101,442          601,442
  5         147,528        112,951          612,951          129,089          629,089
  6         181,603        137,125          637,125          157,630          657,630
  7         217,382        161,804          661,804          187,171          687,171
  8         254,950        187,004          687,004          217,692          717,692
  9         294,397        212,716          712,716          249,166          749,166
 10         335,816        238,909          738,909          281,636          781,636
 11         379,305        265,540          765,540          315,141          815,141
 12         424,970        292,519          792,519          349,658          849,658
 13         472,917        319,732          819,732          385,164          885,164
 14         523,262        347,063          847,063          421,706          921,706
 15         576,124        374,400          874,400          459,261          959,261
 16         631,629        401,677          901,677          497,803          997,803
 17         689,909        428,820          928,820          537,382        1,037,382
 18         751,104        455,774          955,774          577,713        1,077,713
 19         815,358        482,466          982,466          618,699        1,118,699
 20         882,825        508,726        1,008,726          660,302        1,160,302
 25       1,274,261        623,064        1,123,064          873,067        1,373,067
 30       1,773,845        676,341        1,176,341        1,078,578        1,578,578

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.183%)
                        -------------------------------------------------------------
                               GUARANTEED*                      CURRENT**
                        -----------------------------   -----------------------------
           PREM            CASH            DEATH           CASH            DEATH
 YR      AT 5.00%          VALUE          BENEFIT          VALUE          BENEFIT
 ---    -----------     -----------     -----------     -----------     -----------
  1     $    26,698     $    22,139     $   522,139     $    24,766     $   524,766
  2          54,732          46,225         546,225          51,954         551,954
  3          84,168          72,374         572,374          81,709         581,709
  4         115,075         100,753         600,753         114,363         614,363
  5         147,528         131,550         631,550         150,141         650,141
  6         181,603         165,001         665,001         189,292         689,292
  7         217,382         201,337         701,337         232,229         732,229
  8         254,950         240,848         740,848         279,276         779,276
  9         294,397         283,824         783,824         330,782         830,782
 10         335,816         330,564         830,564         387,200         887,200
 11         379,305         381,389         881,389         449,033         949,033
 12         424,970         436,601         936,601         516,763       1,016,763
 13         472,917         496,518         996,518         590,922       1,090,922
 14         523,262         561,488       1,061,488         672,171       1,172,171
 15         576,124         631,907       1,131,907         761,165       1,261,165
 16         631,629         708,265       1,208,265         858,625       1,358,625
 17         689,909         791,092       1,291,092         965,421       1,465,421
 18         751,104         881,001       1,381,001       1,082,167       1,582,167
 19         815,358         978,646       1,478,646       1,209,748       1,709,748
 20         882,825       1,084,656       1,584,656       1,349,201       1,849,201
 25       1,274,261       1,762,743       2,262,743       2,265,671       2,765,671
 30       1,773,845       2,765,854       3,265,854       3,691,520       4,191,520

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

           Underlying Funds Through:

           Fidelity Variable Insurance Products Fund
           Fidelity Variable Insurance Products Fund II
           MFS Variable Insurance Trust
           Putnam Variable Trust

           Scudder Variable Series I
           T. Rowe Price Equity Series, Inc.
           T. Rowe Price Fixed Income Series, Inc.


            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 2001
                                                                           50451
                                                                             Com

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives or in certain Policies, a General Account with a guaranteed annual interest crediting rate of 4%.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account") or in certain Policies to the Company's General Account. The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each of the 14 Divisions of the Separate Account will invest in one of the following corresponding Funds:


                FUND                                 MANAGER
-----------------------------------------------------------------------------
  Fidelity Variable Insurance        Fidelity Management & Research Company
  Products Fund or
   Fidelity Variable Insurance
   Products Fund II
   VIP Growth Portfolio
   VIP Equity-Income Portfolio
   VIP II Index 500 Portfolio
   VIP II Contrafund Portfolio
-----------------------------------------------------------------------------
  MFS Variable Insurance Trust       Massachusetts Financial Services Company
   MFS Emerging Growth Series
-----------------------------------------------------------------------------
  Putnam Variable Trust              Putnam Investment Management, Inc.
   Putnam VT High Yield Fund          ("Putnam Management")
   Putnam VT New Opportunities Fund
   Putnam VT Income Fund
   Putnam VT Voyager Fund
-----------------------------------------------------------------------------
  Scudder Variable Series I          Zurich Scudder Investments
   SVSI Money Market Portfolio
   SVSI International Portfolio
-----------------------------------------------------------------------------
  T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc.
  and
   T. Rowe Price Fixed Income
   Series, Inc.
   New America Growth Portfolio
   Personal Strategy Balanced
   Portfolio
   Limited-Term Bond Portfolio

                The date of this Prospectus is May 1, 2001.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company The Separate Account, and the Funds..........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  15
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  24
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  29
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Account..........................................................  32
General Matters Relating to the Policy...................................  34
Distribution of the Policies.............................................  38
General Provisions of the Group Contract.................................  39
Federal Tax Matters......................................................  40
Safekeeping of the Separate Account's Assets.............................  43
Voting Rights............................................................  43
State Regulation of the Company..........................................  44
Management of the Company................................................  45
Legal Matters............................................................  46
Legal Proceedings........................................................  46
Experts..................................................................  46
Additional Information...................................................  46
Definitions..............................................................  47
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employer-sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

Investing Your Cash Value

You may tell us to invest your Cash Value in either the general account (this may apply only to certain contracts) or the Separate Account, or you may split your Cash Value between them.

The General Account

Certain contracts may contain a General Account. The General Account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% annual interest, and it may earn more. The Company determines the current interest rate from time to time. We have the right to limit the amount of money that you may put into the General Account.

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company, The Separate Account and The Funds" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, a spouse insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account, the General Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% from all premiums paid to cover state premium taxes. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on (1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and (2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured and cost of insurance charge, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies, see "Charges and Deductions--Separate Account Charges."

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses as a percentage of net assets for the year ended December 31, 2000. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account, and The Funds.")

                                                                            Total
                                                                            Annual
                      Fund                  Management Fees Other Expenses Expenses
      Fidelity Variable Insurance Products
       Fund
       VIP Growth Portfolio(/1/)                 .57%              .08%      .65%
       VIP Equity-Income Portfolio(/1/)          .48%              .08%      .56%
      Fidelity Variable Insurance Products
       Fund II
       VIP II Index 500 Portfolio(/2/)           .24%              .09%      .33%
       VIP II Contrafund Portfolio(/1/)          .57%              .09%      .66%
      MFS Variable Insurance Trust
       Emerging Growth Series(/3/)               .75%              .10%      .85%
      Putnam Variable Trust
       Putnam VT High Yield Fund                 .66%              .08%      .74%
       Putnam VT New Opportunities Fund          .52%              .05%      .57%
       Putnam VT Income Fund                     .61%              .06%      .67%
       Putnam VT Voyager Fund                    .51%              .05%      .56%
      Scudder Variable Series I
       SVSI Money Market Portfolio               .37%              .09%      .46%
       SVSI International Portfolio              .82%              .15%      .97%
      T. Rowe Price Equity Series, Inc.
       New America Growth Portfolio              .85%            (/4/)       .85%
       Personal Strategy Balanced
        Portfolio                                .90%            (/4/)       .90%
      T. Rowe Price Income Series, Inc.
       Limited-Term Bond Portfolio               .70%            (/4/)       .70%

  (/1/) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including these reductions, the funds' total expenses would have been:

      VIP Growth Portfolio                                                   .64%
      VIP Equity-Income Portfolio                                            .55%
      VIP II Contrafund Portfolio                                            .63%

  (/2/) The fund's manage has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the Fidelity VIP II Index 500 Portfolio's total annual expenses would have been .028% This arrangement may be discontinued by the fund's manager at any time.

  (/3/) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Annual Expenses" for the MFS Emerging Growth Series would equal 0.84%.

  (/4/) T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses, rather management fees include all operation expenses.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account or the General Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                                    ***

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 2000, it had assets of $403 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies.

In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies we issue.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of various investment management companies (each, a "Fund"). These are series-type mutual funds registered with the SEC as open-end, investment management companies. The assets of each Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund under the corresponding investment management company:

Fidelity Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . VIP Growth Portfolio

   Investment objective: seeks capital appreciation.

  . VIP Equity-Income Portfolio

   Investment objective: seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

Fidelity Variable Insurance Products Fund II

Variable Insurance Products II Fund ("VIP II") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP II. FMR is the manager of the Funds.

  . VIP II Index 500 Portfolio

   Investment objective: seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

  . VIP II Contrafund Portfolio

   Investment objective: seeks long-term capital appreciation.

MFS Variable Insurance Trust

MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current prospectus for the Fund.

  . Emerging Growth Series

   Investment objective: seeks long-term growth of capital. The series may invest up to 25% of its net assets in foreign securities, including emerging market securities.

Putnam Variable Trust

Putnam Variable Trust is an open-end management investment company and each of the funds of Putnam Variable Trust described in this section of the prospectus is a diversified investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Management provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.

  . Putnam VT High Yield Fund

   Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The Fund invests mainly in U.S. corporate bonds rated below investment grade (junk bonds) and that have intermediate to long-term maturities (three years or longer.)

  . Putnam VT New Opportunities Fund

   Seeks long-term capital appreciation by investing mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

  . Putnam VT Income Fund

   Seeks high current income consistent with what Putnam Management believes to be prudent risk.

  . Putnam VT Voyager Fund

   Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on growth stocks.

Scudder Variable Series I

Scudder Variable Series I ("SVSI") is a series-type mutual fund registered with the SEC as an open-ended, diversified management investment company. Only the SVSI Money Market Portfolio and the Class A Shares of the SVSI International Portfolio described herein are currently available as investment choices of the Policies even though other classes and other Funds may be described in the Prospectus for SVSI. Zurich Scudder Investments provides investment advisory services to SVSI whose terms and fees are set forth in the SVSI prospectus.

  . SVSI Money Market Portfolio

   The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a net asset value of $1.00 per share although there can be no assurance that this will be achieved. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

  . SVSI International Portfolio

   The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . New America Growth Portfolio

   The Fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast-growing companies can be found across an array of industries in today's "new America". The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

  . Personal Strategy Balanced Portfolio

   The Fund objective is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income. The Fund pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

T. Rowe Price Income Series, Inc.

T. Rowe Price Fixed Income Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . Limited-Term Bond Portfolio

   The Fund seeks a high level of income consistent with moderate fluctuations in principal value.
   The Fund invests primarily in short-term and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the Fund's dollar-weighted average effective maturity will not exceed five years.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of others policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .Eliminate or combine one or more Divisions;

  .Substitute one Division for another Division; or

  .Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies. Spouse insurance riders may be available and would be subject to evidence of insurability.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See
"Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account or, if available, the General Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to an investment option is 10 percent of the net premium, and fractional percentages may not be used. Certain restrictions may apply to the General Account. (See "The General Account".)

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account (See "Policy Rights and Privileges--Transfers") and, if the General Account is available under the Policy, between the Divisions and the General Account. Certain restrictions apply to transfers involving the General Account.

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
      Attained Age       Percentage
      ------------       ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
      Attained Age       Percentage
      ------------       ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy-- Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account, the General Account, if applicable, and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . interest earned on the amounts in the General Account;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value will equal the portion of any net premium allocated to the Divisions and the General Account, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to the Divisions and the General Account. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.")

Paragon guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Paragon credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

On each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period (including amounts Securing Policy Loans) plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (The current rate may change but will not exceed this rate which corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the General Account and the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions and the General Account in the same proportion that the portion of the Cash Value in the General Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account).

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the General Account and the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division and the General Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division or General Account is $50, or the Policy's Cash Value in that Division or General Account, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions or the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the General Account and the Divisions in the same proportion that the Policy's Cash Value in the General Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions and the General Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division or the General Account to pay the partial withdrawal transaction charge as allocated the unpaid charges will be allocated equally among the remaining General Account and Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division or General Account.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy and for certain Policies between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (see "The General Account"). Requests for transfers must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division or the General Account. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum amount requirement. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, the maximum General Account allocation percent, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95 unless a Maturity Date Endorsement is in effect.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among the General Account and each Division in the same proportion that a Policy's Cash Value in the General Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                First Subsequent
      Eligible Employees                                        Year    Years
      ------------------                                        ----- ----------
      250-499.................................................. $5.00   $2.50
      500-999.................................................. $4.75   $2.25
      1000+.................................................... $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. A current rate shall apply but will not exceed the annual rate of 0.90%. We may reflect a reduction in the current rate as a credit to Cash Value. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                            THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

The General Account consists of all assets owned by Paragon other than those in the Separate Account and other separate accounts. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account.

At issue, Paragon will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in to all Policies. Paragon may at any time modify the General Account maximum allocation percentage. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, Paragon guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

The Policy

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspect of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

General Account Benefits

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, or Policy Loans, the entire investment risk will be borne by Paragon, and so long as the Policy remains in force Paragon guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A or B under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

General Account Cash Value

Net Premiums allocated to the General Account are credited to the Cash Value. Paragon bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. Paragon may, at its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Cash Value in the General Account in excess of the guaranteed minimum rate of 4% per year will be determined in the sole discretion of Paragon. The Policy Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

Paragon guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Paragon credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, or transfers to the Separate Account.

Paragon may limit the percentage of the Policy's total Cash Value that may be allocated to or transferred to the General Account. The total amount that may be allocated to the General Account at any time may not exceed that product of:

  (1) the Policy's total Cash Value in the General Account and the Divisions of the Separate Account, multiplied by

  (2)  the General Account maximum allocation percentage.

The initial General Account maximum allocation percentage is shown on the Policy's specifications page. However, Paragon reserves the right to change the maximum allocation percentage in the future.

Transfers, Surrenders, Partial Withdrawals and Policy Loans

After the first Policy Year, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A partial withdrawal and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. The total amount of transfers and withdrawals in a Policy Year may not exceed a maximum amount equal to the greater of:

  (a) the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or

  (b)  the previous Policy Year's General Account maximum withdrawal amount

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers to the General Account are limited by the maximum allocation percentage (described above) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General
Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. Paragon will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, Paragon will pay interest at the rate of 4% per year for the period of the deferment.

Conversion Right. While your Policy is in force during the first two Policy Years, you may transfer all of your Cash Value from the Divisions of the Separate Account to the General Account.

If during the first two Policy Years you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising your conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age.

If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

Spouse's Life Insurance Rider. Provides the term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, at the time the application is signed the spouse must provide evidence of insurability. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of the spouse. Upon receipt of proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, there is a limited 60-day continuation and exchange period during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider only provides term insurance on the life of the spouse and thus will not provide for the accumulation of its own cash value.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Maturity Date Endorsement. This rider provides a change in the maturity date to be the date of death of the Insured, provided the Policy remains in force to that date with sufficient Cash Surrender Value. The guaranteed cost of insurance rate for the last Policy year in the Policy shall apply for all later Policy Years. (See Federal Tax Matters.)

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years. In addition, compensation may be paid to representatives of MetLife for referrals.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.%

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.%

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.%

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.%

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Extension of Maturity Date. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years(/1/)
           ----             ---------------------------------------------------
 Executive Officers(/2/)

 Anthony F. Trani(/3/)     President and Chief Executive Officer since August
                           2000. Formerly Vice President--Institutional
                           Markets, Metropolitan Life Insurance Company June
                           1998--August 2000. Chief Marketing Officer--
                           Institutional Markets, Metropolitan Life Insurance
                           Company May 1996--June 1998.

 Craig K. Nordyke(/3/)     Executive Vice President and Chief Actuary since
                           November 1996. Vice President and Chief Actuary
                           August 1990--November 1996.

 Matthew K. Duffy          Vice President and Chief Financial Officer since
                           June 1996. Formerly Director of Accounting,
                           Prudential Insurance Company of America, March
                           1987--June 1996.

 Matthew P. McCauley(/3/)  Vice President and General Counsel since 1984.
                           Secretary since August 1981. Vice President and
                           Associate General Counsel, General American since
                           December 1995.

 John R. Tremmel           Vice President--Operations and System Development
                           since January 1999. Formerly Chief Operating
                           Officer, ISP Alliance, April 1998--December 1998.
                           Vice President and General Manager of National
                           Operations Centers, Norell Corporation, January
                           1995--March 1998.

 Michael J. McDermott(/3/) Vice President--Sales since January 2001. Formerly
                           Vice President--Institutional Markets, Metropolitan
                           Life Insurance Company June 1998--January 2001.
                           Regional Vice President--Institutional Markets,
                           Metropolitan Life Insurance Company, May 1996--June
                           1998.

 Directors(/4/)

 Nicholas D. Latrenta      Senior Vice President--Institutional Business
                           Operations since October 1, 2000. Formerly Senior
                           Vice President International Operations March 1999--
                           October 2000. Senior Vice President--Institutional
                           Business May 1997--March 1999. Vice President--
                           Institutional Business May 1996--May 1997.

 Roy C. Albertalli         Chief Counsel--Institutional Business Operations
                           since June 2000. Formerly Vice President and
                           Associate General Counsel--Institutional Business
                           Operations May 1996--June 2000.

 Eugene Marks, Jr.         Senior Vice President--Institutional Business
                           Operations since January 1998. Formerly Vice
                           President--Institutional Business Operations
                           November 1990--January 1998.

 Stanley J. Talbi          Senior Vice President and Chief Actuary--Corporate
                           Actuarial and Corporate Risk Management since July
                           2000. Formerly Senior Vice President and Chief
                           Financial
                           Officer--Institutional Business Operations January
                           1997--July 2000. Vice President and Senior Actuary--
                           Group and Individual Retirement and Savings Business
                           Operations January 1993--January 1997.

 Michael W. Witwer         Vice President--Life Products since March 1995.
                           Formerly Regional Vice President--North Central
                           Region May 1992--February 1995.

--------

(/1/All)positions listed are with the Company unless otherwise indicated.

(/2/The)principal business address of each person listed is Paragon Life
    Insurance Company, 100 South Brentwood Boulevard, St. Louis, MO 63105; except Matthew P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.

(/3/Indicates)Executive Officers who are also Directors.

(/4/All)positions listed for Directors are with Metropolitan Life Insurance
    Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer-- Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements as of and for the year ended December 31, 2000 of the Company and the Separate Account included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Company as of and for the two-years ended December 31, 1999 and the Separate Account for the two-years ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the General Account and for the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving and the day before Christmas when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                       INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company (the "Company") as of December 31, 2000 (Successor Company balance sheet), and the related statements of operations and comprehensive income
(loss), stockholder's equity, and cash flows for the year ended December 31, 2000 (Successor Company operations). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the years ended December 31, 1999 and 1998 (Predecessor Company operations) were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on those statements.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2000 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

  As more fully discussed in Note 1 to the financial statements, the Predecessor Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

Deloitte & Touche LLP

St. Louis, Missouri

March 7, 2001

[KPMG LOGO]

                          Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company as of December 31, 1999 and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

  /s/ KPMG

March 10, 2000



            KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 2000 and 1999

               (in thousands of dollars, except share data)

                                                                  Predecessor's
                                                                      Basis
                                                         -------- -------------
                                                           2000       1999
                                                         -------- -------------
                         Assets
Fixed maturities, available for sale.................... $ 84,006   $ 81,421
Policy loans............................................   20,067     16,954
Cash and cash equivalents...............................   10,018     10,591
                                                         --------   --------
    Total cash and invested assets......................  114,091    108,966
                                                         --------   --------
Reinsurance recoverables................................    1,649      1,314
Deposits relating to reinsured policyholder account
 balances...............................................    7,236      7,020
Accrued investment income...............................    2,004      1,853
Deferred policy acquisition costs.......................    4,836     24,357
Value of business acquired..............................   25,995        --
Goodwill................................................    3,361        --
Fixed assets and leasehold improvements, net............    2,208      1,031
Other assets............................................      578        262
Separate account assets.................................  241,423    255,190
                                                         --------   --------
    Total assets........................................ $403,381   $399,993
                                                         ========   ========
          Liabilities and Stockholder's Equity
Policyholder account balances........................... $107,266   $101,665
Policy and contract claims..............................    1,571      1,691
Federal income taxes payable............................      583      1,007
Other liabilities and accrued expenses..................    3,082      3,734
Payable to affiliates...................................    2,917      3,803
Due to separate account.................................      202        192
Deferred tax liability..................................    6,266      3,070
Separate account liabilities............................  241,423    255,126
                                                         --------   --------
    Total liabilities...................................  363,310    370,288
                                                         --------   --------
Stockholder's equity:
  Common stock, par value $150; 100,000 shares
   authorized;
   20,500 shares issued and outstanding.................    3,075      2,050
  Additional paid-in capital............................   33,123     17,950
  Accumulated other comprehensive income (loss).........      869     (2,748)
  Retained earnings.....................................    3,004     12,453
                                                         --------   --------
    Total stockholder's equity..........................   40,071     29,705
                                                         --------   --------
    Total liabilities and stockholder's equity.......... $403,381   $399,993
                                                         ========   ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

         Statements of Operations and Comprehensive Income (Loss)

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                           Predecessor's Basis
                                                           --------------------
                                                   2000      1999       1998
                                                  -------  ---------  ---------
Revenues:
  Policy contract charges........................ $22,809    $24,577    $20,437
  Net investment income..........................   8,748      7,726      6,983
  Commissions and expense allowances on
   reinsurance ceded.............................     190        292        124
  Net realized investment (losses) gains.........  (1,027)        57         53
                                                  -------  ---------  ---------
    Total revenues...............................  30,720     32,652     27,597
                                                  =======  =========  =========
Benefits and expenses:
  Policy benefits................................   4,742      4,616      4,774
  Interest credited to policyholder account
   balances......................................   5,743      5,524      5,228
  Commissions, net of capitalized costs..........     381        445        167
  General and administration expenses, net of
   capitalized costs.............................  12,787     16,181      9,511
  Amortization of deferred policy acquisition
   costs.........................................     --       1,631      1,150
  Amortization of value of business..............   2,092        --         --
  Amortization of goodwill.......................     177        --         --
                                                  -------  ---------  ---------
    Total benefits and expenses..................  25,922     28,397     20,830
                                                  =======  =========  =========
    Income before federal income tax expense.....   4,798      4,255      6,766
Federal income taxes.............................   1,703      1,499      2,368
                                                  -------  ---------  ---------
Net income.......................................   3,095      2,756      4,398
Other comprehensive income (loss)................   3,617     (5,557)       851
                                                  -------  ---------  ---------
Comprehensive income (loss)...................... $ 6,712  $  (2,801) $   5,249
                                                  =======  =========  =========


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital   income (loss) earnings    equity
                         ------ ---------- ------------- -------- -------------
Predecessor's basis
 balance at January 1,
 1998................... $2,050  $17,950      $ 1,958    $ 5,299     $27,257
  Net income............    --       --           --       4,398       4,398
  Other comprehensive
   income...............    --       --           851        --          851
                         ------  -------      -------    -------     -------
Balance at December 31,
 1998...................  2,050   17,950        2,809      9,697      32,506
  Net income............    --       --           --       2,756       2,756
  Other comprehensive
   loss.................    --       --        (5,557)       --       (5,557)
                         ------  -------      -------    -------     -------
Balance at December 31,
 1999...................  2,050   17,950       (2,748)    12,453      29,705
                         ------  -------      -------    -------     -------
Balance at January 1,
 2000...................  2,050   34,057       (2,748)       --       33,359
  Par value change......  1,025   (1,025)         --         --          --
  Net income............    --       --           --       3,095       3,095
  Other comprehensive
   income...............    --       --         3,617        --        3,617
                         ------  -------      -------    -------     -------
Balance at December 31,
 2000................... $3,075  $33,032      $   869    $ 3,095     $40,071
                         ======  =======      =======    =======     =======


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                              Predecessor's
                                                                  Basis
                                                            ------------------
                                                    2000      1999      1998
                                                   -------  --------  --------
Cash flows from operating activities:
  Net income...................................... $ 3,095  $  2,756  $  4,398
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables....................    (335)     (144)      563
      Deposits relating to reinsured policyholder
       account balances...........................    (216)     (332)     (272)
      Accrued investment income...................    (151)     (308)     (168)
      Federal income tax payable..................    (424)      726       118
      Other assets................................  (1,493)    3,316    (1,821)
      Policy and contract claims..................    (120)       19       587
      Other liabilities and accrued expenses......    (103)     (209)      457
      Payable to affiliates.......................    (886)    1,741       442
      Company ownership of separate account.......      64       (64)      --
      Due to separate account.....................      10         9       122
    Deferred tax expense..........................   1,186       469       740
    Policy acquisition costs deferred.............  (4,836)   (4,185)   (3,808)
    Amortization of deferred policy acquisition
     costs........................................     --      1,631     1,150
    Amortization of value of business acquired....   2,092       --        --
    Amortization of goodwill......................     177       --        --
    Interest credited to policyholder accounts....   5,743     5,524     5,228
    (Accretion) amortization of net investments...    (101)       92        39
    Net gain (loss) on sales and calls of fixed
     maturities...................................   1,027       (57)      (53)
                                                   -------  --------  --------
Net cash provided by operating activities.........   4,729    10,984     7,722
                                                   -------  --------  --------
Cash flows from investing activities:
  Purchase of fixed maturities....................  (6,007)  (12,515)  (14,954)
  Sale or maturity of fixed maturities............   3,960     4,695     8,632
  Increase in policy loans, net...................  (3,113)   (2,819)   (2,648)
                                                   -------  --------  --------
Net cash used in investing activities.............  (5,160)  (10,639)   (8,970)
                                                   -------  --------  --------
Cash flows from financing activities:
  Net policyholder account deposits...............    (142)    2,807     2,954
                                                   -------  --------  --------
Net (decrease) increase in cash and cash
 equivalents......................................    (573)    3,152     1,706
Cash and cash equivalents at beginning of year....  10,591     7,439     5,733
                                                   -------  --------  --------
Cash and cash equivalents at end of year.......... $10,018  $ 10,591  $  7,439
                                                   -------  --------  --------
Supplemental disclosure of cash flow information:
  Cash paid for income taxes...................... $  (941) $   (346) $ (1,460)
                                                   =======  ========  ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                       Notes to Financial Statements

                         (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

  Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

  The acquistion of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

  As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For periods prior to the date of acquisition, the Company is referred to as the "Predecessor Company".

  The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

                         PARAGON LIFE INSURANCE COMPANY

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 2000 and 1999, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis.

 (c) Value of Business Acquired

  Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

 (d) Goodwill

  The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2000, net of accumulated amortization of $177, was $3,361.

(e) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2000, 1999 and 1998. The actual crediting rate was 6.1% in 2000, ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998.

                         PARAGON LIFE INSURANCE COMPANY

 (f) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The company will file two short-period consolidated federal income tax returns for year 2000. For the short period prior to acquisition of GenAmerica Financial Corporation by Metropolitan Life Insurance Company, the Company will file with General American Mutual Holding Company. For the short period after the acquisition by Metropolitan Life Insurance Company, the Company will file with General American and its life insurance subsidiaries. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

 (g) Reinsurance

  Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (h) Deferred Policy Acquisition Costs

  The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date, is adjusted by a charge or credit to income.

 (i) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

 (j) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could

                         PARAGON LIFE INSURANCE COMPANY
result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

    Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

 (k) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (l) Reclassification

  Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

 (m) New Accounting Pronouncements

  In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance requires adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that its adoption of the Codification by the NAIC and the Codification as modified by the Department, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

  In June 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133, as amended by SFAS 138, require among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as

                         PARAGON LIFE INSURANCE COMPANY
hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's financial condition or results of operations.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

  In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 effective for the year ended December 31, 2000 did not have a material effect on the Company's financial statements. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's consolidated financial statements.

                         PARAGON LIFE INSURANCE COMPANY

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000 and 1999 are as follows:

                                                               2000
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 4,291    $  122    $   --     $ 4,413
      Corporate
       securities..........................    64,972     2,135      1,432     65,675
      Mortgage-backed
       securities..........................    12,784       633        --      13,417
      Asset-backed securities..............       493         8        --         501
                                              -------    ------    -------    -------
                                              $82,540    $2,898    $ 1,432    $84,006
                                              =======    ======    =======    =======

                                                     Predecessor's Basis 1999
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 8,728    $   53    $  (162)   $ 8,619
      Corporate securities.................    70,312       276     (4,830)    65,758
      Mortgage-backed securities...........     6,911        36       (394)     6,553
      Asset-backed securities..............       500       --          (9)       491
                                              -------    ------    -------    -------
                                              $86,451    $  365    $(5,395)   $81,421
                                              =======    ======    =======    =======

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Amortized Estimated
                                                              cost    Fair value
                                                            --------- ----------
      Due in one year or less..............................  $ 6,089   $ 6,105
      Due after one year through five years................   14,823    15,082
      Due after five years through ten years...............    9,191     9,259
      Due after ten years through twenty years.............   39,653    40,143
      Mortgage-backed securities...........................   12,784    13,417
                                                             -------   -------
                                                             $82,540   $84,006
                                                             =======   =======

  Proceeds from sales of fixed maturities during 2000, 1999 and 1998 were $3,959 and $4,695 and $4,069, respectively. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 and $53 were realized on those sales in 1999 and 1998, respectively.

                         PARAGON LIFE INSURANCE COMPANY

  The sources of net investment income follow:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Fixed Maturities................................ $6,789  $ 6,077  $ 5,603
      Short-term investments..........................    577      486      535
      Policy loans and other..........................  1,464    1,244      924
                                                       ------  -------  -------
                                                       $8,830    7,807    7,062
      Investment expenses.............................    (82)     (81)     (79)
                                                       ------  -------  -------
          Net investment income....................... $8,748  $ 7,726  $ 6,983
                                                       ======  =======  =======

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale........... $1,465  $(5,030) $ 4,717
        Deferred policy acquisition costs.............    --       803     (396)
        VOBA..........................................   (128)     --       --
      Deferred income taxes...........................   (468)   1,479   (1,512)
                                                       ------  -------  -------
      Net unrealized appreciation (depreciation)...... $  869  $(2,748) $ 2,809
                                                       ======  =======  =======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,036 and $4,083 at December 31, 2000 and 1999, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999.

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
      December 31, 2000:
        Assets
          Fixed Maturities.................................. $ 84,006  $ 84,006
          Policy loans......................................   20,067    20,067
          Separate account assets...........................  241,423   241,423
        Liabilities
          Policyholder account balances.....................  107,266   107,266
          Separate Account liabilities......................  241,423   241,423
      December 31, 1999:
        Assets
          Fixed Maturities.................................. $ 81,421  $ 81,421
          Policy loans......................................   16,594    16,594
          Separate account assets...........................  255,190   255,190
        Liabilities
          Policyholder account balances.....................  101,665   101,665
          Separate Account liabilities......................  255,126   255,126

(4) Reinsurance

  The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 2000, 1999 and 1998 as they relate to transactions with affiliates are summarized as follows:

                                                                 Predecessor's
                                                                     Basis
                                                                ---------------
                                                         2000    1999    1998
                                                        ------- ------- -------
      Reinsurance transactions with affiliates:
        Policy contract charges ceded.................. $18,445 $16,869 $14,723
        Policy benefits ceded..........................  22,130  16,823  17,071
        Commissions and expenses ceded.................     190     292     123
        Reinsurance recoverables.......................   1,617   1,268   1,109

  Ceded contract charges and benefits to non-affiliates for 2000, 1999 and 1998 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                       2000     1999     1998
                                                     --------  -------  -------
      Balance at beginning of year.................  $ 24,357  $20,602  $17,980
      Purchase adjustments.........................   (24,357)     --       --
      Policy acquisition costs deferred............     4,836    4,185    3,808
      Policy acquisition costs amortized...........       --    (1,631)  (1,150)
      Deferred policy acquisition costs relating to
       change in unrealized gain on investments
       available for sale..........................       --    (1,201)    (36)
                                                     --------  -------  -------
      Balance at end of year.......................  $  4,836  $24,357  $20,602
                                                     ========  =======  =======

(6) Administration System Write-off

  In 1999 Paragon expensed $4,787 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963 and other costs incurred in 1999 relating to the project were $824. Other costs incurred and expensed in 1998 were $469.

(7) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Current tax expense................................. $  517 $1,030 $1,628
      Deferred tax expense................................  1,186    469    740
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

  Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Computed "expected" tax expense..................... $1,679 $1,489 $2,368
      Other, net..........................................     24     10    --
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2000, 1999 and 1998 are presented below:

                                                                  Predecessor's
                                                                      Basis
                                                          ------- -------------
                                                           2000    1999   1998
                                                          ------- ------ ------
      Deferred tax assets:
        Unearned reinsurance allowances.................. $   --  $  194 $  218
        Policy and contract liabilities..................     554    583    709
        Tax capitalization of acquisition costs..........   2,869  2,559  2,147
        Purchase adjustment..............................   1,456    --     --
        Unrealized loss on investments, net..............     --   1,479     58
        Other, net.......................................     164    359    --
                                                          ------- ------ ------
          Total deferred tax assets...................... $ 5,043 $5,174 $3,132
                                                          ======= ====== ======
      Deferred tax liabilities:
        Unrealized gain on investments, net.............. $   468 $  --  $1,512
        VOBA.............................................   9,139    --     --
        Deferred policy acquisition costs................   1,702  8,244  7,211
                                                          ------- ------ ------
          Total deferred tax liabilities................. $11,309  8,244  8,723
                                                          ------- ------ ------
          Net deferred tax liabilities................... $ 6,266 $3,070 $5,591
                                                          ======= ====== ======

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized.

(8) Related-Party Transactions

  The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2000, 1999 and 1998 were $2,487, $2,247 and $1,513, respectively. See Note 3 for reinsurance transactions with affiliates.

  The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(9) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000, 1999 and 1998 due to over-funding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $459, $0 and $188 for 2000, 1999 and 1998, respectively.

                      PARAGON LIFE INSURANCE COMPANY

  As a result of the acquistion by MetLife, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $0 and $423 for 2000 and 1999, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(10) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2000, 1999 and 1998, as determined using statutory accounting practices, is summarized as follows:

                                                         2000    1999    1998
                                                        ------- ------- -------
      Statutory surplus as reported to regulatory
       authorities..................................... $13,751 $13,545 $10,500
      Net gain from operations as reported to
       regulatory authorities.......................... $   835 $   300 $ 1,596

(11) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2001 without prior notice or approval is $835. Paragon did not pay dividends in 2000, 1999 and 1998.

(12) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2000, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                      PARAGON LIFE INSURANCE COMPANY

(13) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

      Year ended December 31:
        2001............................................................. $  764
        2002.............................................................    714
        2003.............................................................    275
        2004.............................................................     83
        2005.............................................................     12
                                                                          ------
                                                                          $1,848
                                                                          ======

  Rent expense totaled $562, $507 and $490 in 2000, 1999 and 1998, respectively.

  From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

(14) Comprehensive Income

  The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2000, 1999 and 1998:

                                                             2000
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 4,538    $(1,588)   $ 2,950
      Plus: reclassification adjustment for
       losses realized in net income...........    1,027       (360)       667
                                                 -------    -------    -------
      Other comprehensive income...............  $ 5,565    $(1,948)   $ 3,617
                                                 =======    =======    =======

                                                   Predecessor's Basis 1999
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   $ 2,972    $(5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)        20        (37)
                                                 -------    -------    -------
      Other comprehensive loss.................  $(8,549)   $ 2,992    $(5,557)
                                                 =======    =======    =======

                                                   Predecessor's Basis 1998
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 1,361    $  (476)   $   885
      Less: reclassification adjustment for
       gains realized in net income............      (53)        19        (34)
                                                 -------    -------    -------
      Other comprehensive income...............  $ 1,308    $  (457)   $   851
                                                 =======    =======    =======

                       INDEPENDENT AUDITORS' REPORT

The Board of Directors Paragon Life Insurance Company and Policyholders of
 Separate Account B's MultiManager Divisions:

We have audited the accompanying statements of net assets, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T.Rowe Price New America Growth, T.Rowe Price Limited-Term Bond, T.Rowe Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 2000 and the respective related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of operations and changes in net assets for each of the periods in the two year period ended December 31, 1999 were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on these statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000 by correspondence with the distributors and depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the respective financial positions of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T.Rowe Price New America Growth, T.Rowe Price Limited-Term Bond, T.Rowe Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 2000, and the respective results of their operations and changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

St. Louis, Missouri

March 23, 2001

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors Paragon Life Insurance Company and Policyholders of
 Separate Account B's MultiManager Divisions:

  We have audited the accompanying statements of operations and changes in net assets, of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B for each of the periods in the two-year period ended December 31, 1999. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B for each of the periods in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                            December 31, 2000

                      Scudder Money    Scudder       Fidelity       Fidelity                       Fidelity       Putnam
                         Market     International  Equity Income     Growth     Fidelity Index    Contrafund    High Yield
                        Division      Division       Division       Division     500 Division      Division      Division
                      ------------- ------------- --------------- ------------- --------------- --------------- ----------
                          2000          2000           2000           2000           2000            2000          2000
                      ------------- ------------- --------------- ------------- --------------- --------------- ----------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....   $  632,222     3,090,064      3,411,495      6,110,639     11,005,095       7,334,306     686,503
  Receivable from
   (Payable to)
   Paragon Life
   Insurance
   Company..........        2,651         5,821         (3,863)        10,088           (957)          9,333       1,480
                       ----------     ---------      ---------      ---------     ----------       ---------     -------
    Total Net
     Assets.........   $  634,873     3,095,885      3,407,632      6,120,727     11,004,138       7,343,639     687,983
                       ==========     =========      =========      =========     ==========       =========     =======
Net Assets,
 representing:
  Equity of Contract
   Owners...........   $  634,873     3,095,885      3,407,632      6,120,727     11,004,138       7,343,639     687,983
  Equity of Paragon
   Life Insurance
   Company..........          --            --             --             --             --              --          --
                       ----------     ---------      ---------      ---------     ----------       ---------     -------
                       $  634,873     3,095,885      3,407,632      6,120,727     11,004,138       7,343,639     687,983
                       ==========     =========      =========      =========     ==========       =========     =======
Total Units Held....      534,580       157,473        112,260         99,533         70,607         250,950      53,470
Net Asset Value Per
 Unit...............   $     1.19         19.66          30.35          61.50         155.85           29.26       12.87
Cost of Investments.   $  632,222     3,337,810      3,205,283      6,334,180     10,279,988       7,286,721     843,982
                       ==========     =========      =========      =========     ==========       =========     =======
                                     Putnam New     T.R. Price     T.R. Price     T.R. Price
                      Putnam Income Opportunities   New America   Limited-Term  Personal Strat.  MFS Emerging
                        Division      Division    Growth Division Bond Division  Bal. Division  Growth Division
                      ------------- ------------- --------------- ------------- --------------- ---------------
                          2000          2000           2000           2000           2000            2000
                      ------------- ------------- --------------- ------------- --------------- ---------------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....   $1,596,937     3,471,010      2,482,355        730,934      2,487,175       5,875,858
  (Payable to)
   Receivable from
   Paragon Life
   Insurance
   Company..........       (1,881)       (5,907)        (1,906)         1,617            (24)           (723)
                       ----------     ---------      ---------      ---------     ----------       ---------
    Total Net
     Assets.........   $1,595,056     3,465,103      2,480,449        732,551      2,487,151       5,875,135
                       ==========     =========      =========      =========     ==========       =========
Net Assets,
 representing:
  Equity of Contract
   Owners...........   $1,595,056     3,465,103      2,480,449        728,849      2,487,151       5,875,135
  Equity of Paragon
   Life Insurance
   Company..........          --            --             --           3,702            --              --
                       ----------     ---------      ---------      ---------     ----------       ---------
                       $1,595,056     3,465,103      2,480,449        732,551      2,487,151       5,875,135
                       ==========     =========      =========      =========     ==========       =========
Total Units Held....      101,387       108,016         99,828        124,794        124,113         198,358
Net Asset Value Per
 Unit...............   $    15.73         32.08          24.85           5.84          20.04           29.62
Cost of Investments.   $1,600,783     3,743,106      2,730,438        722,842      2,530,978       5,030,510
                       ==========     =========      =========      =========     ==========       =========
                       Putnam
                       Voyager
                      Division
                      ---------
                        2000
                      ---------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....  2,685,418
  Receivable from
   (Payable to)
   Paragon Life
   Insurance
   Company..........      4,816
                      ---------
    Total Net
     Assets.........  2,690,234
                      =========
Net Assets,
 representing:
  Equity of Contract
   Owners...........  2,690,234
  Equity of Paragon
   Life Insurance
   Company..........        --
                      ---------
                      2,690,234
                      =========
Total Units Held....     41,118
Net Asset Value Per
 Unit...............      65.43
Cost of Investments.  2,739,960
                      =========
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....
  (Payable to)
   Receivable from
   Paragon Life
   Insurance
   Company..........
    Total Net
     Assets.........
Net Assets,
 representing:
  Equity of Contract
   Owners...........
  Equity of Paragon
   Life Insurance
   Company..........
Total Units Held....
Net Asset Value Per
 Unit...............
Cost of Investments.

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

                                  Page 1 of 2

          For the Years Ended December 31, 2000, 1999, and 1998.

                                                       Scudder International         Fidelity Equity Income
                     Scudder Money Market Division            Division                      Division
                     ------------------------------ ------------------------------  --------------------------
                        2000        1999     1998      2000       1999      1998      2000     1999     1998
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
Investment Income:
 Dividend Income...  $    33,916     20,414  10,143     69,150     10,925   16,096    65,541   30,539   14,639
Expenses:
 Mortality and
 Expense Charge....        4,423      3,042   1,460     23,535     14,321    8,335    23,962   18,098   10,564
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
 Net Investment
 Income (Expense)..       29,493     17,372   8,683     45,615     (3,396)   7,761    41,579   12,441    4,075
Net Realized Gain
on Investments:
 Realized Gain from
 Distributions.....          --         --      --     239,614    154,037  105,862   166,107   67,508   52,096
 Proceeds from
 Sales.............      402,278    455,692  51,234    286,804    386,233  102,947   657,781  416,382  124,813
 Cost of
 Investments Sold..      402,278    455,692  51,234    240,626    372,342  106,571   666,724  390,205  119,169
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
   Net Realized
   Gain on
   Investments.....          --         --      --     285,792    167,928  102,238   157,164   93,685   57,740
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........          --         --      --     837,838     27,148  (25,879)  143,849  141,690   56,580
 Unrealized (Loss)
 Gain End of Year..          --         --      --    (247,746)   837,838   27,148   206,212  143,849  141,690
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
 Net Unrealized
 (Loss) Gain on
 Investments.......          --         --      --  (1,085,584)   810,690   53,027    62,363    2,159   85,110
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
   Net (Loss) Gain
   on Investments..          --         --      --    (799,792)   978,618  155,265   219,527   95,844  142,850
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $    29,493     17,372   8,683   (754,177)   975,222  163,026   261,106  108,285  146,925
                     ===========  ========= ======= ==========  =========  =======  ========  =======  =======
                          Fidelity Index 500            Fidelity Contrafund            Putnam High Yield
                               Division                       Division                      Division
                     ------------------------------ ------------------------------  --------------------------
                        2000        1999     1998      2000       1999      1998      2000     1999     1998
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
Investment Income:
 Dividend Income...  $   104,734     59,680  27,845    258,918     15,792   10,800    70,338   42,401   17,896
Expenses:
 Mortality and
 Expense Charge....       85,009     53,104  23,600     55,177     33,475   15,117     4,967    3,311    1,965
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
 Net Investment
 Income (Expense)..       19,725      6,576   4,245    203,741    (17,683)  (4,317)   65,371   39,090   15,931
Net Realized Gain
on Investments:
 Realized Gain from
 Distributions.....       43,126     26,892  64,495    610,961    115,805   79,460       --       --     2,808
 Proceeds from
 Sales.............      986,246    598,077 172,866    821,995    537,241  103,003    66,459   63,617   57,532
 Cost of
 Investments Sold..      829,419    490,860 152,050    756,627    445,480   94,211    78,474   70,444   53,897
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
   Net Realized
   Gain (Loss) on
   Investments.....      199,953    134,109  85,311    676,329    207,566   88,252   (12,015)  (6,827)   6,443
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........    2,089,459    867,561 158,189  1,469,289    576,541   83,162   (39,488) (29,078)  14,350
 Unrealized Gain
 (Loss) End of
 Year..............      725,105  2,089,459 867,561     47,586  1,469,289  576,541  (157,478) (39,488) (29,078)
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
 Net Unrealized
 (Loss) Gain on
 Investments.......   (1,364,354) 1,221,898 709,372 (1,421,703)   892,748  493,379  (117,990) (10,410) (43,428)
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
   Net (Loss) Gain
   on Investments..   (1,164,401) 1,356,007 794,683   (745,374) 1,100,314  581,631  (130,005) (17,237) (36,985)
                     -----------  --------- ------- ----------  ---------  -------  --------  -------  -------
(Decrease) Increase
in Net Assets
Resulting from
Operations.........  $(1,144,676) 1,362,583 798,928   (541,633) 1,082,631  577,314   (64,634)  21,853  (21,054)
                     ===========  ========= ======= ==========  =========  =======  ========  =======  =======
                           Fidelity Growth
                               Division
                     -------------------------------
                        2000       1999      1998
                     ----------- ---------- --------
Investment Income:
 Dividend Income...     271,570     71,157    3,814
Expenses:
 Mortality and
 Expense Charge....      46,612     22,207    7,802
                     ----------- ---------- --------
 Net Investment
 Income (Expense)..     224,958     48,950   (3,988)
Net Realized Gain
on Investments:
 Realized Gain from
 Distributions.....     298,995    134,264   99,760
 Proceeds from
 Sales.............     523,122    207,171   74,918
 Cost of
 Investments Sold..     457,605    181,132   70,769
                     ----------- ---------- --------
   Net Realized
   Gain on
   Investments.....     364,512    160,303  103,909
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........   1,163,240    296,448   30,076
 Unrealized (Loss)
 Gain End of Year..    (223,541) 1,163,240  296,448
                     ----------- ---------- --------
 Net Unrealized
 (Loss) Gain on
 Investments.......  (1,386,781)   866,792  266,372
                     ----------- ---------- --------
   Net (Loss) Gain
   on Investments..  (1,022,269) 1,027,095  370,281
                     ----------- ---------- --------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........    (797,311) 1,076,045  366,293
                     =========== ========== ========
                            Putnam Voyager
                               Division
                     -------------------------------
                        2000       1999      1998
                     ----------- ---------- --------
Investment Income:
 Dividend Income...      75,355      1,294    1,303
Expenses:
 Mortality and
 Expense Charge....      21,252     10,881    4,710
                     ----------- ---------- --------
 Net Investment
 Income (Expense)..      54,103     (9,587)  (3,407)
Net Realized Gain
on Investments:
 Realized Gain from
 Distributions.....     252,674    103,773   31,790
 Proceeds from
 Sales.............     260,294    220,253   72,208
 Cost of
 Investments Sold..     201,757    182,126   63,834
                     ----------- ---------- --------
   Net Realized
   Gain (Loss) on
   Investments.....     311,211    141,900   40,164
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........     839,736    159,171   46,424
 Unrealized Gain
 (Loss) End of
 Year..............     (54,543)   839,736  159,171
                     ----------- ---------- --------
 Net Unrealized
 (Loss) Gain on
 Investments.......    (894,279)   680,565  112,748
                     ----------- ---------- --------
   Net (Loss) Gain
   on Investments..    (583,068)   822,465  152,912
                     ----------- ---------- --------
(Decrease) Increase
in Net Assets
Resulting from
Operations.........    (528,965)   812,878  149,505
                     =========== ========== ========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

                                  Page 2 of 2

           For the Years Ended December 31, 2000, 1999 and 1998

                             Putnam                       Putnam                      T.R. Price                T.R. Price
                             Income                 New Opportunities                New America             Limited-Term Bond
                            Division                     Division                  Growth Division               Division
                     ------------------------- ------------------------------  --------------------------  -----------------------
                       2000     1999     1998     2000       1999      1998      2000     1999     1998     2000     1999    1998
                     --------  -------  ------ ----------  ---------  -------  --------  -------  -------  -------  -------  -----
Investment Income:
 Dividend Income...  $ 90,490   48,830  24,286     34,441        --       --        --       --       --    36,418   18,708  3,964
Expenses:
 Mortality and
 Expense Charge....    11,191    7,593   3,672     29,431     12,257    5,408    19,572   13,731    8,308    4,768    2,466    521
                     --------  -------  ------ ----------  ---------  -------  --------  -------  -------  -------  -------  -----
 Net Investment
 Income (Expense)..    79,299   41,237  20,614      5,010    (12,257)  (5,408)  (19,572) (13,731)  (8,308)  31,650   16,242  3,443
Net Realized Gain
on Investments:
 Realized Gain from
 Distributions.....       --     4,295     632    235,219     17,711    8,780   273,395  130,662   29,621      --       --     201
 Proceeds from
 Sales.............   254,191   50,661   9,892    153,710    160,862   88,851   240,287  318,715   64,424   66,172   25,275  5,557
 Cost of
 Investments Sold..   263,558   51,645   9,414    113,832    127,758   75,941   221,185  266,456   56,227   67,550   25,631  5,494
                     --------  -------  ------ ----------  ---------  -------  --------  -------  -------  -------  -------  -----
   Net Realized
   (Loss) Gain on
   Investments.....    (9,367)   3,311   1,110    275,097     50,815   21,690   292,497  182,921   37,818   (1,378)    (356)   264
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized (Loss)
 Gain Beginning of
 Year..............   (35,549)  38,849  20,067  1,292,978    220,882   58,379   322,806  249,666   74,143  (13,451)   1,054    348
 Unrealized (Loss)
 Gain End of Year..    (3,846) (35,549) 38,849   (272,097) 1,292,978  220,882  (248,083) 322,806  249,666    8,093  (13,451) 1,054
                     --------  -------  ------ ----------  ---------  -------  --------  -------  -------  -------  -------  -----
 Net Unrealized
 Gain (Loss) on
 Investments.......    31,703  (74,398) 18,782 (1,565,075) 1,072,096  162,503  (570,889)  73,140  175,523   21,544  (14,505)   706
                     --------  -------  ------ ----------  ---------  -------  --------  -------  -------  -------  -------  -----
   Net Gain (Loss)
   on Investments..    22,336  (71,087) 19,892 (1,289,978) 1,122,911  184,193  (278,392) 256,061  213,341   20,166  (14,861)   970
                     --------  -------  ------ ----------  ---------  -------  --------  -------  -------  -------  -------  -----
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $101,635  (29,850) 40,506 (1,284,968) 1,110,654  178,785  (297,964) 242,330  205,033   51,816    1,381  4,413
                     ========  =======  ====== ==========  =========  =======  ========  =======  =======  =======  =======  =====
                           T.R. Price                      MFS
                            Personal                     Emerging
                      Strat. Bal. Division           Growth Division
                     ------------------------- ------------------------------
                       2000     1999     1998     2000       1999      1998
                     --------  -------  ------ ----------  ---------  -------
Investment Income:
 Dividend Income...  $ 71,907   52,237  22,815    188,352        --     7,893
Expenses:
 Mortality and
 Expense Charge....    17,862   11,512   5,220     48,658     22,579    9,802
                     --------  -------  ------ ----------  ---------  -------
 Net Investment
 Income (Expense)..    54,045   40,725  17,595    139,694    (22,579)  (1,909)
Net Realized Gain
on Investments:
 Realized Gain from
 Distributions.....   118,809  100,774  32,671    141,821        --     2,818
 Proceeds from
 Sales.............   550,746  494,695  81,578    484,045    292,638  104,262
 Cost of
 Investments Sold..   550,110  483,517  77,738    324,727    222,677   91,161
                     --------  -------  ------ ----------  ---------  -------
   Net Realized
   Gain on
   Investments.....   119,445  111,952  36,511    301,139     69,961   15,919
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 Beginning of Year.    26,162   48,761  10,497  2,726,497    467,020   68,906
 Unrealized (Loss)
 Gain End of Year..   (43,803)  26,162  48,761    845,348  2,726,497  467,020
                     --------  -------  ------ ----------  ---------  -------
 Net Unrealized
 (Loss) Gain on
 Investments.......   (69,965) (22,599) 38,264 (1,881,149) 2,259,477  398,114
                     --------  -------  ------ ----------  ---------  -------
   Net Gain (Loss)
   on Investments..    49,480   89,353  74,775 (1,580,010) 2,329,438  414,033
                     --------  -------  ------ ----------  ---------  -------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $103,525  130,078  92,370 (1,440,316) 2,306,859  412,124
                     ========  =======  ====== ==========  =========  =======

                See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                   STATEMENTS OF CHANGES IN NET ASSETS

                               Page 1 of 2

           For the Years Ended December 31, 2000, 1999 and 1998

                                Scudder                         Scudder
                             Money Market                    International                    Fidelity Equity
                               Division                         Division                      Income Division
                    -------------------------------- --------------------------------  -------------------------------
                       2000        1999      1998       2000       1999       1998       2000       1999       1998
                    -----------  --------- --------- ----------  ---------  ---------  ---------  ---------  ---------
Operations:
 Net Investment
 Income (Expense).. $    29,493     17,372     8,683     45,615     (3,396)     7,761     41,579     12,441      4,075
 Net Realized Gain
 on Investments....         --         --        --     285,792    167,928    102,238    157,164     93,685     57,740
 Net Unrealized
 (Loss) Gain on
 Investments.......         --         --        --  (1,085,584)   810,690     53,027     62,363      2,159     85,110
                    -----------  --------- --------- ----------  ---------  ---------  ---------  ---------  ---------
   Increase
   (Decrease) in
   Net Assets
   Resulting from
   Operations......      29,493     17,372     8,683   (754,177)   975,222    163,026    261,106    108,285    146,925
 Net Deposits into
 Separate Account..      63,400    245,044   145,966    871,186    582,890    502,178    339,544    811,876    780,846
                    -----------  --------- --------- ----------  ---------  ---------  ---------  ---------  ---------
   Increase in Net
   Assets..........      92,893    262,416   154,649    117,009  1,558,112    665,204    600,650    920,161    927,771
Net Assets,
Beginning of Year..     541,980    279,564   124,915  2,978,876  1,420,764    755,560  2,806,982  1,886,821    959,050
                    -----------  --------- --------- ----------  ---------  ---------  ---------  ---------  ---------
Net Assets, End of
Year............... $   634,873    541,980   279,564  3,095,885  2,978,876  1,420,764  3,407,632  2,806,982  1,886,821
                    ===========  ========= ========= ==========  =========  =========  =========  =========  =========
                          Fidelity Index 500              Fidelity Contrafund                Putnam High Yield
                               Division                         Division                         Division
                    -------------------------------- --------------------------------  -------------------------------
                       2000        1999      1998       2000       1999       1998       2000       1999       1998
                    -----------  --------- --------- ----------  ---------  ---------  ---------  ---------  ---------
Operations:
 Net Investment
 Income (Expense).. $    19,725      6,576     4,245    203,741    (17,683)    (4,317)    65,371     39,090     15,931
 Net Realized Gain
 (Loss) on
 Investments.......     199,953    134,109    85,311    676,329    207,566     88,252    (12,015)    (6,827)     6,443
 Net Unrealized
 (Loss) Gain on
 Investments.......  (1,364,354) 1,221,898   709,372 (1,421,703)   892,748    493,379   (117,990)   (10,410)   (43,428)
                    -----------  --------- --------- ----------  ---------  ---------  ---------  ---------  ---------
 (Decrease)
 Increase in Net
 Assets Resulting
 from Operations...  (1,144,676) 1,362,583   798,928   (541,633) 1,082,631    577,314    (64,634)    21,853    (21,054)
 Net Deposits into
 the Separate
 Account...........   2,190,078  4,030,169 1,595,868  1,219,230  2,585,342    996,842    208,428    196,219    125,158
                    -----------  --------- --------- ----------  ---------  ---------  ---------  ---------  ---------
   Increase in Net
   Assets..........   1,045,402  5,392,752 2,394,796    677,597  3,667,973  1,574,156    143,794    218,072    104,104
Net Assets,
Beginning of Year..   9,958,736  4,565,984 2,171,188  6,666,042  2,998,069  1,423,913    544,189    326,117    222,013
                    -----------  --------- --------- ----------  ---------  ---------  ---------  ---------  ---------
Net Assets, End of
Year............... $11,004,138  9,958,736 4,565,984  7,343,639  6,666,042  2,998,069    687,983    544,189    326,117
                    ===========  ========= ========= ==========  =========  =========  =========  =========  =========
                           Fidelity Growth
                               Division
                    ---------------------------------
                       2000       1999       1998
                    ----------- ---------- ----------
Operations:
 Net Investment
 Income (Expense)..    224,958     48,950     (3,988)
 Net Realized Gain
 on Investments....    364,512    160,303    103,909
 Net Unrealized
 (Loss) Gain on
 Investments....... (1,386,781)   866,792    266,372
                    ----------- ---------- ----------
   Increase
   (Decrease) in
   Net Assets
   Resulting from
   Operations......   (797,311) 1,076,045    366,293
 Net Deposits into
 Separate Account..  1,970,776  2,274,602    542,595
                    ----------- ---------- ----------
   Increase in Net
   Assets..........  1,173,465  3,350,647    908,888
Net Assets,
Beginning of Year..  4,947,262  1,596,615    687,727
                    ----------- ---------- ----------
Net Assets, End of
Year...............  6,120,727  4,947,262  1,596,615
                    =========== ========== ==========
                            Putnam Voyager
                               Division
                    ---------------------------------
                       2000       1999       1998
                    ----------- ---------- ----------
Operations:
 Net Investment
 Income (Expense)..     54,103     (9,587)    (3,407)
 Net Realized Gain
 (Loss) on
 Investments.......    311,211    141,900     40,164
 Net Unrealized
 (Loss) Gain on
 Investments.......   (894,279)   680,565    112,748
                    ----------- ---------- ----------
 (Decrease)
 Increase in Net
 Assets Resulting
 from Operations...   (528,965)   812,878    149,505
 Net Deposits into
 the Separate
 Account...........    840,729    649,592    317,314
                    ----------- ---------- ----------
   Increase in Net
   Assets..........    311,764  1,462,470    466,819
Net Assets,
Beginning of Year..  2,378,470    916,000    449,181
                    ----------- ---------- ----------
Net Assets, End of
Year...............  2,690,234  2,378,470    916,000
                    =========== ========== ==========

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                   STATEMENTS OF CHANGES IN NET ASSETS

                               Page 2 of 2

           For the Years Ended December 31, 2000, 1999 and 1998

                                                      Putnam New Opportunities       T.R. Price New America Growth
                       Putnam Income Division                 Division                         Division
                    ------------------------------ --------------------------------  -------------------------------
                       2000       1999      1998      2000       1999       1998       2000       1999       1998
                    ----------  ---------  ------- ----------  ---------  ---------  ---------  ---------  ---------
Operations:
 Net Investment
 Income (Expense).  $   79,299     41,237   20,614      5,010    (12,257)    (5,408)   (19,572)   (13,731)    (8,308)
 Net Realized
 (Loss) Gain on
 Investments......      (9,367)     3,311    1,110    275,097     50,815     21,690    292,497    182,921     37,818
 Net Unrealized
 Gain (Loss) on
 Investments......      31,703    (74,398)  18,782 (1,565,075) 1,072,096    162,503   (570,889)    73,140    175,523
                    ----------  ---------  ------- ----------  ---------  ---------  ---------  ---------  ---------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..     101,635    (29,850)  40,506 (1,284,968) 1,110,654    178,785   (297,964)   242,330    205,033
 Net Deposits into
 the Separate
 Account..........     117,284    797,051  176,598  1,770,454    791,294    359,780    408,229    582,656    514,647
                    ----------  ---------  ------- ----------  ---------  ---------  ---------  ---------  ---------
  Increase in Net
  Assets..........     218,919    767,201  217,104    485,486  1,901,948    538,565    110,265    824,986    719,680
Net Assets,
Beginning of Year.   1,376,137    608,936  391,832  2,979,617  1,077,669    539,104  2,370,184  1,545,198    825,518
                    ----------  ---------  ------- ----------  ---------  ---------  ---------  ---------  ---------
Net Assets, End of
Year..............  $1,595,056  1,376,137  608,936  3,465,103  2,979,617  1,077,669  2,480,449  2,370,184  1,545,198
                    ==========  =========  ======= ==========  =========  =========  =========  =========  =========
                     T.R. Price Personal Strat.         MFS Emerging Growth
                           Bal. Division                      Division
                    ------------------------------ --------------------------------
                       2000       1999      1998      2000       1999       1998
                    ----------  ---------  ------- ----------  ---------  ---------
Operations:
 Net Investment
 Income (Expense).  $   54,045     40,725   17,595    139,694    (22,579)    (1,909)
 Net Realized Gain
 on Investments...     119,445    111,952   36,511    301,139     69,961     15,919
 Net Unrealized
 (Loss) Gain on
 Investments......     (69,965)   (22,599)  38,264 (1,881,149) 2,259,477    398,114
                    ----------  ---------  ------- ----------  ---------  ---------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..     103,525    130,078   92,370 (1,440,316) 2,306,859    412,124
 Net Deposits into
 the Separate
 Account..........     218,340  1,062,037  377,161  1,545,250  1,526,112    582,487
                    ----------  ---------  ------- ----------  ---------  ---------
  Increase in Net
  Assets..........     321,865  1,192,115  469,531    104,934  3,832,971    994,611
Net Assets,
Beginning of Year.   2,165,286    973,171  503,640  5,770,201  1,937,230    942,619
                    ----------  ---------  ------- ----------  ---------  ---------
Net Assets, End of
Year..............  $2,487,151  2,165,286  973,171  5,875,135  5,770,201  1,937,230
                    ==========  =========  ======= ==========  =========  =========
                    T.R. Price Limited-Term
                         Bond Division
                    -------------------------
                     2000     1999     1998
                    -------- -------- -------
Operations:
 Net Investment
 Income (Expense).   31,650   16,242    3,443
 Net Realized
 (Loss) Gain on
 Investments......   (1,378)    (356)     264
 Net Unrealized
 Gain (Loss) on
 Investments......   21,544  (14,505)     706
                    -------- -------- -------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..   51,816    1,381    4,413
 Net Deposits into
 the Separate
 Account..........  150,466  419,557   62,044
                    -------- -------- -------
  Increase in Net
  Assets..........  202,282  420,938   66,457
Net Assets,
Beginning of Year.  530,269  109,331   42,874
                    -------- -------- -------
Net Assets, End of
Year..............  732,551  530,269  109,331
                    ======== ======== =======
Operations:
 Net Investment
 Income (Expense).
 Net Realized Gain
 on Investments...
 Net Unrealized
 (Loss) Gain on
 Investments......
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..
 Net Deposits into
 the Separate
 Account..........
  Increase in Net
  Assets..........
Net Assets,
Beginning of Year.
Net Assets, End of
Year..............

             See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 1999

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on February 26, 1997. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions which invest exclusively in corresponding shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity VIPI), Fidelity Variable Insurance Products Fund II (Fidelity VIPII), Putnam Variable Trust (Putnam), T Rowe Price Equity Series, Inc. (T.R. Price I), T Rowe Price Fixed Income Series, Inc. (T.R. Price II) and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These funds are the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T Rowe Price New America Growth, T Rowe Price Limited-Term Bond, T Rowe Price Personal Strategy Balanced and MFS Emerging Growth (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

  On January 6, 2000, Metropolitan Life Insurance Company (MetLife), headquartered in New York, purchased 100% of GenAmerica Financial Corporation (the Company) for $1.2 billion in cash. General American Life Insurance Company (General American) is a wholly owned subsidiary of GenAmerica Financial Corporation. Paragon Life Insurance Company is a wholly owned subsidiary of General American.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 Investments

  The Separate Account's investments in the Funds of Scudder, Fidelity VIPI, Fidelity VIPII, Putnam, T.R. Price I, T.R. Price II and MFS are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and capital gain distributions are recorded on the ex-dividend date and are immediately reinvested.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the

                           PARAGON SEPARATE ACCOUNT B
policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0000206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

Note 4 - Purchases and Sales

  For the Years Ended December 31, 2000, 1999, and 1998, purchases and proceeds from the sales of the Scudder Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Putnam Variable Trust, T.Rowe Price Equity Series, Inc., T.Rowe Price Fixed Income Series, Inc. and MFS Variable Insurance Trust.

                                                         Scudder
                         Scudder Money                International             Fidelity Equity             Fidelity Growth
                        Market Division                 Division                Income Division                Division
                 ------------------------------ ------------------------- --------------------------- ---------------------------
                    2000      1999      1998      2000     1999    1998     2000      1999     1998     2000      1999     1998
                 ---------- --------- --------- --------- ------- ------- --------- --------- ------- --------- --------- -------
Purchases....... $  458,875   698,371   194,773 1,128,584 955,621 596,570   975,633 1,217,400 889,293 2,436,964 2,462,102 607,056
Sales........... $  402,278   455,692    51,234   286,804 386,233 102,947   657,781   416,382 124,813   532,122   207,171  74,918
                 ========== ========= ========= ========= ======= ======= ========= ========= ======= ========= ========= =======
                      Fidelity Contrafund              Putnam High              Putnam Voyager               Putnam Income
                            Division                 Yield Division                Division                    Division
                 ------------------------------ ------------------------- --------------------------- ---------------------------
                    2000      1999      1998      2000     1999    1998     2000      1999     1998     2000      1999     1998
                 ---------- --------- --------- --------- ------- ------- --------- --------- ------- --------- --------- -------
Purchases....... $1,978,520 3,091,892 1,080,030   268,165 257,628 180,347 1,074,676   860,525 383,609   362,167   841,873 180,773
Sales........... $  821,995   537,241   103,003    66,459  63,617  57,532   260,294   220,253  72,208   254,191    50,661   9,892
                 ========== ========= ========= ========= ======= ======= ========= ========= ======= ========= ========= =======
                         T.R. Price New                                       T.R. Price Personal
                         America Growth            T.R. Price Limited-         Strategy Balanced             MFS Emerging
                            Division               Term Bond Division              Division                 Growth Division
                 ------------------------------ ------------------------- --------------------------- ---------------------------
                    2000      1999      1998      2000     1999    1998     2000      1999     1998     2000      1999     1998
                 ---------- --------- --------- --------- ------- ------- --------- --------- ------- --------- --------- -------
Purchases....... $  629,489   896,759   564,498   210,090 444,973  64,606   750,370 1,548,177 454,551 1,980,222 1,801,453 673,884
Sales........... $  240,287   318,715    64,424    66,172  25,275   5,557   550,746   494,695  81,578   484,045   292,638 104,262
                 ========== ========= ========= ========= ======= ======= ========= ========= ======= ========= ========= =======
                      Fidelity Index 500
                           Division
                 -----------------------------
                   2000      1999      1998
                 --------- --------- ---------
Purchases....... 3,090,132 4,588,369 1,735,116
Sales...........   986,246   598,077   172,866
                 ========= ========= =========
                          Putnam New
                         Opportunities
                           Division
                 -----------------------------
                   2000      1999      1998
                 --------- --------- ---------
Purchases....... 1,900,069   941,211   442,543
Sales...........   153,710   160,862    88,851
                 ========= ========= =========
Purchases.......
Sales...........

  The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5 - Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 2000, 1999, and 1998.

                    Scudder Money Market   Scudder International  Fidelity Equity Income    Fidelity Growth
                          Division                Division               Division               Division
                   ----------------------- ---------------------- ---------------------- ----------------------
                    2000    1999    1998    2000    1999    1998   2000    1999    1998   2000    1999    1998
                   ------- ------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ------
Net Increase
(Decrease) in
Units
 Deposits........  401,186 634,186 185,432  51,566  52,999 38,766  36,030  43,661 35,673  35,802  43,315 14,418
 Withdrawals.....  347,538 411,882  47,582  11,693  21,472  6,564  23,240  14,773  4,810   7,320   3,554  1,748
                   ------- ------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ------
Net Increase in
Units............   53,648 222,304 137,849  39,873  31,527 32,202  12,790  28,888 30,863  28,482  39,761 12,670
Outstanding
Units, Beginning
of Year..........  480,932 258,628 120,779 117,600  86,073 53,871  99,470  70,582 39,719  71,051  31,290 18,620
                   ------- ------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ------
Outstanding
Units, End of
Year.............  534,580 480,932 258,628 157,473 117,600 86,073 112,260  99,470 70,582  99,533  71,051 31,290
                   ======= ======= ======= ======= ======= ====== ======= ======= ====== ======= ======= ======
                     Fidelity Contrafund     Putnam High Yield        Putnam Voyager
                          Division                Division               Division        Putnam Income Division
                   ----------------------- ---------------------- ---------------------- ----------------------
                    2000    1999    1998    2000    1999    1998   2000    1999    1998   2000    1999    1998
                   ------- ------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ------
Net Increase
(Decrease) in
Units
 Deposits........   65,888 112,850  50,010  19,903  18,391 13,125  14,271  15,394  9,055  24,636  57,047 12,927
 Withdrawals.....   25,970  18,908   4,628   4,847   4,597  3,862   3,300   3,728  1,599  17,102   3,431    600
                   ------- ------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ------
Net Increase in
Units............   39,918  93,942  45,383  15,056  13,794  9,263  10,971  11,666  7,456   7,534  53,616 12,327
Outstanding
Units, Beginning
of Year..........  211,032 117,090  71,707  38,414  24,620 15,357  30,147  18,481 11,025  93,853  40,237 27,910
                   ------- ------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ------
Outstanding
Units, End of
Year.............  250,950 211,032 117,090  53,470  38,414 24,620  41,118  30,147 18,481 101,387  93,853 40,237
                   ======= ======= ======= ======= ======= ====== ======= ======= ====== ======= ======= ======
                       T.R. Price New                              T.R. Price Personal
                       America Growth       T.R. Price Limited-     Strategy Balanced         MFS Emerging
                          Division           Term Bond Division          Division           Growth Division
                   ----------------------- ---------------------- ---------------------- ----------------------
                    2000    1999    1998    2000    1999    1998   2000    1999    1998   2000    1999    1998
                   ------- ------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ------
Net Increase
(Decrease) in
Units
 Deposits........   24,507  35,123  25,749  38,970  82,401 12,759  39,784  84,895 27,507  55,765  75,477 38,091
 Withdrawals.....    9,303  12,250   2,811  12,029   4,655  1,025  28,662  26,535  4,947  12,728  11,671  5,702
                   ------- ------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ------
Net Increase in
Units............   15,204  22,873  22,938  26,941  77,746 11,734  11,122  58,360 22,560  43,037  63,806 32,389
Outstanding
Units, Beginning
of Year..........   84,624  61,751  38,813  97,853  20,107  8,373 112,991  54,631 32,071 155,321  91,515 59,126
                   ------- ------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ------
Outstanding
Units, End of
Year.............   99,828  84,624  61,751 124,794  97,853 20,107 124,113 112,991 54,631 198,358 155,321 91,515
                   ======= ======= ======= ======= ======= ====== ======= ======= ====== ======= ======= ======
                    Fidelity Index 500
                         Division
                   ---------------------
                    2000    1999   1998
                   ------- ------ ------
Net Increase
(Decrease) in
Units
 Deposits........   18,842 29,736 13,795
 Withdrawals.....    5,730  3,781  1,322
                   ------- ------ ------
Net Increase in
Units............   13,112 25,955 12,473
Outstanding
Units, Beginning
of Year..........   57,495 31,540 19,067
                   ------- ------ ------
Outstanding
Units, End of
Year.............   70,607 57,495 31,540
                   ======= ====== ======
                        Putnam New
                       Opportunities
                         Division
                   ---------------------
                    2000    1999   1998
                   ------- ------ ------
Net Increase
(Decrease) in
Units
 Deposits........   43,499 31,975 20,017
 Withdrawals.....    3,583  5,647  3,804
                   ------- ------ ------
Net Increase in
Units............   39,916 26,328 16,213
Outstanding
Units, Beginning
of Year..........   68,100 41,772 25,559
                   ------- ------ ------
Outstanding
Units, End of
Year.............  108,016 68,100 41,772
                   ======= ====== ======
Net Increase
(Decrease) in
Units
 Deposits........
 Withdrawals.....
Net Increase in
Units............
Outstanding
Units, Beginning
of Year..........
Outstanding
Units, End of
Year.............

                        PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account

  Deposits into the Separate Account purchase shares of various funds. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 2000, 1999 and 1998.

                                                          Scudder International            Fideliy Equity Income
                    Scudder Money Market Division               Division                         Division
                    --------------------------------  -------------------------------  -------------------------------
                       2000       1999       1998       2000       1999       1998       2000       1999       1998
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Gross
Deposits........... $  863,910    744,650    454,499  1,122,281    859,804    722,702  1,391,871  1,583,555  1,044,412
Surrenders and
Withdrawals........    (52,592)   (67,368)    (4,278)  (215,682)   (90,393)   (20,489)  (209,663)  (127,451)   (56,750)
Transfers Between
Funds and General
Account............   (188,092)     2,545     17,780    222,086     (6,036)   (59,542)  (440,096)  (251,955)    63,313
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers.......    623,226    679,827    468,001  1,128,685    763,375    642,671    742,112  1,204,149  1,050,975
Deductions:
 Premium Expense
 Charges...........     23,690     20,523     12,204     30,775     23,697     19,405     38,167     43,644     28,044
 Policy Contract
 Charges...........    536,136    414,260    309,831    226,724    156,788    121,088    364,401    348,629    242,085
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                       559,826    434,783    322,035    257,499    180,485    140,493    402,568    392,273    270,129
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Deposits into
the Separate
Account............ $   63,400    245,044    145,966    871,186    582,890    502,178    339,544    811,876    780,846
                    ==========  =========  =========  =========  =========  =========  =========  =========  =========
                     Fidelity Index 500 Division      Fidelity Contrafund Division      Putnam High Yield Division
                    --------------------------------  -------------------------------  -------------------------------
                       2000       1999       1998       2000       1999       1998       2000       1999       1998
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Gross
Deposits........... $5,030,578  5,793,752  2,259,997  3,133,509  3,747,692  1,429,506    361,908    353,898    241,285
Surrenders and
Withdrawals........   (718,037)  (420,055)   (84,913)  (431,490)  (411,457)   (55,117)   (46,586)   (22,356)    (7,840)
Transfers Between
Funds and General
Account............   (438,294)    68,815     61,916   (553,333)   (15,777)   (16,713)     9,050    (38,545)   (41,786)
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers.......  3,874,247  5,442,512  2,237,000  2,148,686  3,320,458  1,357,676    324,372    292,997    191,659
Deductions:
 Premium Expense
 Charges...........    137,947    159,679     60,684     85,926    103,288     38,384      9,924      9,754      6,479
 Policy Contract
 Charges...........  1,546,222  1,252,665    580,448    843,530    631,828    322,450    106,020     87,024     60,022
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                     1,684,169  1,412,344    641,132    929,456    735,116    360,834    115,944     96,778     66,501
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Deposits into
the Separate
Account............ $2,190,078  4,030,168  1,595,868  1,219,230  2,585,342    996,842    208,428    196,219    125,158
                    ==========  =========  =========  =========  =========  =========  =========  =========  =========
                     Fidelity Growth Division
                    ------------------------------
                      2000       1999      1998
                    ---------- ---------- --------
Total Gross
Deposits........... 3,067,716  2,956,035  828,226
Surrenders and
Withdrawals........  (296,559)  (132,900) (61,120)
Transfers Between
Funds and General
Account............   233,589    129,655    1,791
                    ---------- ---------- --------
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers....... 3,004,746  2,952,790  768,897
Deductions:
 Premium Expense
 Charges...........    84,122     81,470   22,239
 Policy Contract
 Charges...........   949,848    596,718  204,063
                    ---------- ---------- --------
                    1,033,970    678,188  226,302
                    ---------- ---------- --------
Net Deposits into
the Separate
Account............ 1,970,776  2,274,602  542,595
                    ========== ========== ========
                      Putnam Voyager Division
                    ------------------------------
                      2000       1999      1998
                    ---------- ---------- --------
Total Gross
Deposits........... 1,281,032  1,105,508  507,398
Surrenders and
Withdrawals........  (140,287)  (164,260) (26,810)
Transfers Between
Funds and General
Account............    84,641    (22,810)  (8,874)
                    ---------- ---------- --------
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers....... 1,225,386    918,438  471,714
Deductions:
 Premium Expense
 Charges...........    35,128     30,468   13,624
 Policy Contract
 Charges...........   349,529    238,378  140,776
                    ---------- ---------- --------
                      384,657    268,846  154,400
                    ---------- ---------- --------
Net Deposits into
the Separate
Account............   840,729    649,592  317,314
                    ========== ========== ========

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account (continued)

  Deposits into the Separate Account purchase shares of various funds. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 2000, 1999, and 1998.

                                                    Putnam New Opportunities        T.R. Price New America
                      Putnam Income Division                Division                    Growth Division
                    -----------------------------  -----------------------------  -----------------------------
                      2000       1999      1998      2000       1999      1998      2000       1999      1998
                    ---------  ---------  -------  ---------  ---------  -------  ---------  ---------  -------
Total Gross
Deposits........... $ 568,469    981,178  240,997  1,488,291  1,067,229  588,576  1,041,471  1,065,174  733,553
Surrenders and
Withdrawals........  (128,167)   (20,921)  (1,926)   (91,597)   (59,380) (13,945)  (210,937)   (79,000) (27,696)
Transfers Between
Funds and General
Account............  (147,544)    20,905    5,082    825,770     33,779  (54,349)   (93,335)  (100,173)  20,602
                    ---------  ---------  -------  ---------  ---------  -------  ---------  ---------  -------
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers.......   292,758    981,162  244,153  2,222,464  1,041,628  520,282    737,199    886,001  726,459
Deductions:
 Premium Expense
 Charges...........    15,588     27,042    6,471     40,812     29,413   15,804     28,559     29,357  19, 697
 Policy Contract
 Charges...........   159,886    157,069   61,084    411,198    220,921  144,698    300,411    273,988  192,115
                    ---------  ---------  -------  ---------  ---------  -------  ---------  ---------  -------
                      175,474    184,111   67,555    452,010    250,334  160,502    328,970    303,345  211,812
                    ---------  ---------  -------  ---------  ---------  -------  ---------  ---------  -------
Net Deposits into
the Separate
Account............ $ 117,284    797,051  176,598  1,770,454    791,294  359,780    408,229    582,656  514,647
                    =========  =========  =======  =========  =========  =======  =========  =========  =======
                    T.R. Price Personal Strat.         MFS Emerging Growth
                           Bal. Division                    Division
                    -----------------------------  -----------------------------
                      2000       1999      1998      2000       1999      1998
                    ---------  ---------  -------  ---------  ---------  -------
Total Gross
Deposits........... $ 994,283  1,651,162  537,081  2,319,877  2,141,360  906,166
Surrenders and
Withdrawals........  (224,423)  (201,604) (25,095)  (389,352)  (137,188) (29,602)
Transfers Between
Funds and General
Account............  (195,262)   (51,312)  13,297    302,820    (25,838) (60,221)
                    ---------  ---------  -------  ---------  ---------  -------
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers.......   574,598  1,398,246  525,283  2,233,345  1,978,334  816,343
Deductions:
 Premium Expense
 Charges...........    27,265     45,507   14,421     63,615     59,017   24,324
 Policy Contract
 Charges...........   328,993    290,702  133,701    624,480    393,205  209,532
                    ---------  ---------  -------  ---------  ---------  -------
                      356,258    336,209  148,122    688,095    452,222  233,856
                    ---------  ---------  -------  ---------  ---------  -------
Net Deposits into
the Separate
Account............ $ 218,340  1,062,037  377,161  1,545,250  1,526,112  582,487
                    =========  =========  =======  =========  =========  =======
                      T.R. Price Limited
                      Term Bond Division
                    -------------------------
                     2000     1999     1998
                    -------- -------- -------
Total Gross
Deposits........... 306,695  471,331  79,889
Surrenders and
Withdrawals........ (33,989)  (5,509)   (145)
Transfers Between
Funds and General
Account............ (27,304)  44,830    (854)
                    -------- -------- -------
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers....... 245,402  510,652  78,890
Deductions:
 Premium Expense
 Charges...........   8,410   12,990   2,145
 Policy Contract
 Charges...........  86,526   78,105  14,701
                    -------- -------- -------
                     94,936   91,095  16,846
                    -------- -------- -------
Net Deposits into
the Separate
Account............ 150,466  419,557  62,044
                    ======== ======== =======
Total Gross
Deposits...........
Surrenders and
Withdrawals........
Transfers Between
Funds and General
Account............
   Total net
   Deposits,
   Surrenders,
   Withdrawals, and
   Transfers.......
Deductions:
 Premium Expense
 Charges...........
 Policy Contract
 Charges...........

Net Deposits into
the Separate
Account............

                        PARAGON SEPARATE ACCOUNT B

                          SCHEDULE OF INVESTMENTS

                             December 31, 2000

                                                Number
                                                  of      Market
                                                Shares     Value       Cost
                                                ------- ----------- -----------
Scudder Variable Life Investment Fund:
  Scudder Money Market Division................ 632,222 $   632,222 $   632,222
  Scudder International Division............... 216,695   3,090,064   3,337,810
Fidelity Variable Insurance Products Fund:
  Fidelity Equity Income Division.............. 133,679   3,411,495   3,205,283
  Fidelity Growth Division..................... 139,992   6,110,639   6,334,180
Fidelity Variable Insurance Products Fund II:
  Fidelity Index 500 Division..................  73,598  11,005,095  10,279,988
  Fidelity Contrafund Division................. 308,943   7,334,306   7,286,721
Putnam Variable Trust:
  Putnam High Yield Division...................  76,448     686,503     843,982
  Putnam Voyager Division......................  55,007   2,685,418   2,739,960
  Putnam Income Division....................... 126,641   1,596,937   1,600,783
  Putnam New Opportunities Division............ 116,126   3,471,010   3,743,106
T.Rowe Price Fixed Income Series, Inc.:
  T.R. Price New America Growth Division....... 118,716   2,482,355   2,730,438
  T.R. Price Limted Term Bond Division......... 148,263     730,934     722,842
  T.R. Price Personal Strategy Balanced........ 160,050   2,487,175   2,530,978
MFS Variable Insurance Trust:
  MFS Emerging Growth Division................. 203,740   5,875,858   5,030,510



                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 2000) of .668%. These charges take into account expense reimbursement arrangements expected to be in place for 2001 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled an average of .676%. See the respective Fund prospectus for details. After deduction for these amounts, with reimbursement, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.568%, 4.432% and 10.432%, respectively.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge. The premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at-
                                                  1.568%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,048           $500,000           $ 5,009           $500,000
  2          12,630             5,896            500,000             9,913            500,000
  3          19,423             8,498            500,000            14,684            500,000
  4          26,555            10,848            500,000            19,267            500,000
  5          34,045            12,923            500,000            23,668            500,000
  6          41,908            14,702            500,000            27,948            500,000
  7          50,165            16,156            500,000            32,054            500,000
  8          58,834            17,244            500,000            35,989            500,000
  9          67,937            17,929            500,000            39,759            500,000
 10          77,496            18,180            500,000            43,361            500,000
 11          87,532            17,988            500,000            46,692            500,000
 12          98,070            17,321            500,000            49,871            500,000
 13         109,134            16,172            500,000            52,843            500,000
 14         120,752            14,512            500,000            55,501            500,000
 15         132,951            12,285            500,000            57,904            500,000
 16         145,760             9,428            500,000            60,064            500,000
 17         159,209             5,827            500,000            61,927            500,000
 18         173,331             1,343            500,000            63,440            500,000
 19         188,159                 0                  0            64,667            500,000
 20         203,728                 0                  0            65,497            500,000
 25         294,060                 0                  0            61,824            500,000
 30         409,348                 0                  0            35,332            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                  4.432%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $ 6,161            $ 3,148           $500,000           $ 5,173           $500,000
  2         12,630              6,278            500,000            10,547            500,000
  3         19,423              9,343            500,000            16,103            500,000
  4         26,555             12,329            500,000            21,792            500,000
  5         34,045             15,207            500,000            27,621            500,000
  6         41,908             17,949            500,000            33,659            500,000
  7         50,165             20,517            500,000            39,860            500,000
  8         58,834             22,857            500,000            46,235            500,000
  9         67,937             24,920            500,000            52,796            500,000
 10         77,496             26,660            500,000            59,549            500,000
 11         87,532             28,050            500,000            66,399            500,000
 12         98,070             29,038            500,000            73,470            500,000
 13        109,134             29,596            500,000            80,719            500,000
 14        120,752             29,673            500,000            88,054            500,000
 15        132,951             29,187            500,000            95,537            500,000
 16        145,760             28,044            500,000           103,190            500,000
 17        159,209             26,096            500,000           110,976            500,000
 18        173,331             23,162            500,000           118,861            500,000
 19        188,159             19,041            500,000           126,911            500,000
 20        203,728             13,523            500,000           135,048            500,000
 25        294,060                  0                  0           176,139            500,000
 30        409,348                  0                  0           212,758            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.432%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,246           $500,000           $  5,334           $500,000
  2          12,630             6,669            500,000             11,196            500,000
  3          19,423            10,242            500,000             17,612            500,000
  4          26,555            13,971            500,000             24,582            500,000
  5          34,045            17,848            500,000             32,170            500,000
  6          41,908            21,869            500,000             40,503            500,000
  7          50,165            26,018            500,000             49,605            500,000
  8          58,834            30,269            500,000             59,565            500,000
  9          67,937            34,599            500,000             70,479            500,000
 10          77,496            38,988            500,000             82,452            500,000
 11          87,532            43,441            500,000             95,499            500,000
 12          98,070            47,939            500,000            109,857            500,000
 13         109,134            52,492            500,000            125,622            500,000
 14         120,752            57,086            500,000            142,866            500,000
 15         132,951            61,689            500,000            161,817            500,000
 16         145,760            66,256            500,000            182,688            500,000
 17         159,209            70,697            500,000            205,673            500,000
 18         173,331            74,897            500,000            230,999            500,000
 19         188,159            78,727            500,000            259,007            500,000
 20         203,728            82,054            500,000            289,976            500,000
 25         294,060            86,584            500,000            503,986            584,623
 30         409,348            40,721            500,000            855,545            915,433

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                    1.568%)
                               ---------------------------------------------------------------------
                                    GUARANTEED*                           CURRENT**
                               -------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR         at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       ---------           -------           --------           --------           --------
  1        $ 12,322            $ 8,809           $508,809           $ 10,776           $510,776
  2          25,261             17,309            517,309             21,348            521,348
  3          38,846             25,456            525,456             31,689            531,689
  4          53,111             33,245            533,245             41,744            541,744
  5          68,090             40,652            540,652             51,516            551,516
  6          83,817             47,658            547,658             61,071            561,071
  7         100,330             54,235            554,235             70,351            570,351
  8         117,669             60,341            560,341             79,362            579,362
  9         135,875             65,944            565,944             88,107            588,107
 10         154,992             71,015            571,015             96,585            596,585
 11         175,064             75,550            575,550            104,681            604,681
 12         196,140             79,523            579,523            112,526            612,526
 13         218,269             82,937            582,937            120,059            620,059
 14         241,505             85,771            585,771            127,160            627,160
 15         265,903             87,980            587,980            133,896            633,896
 16         291,521             89,515            589,515            140,278            640,278
 17         318,419             90,280            590,280            146,245            646,245
 18         346,663             90,163            590,163            151,741            651,741
 19         376,319             89,053            589,053            156,837            656,837
 20         407,457             86,853            586,853            161,410            661,410
 25         588,120             57,802            557,802            174,461            674,461
 30         818,697                  0                  0            161,874            661,874

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                         FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.432%)
                   ------------------------------------------------------------
                          GUARANTEED*                     CURRENT**
                   ----------------------------- ------------------------------
         PREM          CASH          DEATH           CASH           DEATH
 YR    AT 5.00%       VALUE         BENEFIT         VALUE          BENEFIT
 ---   --------    ------------   -------------  ------------   --------------
  1    $ 12,322    $      9,096   $    509,096   $     11,128   $      511,128
  2      25,261          18,419        518,419         22,712          522,712
  3      38,846          27,930        527,930         34,743          534,743
  4      53,111          37,623        537,623         47,179          547,179
  5      68,090          47,477        547,477         60,038          560,038
  6      83,817          57,475        557,475         73,399          573,399
  7     100,330          67,585        567,585         87,225          587,225
  8     117,669          77,766        577,766        101,535          601,535
  9     135,875          87,975        587,975        116,350          616,350
 10     154,992          98,180        598,180        131,689          631,689
 11     175,064         108,366        608,366        147,450          647,450
 12     196,140         118,497        618,497        163,782          663,782
 13     218,269         128,564        628,564        180,643          680,643
 14     241,505         138,534        638,534        197,927          697,927
 15     265,903         148,347        648,347        215,716          715,716
 16     291,521         157,936        657,936        234,036          734,036
 17     318,419         167,181        667,181        252,846          752,846
 18     346,663         175,939        675,939        272,099          772,099
 19     376,319         184,058        684,058        291,882          791,882
 20     407,457         191,397        691,397        312,085          812,085
 25     588,120         212,593        712,593        417,678          917,678
 30     818,697         187,854        687,854        520,627        1,020,627

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                         FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.432%)
                  ---------------------------------------------------------------
                          GUARANTEED*                      CURRENT**
                  ------------------------------- -------------------------------
         PREM         CASH            DEATH           CASH            DEATH
 YR    AT 5.00%       VALUE          BENEFIT          VALUE          BENEFIT
 ---   --------   -------------   --------------  -------------   --------------
  1    $ 12,322   $       9,379   $     509,379   $      11,473   $     511,473
  2      25,261          19,554         519,554          24,106         524,106
  3      38,846          30,558         530,558          37,988         537,988
  4      53,111          42,464         542,464          53,185         553,185
  5      68,090          55,335         555,335          69,836         569,836
  6      83,817          69,247         569,247          88,154         588,154
  7     100,330          84,270         584,270         108,251         608,251
  8     117,669         100,469         600,469         130,313         630,313
  9     135,875         117,925         617,925         154,544         654,544
 10     154,992         136,730         636,730         181,165         681,165
 11     175,064         157,012         657,012         210,298         710,298
 12     196,140         178,888         678,888         242,339         742,339
 13     218,269         202,518         702,518         277,522         777,522
 14     241,505         228,054         728,054         316,042         816,042
 15     265,903         255,640         755,640         358,310         858,310
 16     291,521         285,425         785,425         404,726         904,726
 17     318,419         317,526         817,526         455,651         955,651
 18     346,663         352,055         852,055         511,488       1,011,488
 19     376,319         389,132         889,132         572,819       1,072,819
 20     407,457         428,904         928,904         640,080       1,140,080
 25     588,120         676,460       1,176,460       1,086,849       1,586,849
 30     818,697       1,025,076       1,525,076       1,788,642       2,288,642

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                    PART II
                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

      Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

      Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


      Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     The Scudder Commissioned Prospectus, consisting of 79 pages;
     Morgan Stanley Dean Witter Prospectus, consisting of 84 pages; Putnam Prospectus, consisting of 91 pages; MFS
     Prospectus, consisting of 91 pages; Multiple Manager
     Commissioned, consisting of 87 pages.
     The undertaking to file reports required by Section 15 (d), 1934 Act.
     The undertaking pursuant to Rule 484.
     Representation concerning fees and charges.
     The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account. 6

     (2)  Not applicable.

     (3)  (a) Form of Underwriting Agreement. 6

          (b) Form of Selling Agreement. 2

          (c) Commission Schedule for Scudder Commissioned Policy and Dean Witter Policy. 6

          (d) Commission Schedule for Putnam Policy and MFS Policy. 6

     (4)  Not applicable.

     (5)  (a) Form of Group Contract:

             1.  Scudder - (Group Contract 30020) 6
             2.  Dean Witter - (Group Contract 30029) 6
                 Putnam
                 MFS
             3.  Multi-Manager - (Group Contract 30037) 6

          (b) Proposed Form of Individual Policy and Policy Riders:

             1.  Scudder (30018) 6,3
             2.  Dean Witter (30027) 6,3
                 Putnam
                 MFS
            3a.  Multi-Manager (30040) 6,3
             b.  Multi-Manager (30045) 1

          (c) Proposed Form of Certificate and Certificate Riders:

             1.  Scudder (30019) 6,3
             2.  Dean Witter (30028) 6,3
                 Putnam
                 MFS
            3a.  Multi-Manager (30036) 6,3
             b.  Multi-Manager (30044) 1

            4.   MET (30047) 1
     (6) (a) Amended Charter and Articles of Incorporation of the Company. 2

          (b) By-Laws of the Company. 2

     (7)  Not applicable.

     (8)  (a)   Form of Series Participation Agreement with Scudder
                Variable Life Investment Fund 2

          (b)   Form of Participation Agreement with Putnam
                Capital Manager Trust 2

          (c)   Form of Participation Agreement with MFS Variable
                Insurance Trust 2

          (d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund 2

          (e) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II 2

          (f) Form of Participation Agreement with T. Rowe Price Investment Services, Inc. 5

          (g) Form of Participation Agreement with Dean Witter Variable Investment Series 6

          (h)   Form of Participation Agreement with Scudder Variable
                Series II 1

     (9)  Not applicable.

     (10)     (a)    Form of Application for Group Contract (10914). 4;
                     (33906) 1

              (b)    Form of Application for Employee Insurance
                     (Guaranteed Issue) (Group Contract 10915). 4

              (c)    Form of Application for Employee Insurance
                     (Simplified Issue) (Group Contract 10921, 10920). 4; (33910) 1

              (d)    Form of Application for Spouse Insurance
                     (Group Contract 10917). 4

              (e)    Form of Application for Employee Insurance
                     Guaranteed Issue (Individual Policy 10352, 33100). 4

              (f)    Form of Application for Employee Insurance
                     (Simplified Issue) (Individual Policy 10357). 4

              (g)    Form of Application for Spouse Insurance
                     (Individual Policy 10354). 4

              (h)    Form of Application Supplement for (Scudder
                     Commissioned Policy, 33105). 6

              (i)    Form of Application Supplement for (Putnam
                     Policy 33114). 6

              (j)    Form of Application Supplement for
                     (MFS Policy, 33115-20). 6

              (k)    Form of Application Supplement for (Dean Witter Policy
                     33113). 6

              (l) Form of Application Supplement for (Multi-Manager Commissioned Policy, 33116). 6; (33135) 1

              (m) Form of Application Supplement--Conditional Interim Coverage Agreement (33909). 1

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 6

3. Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 6

4.   Not Applicable.

5.   Not Applicable.

6.   Not Applicable.

7. The opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. 1

8. (a) The consent of Deloitte & Touche LLP, Independent Certified Public Accountants. 1

     (b)  The consent of KPMG LLP, Independent Certified Public Accountants. 1

     (c)  Written consent of Sutherland Asbill & Brennan LLP. 1

9. Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq., and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 7

                                    *  *  *

1.   Filed herewith.

2. Incorporated by reference to Pre-Effective Amendment No. 1 on Form S-6 found in File No. 333-80393, filed with the Securities and Exchange Commission on September 1, 1999.

3. Incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000 for the Policy and Certificate Riders only.

4. Incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000.

5. Incorporated by reference to Pre-Effective Amendment No. 1 on Form S-6 found in File No. 33-36515, filed with the Securities and Exchange Commission on February 26, 1999.

6. Incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-58796, filed with the Securities and Exchange Commission on April 28, 2000.

7. Incorporated by reference to Post-Effective Amendment No. 13 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 25, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account B of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 25th day of April, 2001.



(Seal)                                        Paragon Life Insurance Company




Attest:  /s/Matthew P. McCauley         By:  /s/Anthony F. Trani
            -----------------------          -----------------------
            Matthew P. McCauley,                Anthony F. Trani, President
            Secretary                           and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities on the dates indicated.

Signature                         Title                                Date

/s/Anthony F. Trani                                                    4/25/01
-----------------------
Anthony F. Trani            President and Director
                           (Chief Executive Officer)



/s/Craig K. Nordyke
-----------------------                                                4/25/01
Craig K. Nordyke           Executive Vice President,
                           Chief Actuary and Director



/s/Matthew P. McCauley
-----------------------
Matthew P. McCauley        Vice President                              4/25/01
                           General Counsel,
                           Secretary, and Director


-----------------------
Michael J. McDermott*      Vice President and Director



-----------------------
Nicholas D. Latrenta*      Director



-----------------------
Roy C. Albertalli*         Director

Signature                      Title                      Date




-------------------------
Eugene Marks, Jr.*           Director



-------------------------
Stanley J. Talbi*            Director


-------------------------
Michael W. Witwer*           Director




By: /s/Matthew P. McCauley
       ----------------------                             4/25/01
       Matthew P. McCauley




*Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq., and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.



33-58796

                                 EXHIBIT INDEX


Exhibit


 1.  (5)  (b)  Proposed Form of Individual Policy:
               (3)(b)  Multi-Manager (30045)

          (c)  Proposed Form of Certificate:
               (3)(b)  Multi-Manager (30044)
               (4)     MET (30047)
     (8)  (h)  Form of Participation Agreement with Scudder Variable Series II.

     (10) (a)  Form of Application for Group Contract 33906.
          (c)  Form of Application for Employee Insurance (Simplified Issue)
               33910.
          (l) Form of Application Supplement for Multi-Manager Commissioned Policy, 33135.
          (m) Form of Application Supplement-Conditional Interim Coverage Agreement, 33909.


 7. Opinion and consent of Craig K. Nordyke, F.S.A, M.A.A.A., Executive Vice President and Chief Actuary

8a. Written consent of Deloitte & Touche LLP, Independent Certified Public Accountants.

8b.            Written consent of KPMG LLP, Independent Certified Public
               Accountants.

8c.            Written consent of Sutherland Asbill & Brennan LLP.